CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[*****]” TO INDICATE THE OMISSION. Dated as of April 29, 2026 First Omnibus Amendment Agreement among United States Department of Energy, as DOE, EVGO SWIFT BORROWER LLC, as Borrower, EVGO SERVICES LLC, as Sponsor CITIBANK, N.A., acting through its Agency and Trust Division as Collateral Agent and CITIBANK, N.A., acting through its Agency and Trust Division as Depositary Bank White & Case LLP 1221 Avenue of the Americas New York, NY 10020-1095 Exhibit 10.1

Table of Contents Page Section 1. Defined Terms ..................................................................................................................... 1 Section 2. Amendments to the LGA ..................................................................................................... 1 Section 3. Amendment to CAAA ......................................................................................................... 2 Section 4. Consent to Restricted Payment. ............................................................................................ 2 Section 5. Conditions Precedent ........................................................................................................... 2 Section 6. Effect of Agreement ............................................................................................................. 3 Section 7. Reaffirmations; Covenants ................................................................................................... 3 Section 8. Representations and Warranties ........................................................................................... 3 Section 9. Further Assurances .............................................................................................................. 4 Section 10. Amendments, Etc ................................................................................................................. 4 Section 11. Severability .......................................................................................................................... 4 Section 12. Counterparts ......................................................................................................................... 4 Section 13. Entire Agreement ................................................................................................................. 4 Section 14. Governing Law; Waiver of Jury Trial .................................................................................. 4 Section 15. Consent to Jurisdiction ......................................................................................................... 5 Section 16. Concerning the Collateral Agent .......................................................................................... 5 (i)

FIRST OMNIBUS AMENDMENT AGREEMENT (this “Agreement”), dated as of April 29, 2026, by and among the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”), EVGO SWIFT BORROWER LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Borrower”), EVGO SERVICES LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Sponsor”), CITIBANK, N.A., a national banking association, acting through its Agency and Trust Division, as depositary bank (together with its successors in its capacity as the Depositary Bank, bank and as securities intermediary, the “Depositary Bank”), and as collateral agent (together with its successors in its capacity as collateral agent, the “Collateral Agent”) on behalf of the Secured Parties. PRELIMINARY STATEMENTS (A) The Borrower and DOE are parties to that certain Loan Guarantee Agreement (“LGA”), dated as of December 12, 2024. (B) The Borrower, DOE, the Collateral Agent, and the Depositary Bank are parties to that certain Collateral Agency and Accounts Agreement (“CAAA”), dated as of December 12, 2024. (C) Pursuant to Section 11.01 of the LGA, the LGA and any provision therein shall only be amended if in writing and executed by the Borrower and DOE. (D) Pursuant to Section 6.01 of the CAAA, the CAAA and any provision therein shall only be amended if in writing and executed by the Borrower, DOE, and the Collateral Agent. (E) DOE has requested, and the Borrower has agreed to enter into this Agreement to document to amend the LGA and CAAA as set forth herein. NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereby agree to the following: Section 1. Defined Terms. (a) Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings provided in the LGA. (b) The rules of interpretation set forth in Section 1.02 of the LGA shall apply to this Agreement, mutatis mutandis. Section 2. Amendments to the LGA. Subject to the satisfaction of the conditions precedent set forth in Section 5 (Conditions Precedent), DOE and the Borrower agree that, effective as of the Amendment Effective Date (as defined below): (a) The LGA (other than the Annexes, Exhibits and Schedules not included in Appendix A hereto) is amended and restated to delete the stricken text (indicated textually in the same manner as the following example: stricken text), to add the double underlined text (indicated textually in the same manner as the following example: double underlined text) and to move the green text (indicated textually in the same manner as the following examples: moved text and moved text) as set forth in Appendix A hereto. Except as expressly amended hereby, the Annexes, Exhibits and Schedules to the LGA remain in effect without any change thereto. (b) Exhibit A to the LGA is amended and restated to delete the stricken text (indicated textually in the same manner as the following example: stricken text), to add the double underlined text (indicated textually in the same manner as the following example: double underlined text) and to move the green text

2 (indicated textually in the same manner as the following examples: moved text and moved text) as set forth in Appendix B hereto. (c) Exhibit I to the LGA is amended and restated to delete the stricken text (indicated textually in the same manner as the following example: stricken text), to add the double underlined text (indicated textually in the same manner as the following example: double underlined text) and to move the green text (indicated textually in the same manner as the following examples: moved text and moved text) as set forth in Appendix C hereto. (d) Exhibit R to the LGA is deleted and its title replaced with [Reserved]. (e) Schedule 8.02(d)(ii) is deleted and its title replaced with [Reserved]. Section 3. Amendment to CAAA. Subject to the satisfaction of the conditions precedent set forth in Section 5 (Conditions Precedent), the Parties hereto (other than the Sponsor) agree that, effective as of the Amendment Effective Date, the CAAA (other than the Exhibits and Schedules thereto) is amended and restated to delete the stricken text (indicated textually in the same manner as the following example: stricken text), to add the double underlined text (indicated textually in the same manner as the following example: double underlined text) and to move the green text (indicated textually in the same manner as the following examples: moved text and moved text) as set forth in Appendix D hereto. Except as expressly amended hereby, the Exhibits and Schedules to the CAAA remain in effect without any change thereto. Section 4. Consent to Restricted Payment. Notwithstanding anything to the contrary in the LGA (including Section 9.04 thereof) or elsewhere in the Financing Documents, subject to the satisfaction of the conditions precedent set forth in Section 5 (Conditions Precedent), effective as of the Amendment Effective Date, DOE hereby (a) consents to, and to the extent necessary to permit the making of such Restricted Payment waives satisfaction of the Restricted Payment Conditions as a condition to, the Borrower making, on the Monthly Transfer Date occurring on April 10, 2026, a distribution in the form of cash paid to the Sponsor, by directing the Collateral Agent to cause the Depositary Bank to transfer funds from the Qualified Stall Asset Acquisition Account to the Sponsor in an amount not to exceed the amount on deposit therein as of the date hereof, and (b) instructs the Collateral Agent to so direct the Depositary Bank. Section 5. Conditions Precedent. The effectiveness of this Agreement is subject to the prior satisfaction, or waiver by DOE, of each of the following conditions precedent, each in form and substance satisfactory to DOE (the “Amendment Effective Date”): (a) DOE shall have received (i) an officer’s certificate of each of the Borrower and the Sponsor, signed by a Responsible Officer thereof, certifying that (A) the latest Organization Documents delivered to DOE remain in full force and effect without modification or attaching true, correct and complete copies of each amendment or supplement thereto, and (B) the due authorization of the execution, delivery and performance of this Agreement, attaching true, correct and complete copies of their resolutions and (ii) each other document or instrument as the Guarantor shall reasonably request, in each case in form and substance satisfactory to the Guarantor; (b) DOE and the other Secured Parties shall have received legal opinions from Holland & Knight LLP (including originals thereof, as required by the applicable Secured Party) in respect of the Borrower and the Sponsor dated as of the Amendment Effective Date and addressed to the Secured Parties with respect to this Agreement. (c) The Borrower shall have paid all fees and Secured Party Expenses of any DOE Consultants incurred in connection with the Agreement and invoiced at least five days prior to the Amendment Effective Date;

3 (d) no Default, Event of Default or Material Adverse Effect shall have occurred and be continuing; and (e) all representations and warranties of each of the Borrower and the Sponsor hereunder shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it shall be true and correct in all respects) as of the date hereof and as of the Amendment Effective Date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty was true and correct as of such date or time). Section 6. Effect of Agreement. (a) Except as expressly set forth herein, (i) the Financing Documents shall remain unchanged and in full force and effect and (ii) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of DOE or any other Person under the LGA, CAAA, or any other Transaction Document and shall not alter, modify, amend or in any way affect any of the terms, provisions, conditions, obligations, covenants or agreements contained in the LGA, CAAA or any other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Person to any forbearance or consent to, or a waiver, amendment, modification or other change of, any of the terms, provisions, conditions, obligations, covenants or agreements contained in the LGA, CAAA, or any other Financing Document in similar or different circumstances. (b) This Agreement shall constitute a “Financing Document.” Section 7. Reaffirmations; Covenants. Each of the Borrower and the Sponsor hereby (i) reaffirms its covenants and agreements contained in each of the Financing Documents to which it is a party, (ii) reaffirms that each of the security interests and other liens created and granted in or pursuant to the Financing Documents is valid and subsisting, and acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect such security interest or other liens, (iii) confirms that each Financing Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except as explicitly modified herein and (iv) acknowledges and consents to this Agreement and the terms and provisions hereof. Section 8. Representations and Warranties. Each of the Borrower and the Sponsor hereby represents to DOE, as to itself, as of the date hereof and as of the Effective Date, that: (a) it is duly organized and validly existing under the laws of its place of organization and has all requisite power and authority to own and operate its properties and assets and to carry out its business as presently conducted; (b) this Agreement has been duly authorized, executed and delivered, and no corporate or third-party authorization or consent, other than any authorization or consent that has been obtained, is necessary for the execution, delivery and performance hereof or the consummation of the transactions contemplated herein; (c) each of the Transaction Documents to which it is a party remains in full force and effect in accordance with their terms and this Agreement and each other Transaction Document to which it is a party is its valid, binding and enforceable obligation in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

4 (d) no event has occurred and is continuing which constitutes, or with the passage of time, the giving of notice or both would constitute, an Event of Default; (e) there is no fact known to it that has not been disclosed to DOE in writing that could reasonably be expected to have a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the LGA, or any other Transaction Document will not result in a Material Adverse Effect; and (f) (i) each of the representations and warranties of the Borrower and each other Borrower Party contained in Article VI (Representations and Warranties) of the LGA and in each other Financing Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it shall be true and correct in all respects) as of the date hereof and as of the Amendment Effective Date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty was true and correct as of such date or time), and (ii) in the case of the Borrower, the representations and warranties set forth in Section 6.22 (Environmental Laws); 6.24 (Davis-Bacon Act), 6.26 (Sanctions and Anti-Money Laundering Laws), 6.27 (Cargo Preference Act), 6.28 (Lobbying Restriction), 6.29 (No Federal Debt Delinquency), 6.30 (No Tax-Exempt Indebtedness), 6.32 (Use of Proceeds), 6.31 (Federal Funding) and 6.33 (No Immunity), in each case, of the LGA are, in each case, true and correct in all respects, on and as of the date hereof and as of the Amendment Effective Date, as if made on and as of such date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date), before and after giving effect to the amendments, consent and waiver contemplated hereby. Section 9. Further Assurances. Each of the parties hereto agrees, promptly upon reasonable request by any other party hereto, to cooperate in good faith and execute, acknowledge and deliver all further instruments and documents, and take all such further acts as such other party may reasonably request from time to time in order to carry out the purposes of this Agreement. Section 10. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower shall in any event be effective unless the same shall be in writing and signed by DOE and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Section 11. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 12. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission (including pdf format) shall be as effective as delivery of an original and shall constitute a representation that an executed original shall be delivered. Section 13. Entire Agreement. This Agreement, together with the other Financing Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof. Section 14. Governing Law; Waiver of Jury Trial. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE

5 INTENTION AND AGREEMENT OF THE PARTIES TO THIS AGREEMENT THAT THE LAWS OF THE STATE OF NEW YORK (WITHOUT EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS. Section 15. Consent to Jurisdiction. By execution and delivery of this Agreement, the Borrower irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement or any other Financing Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States for the District of Columbia; (ii) the courts of the United States in and for the Southern District of New York; (iii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found; and (iv) appellate courts from any of the foregoing; (b) consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that nothing herein shall (i) affect the right of any Secured Party to effect service of process in any other manner permitted by law, or (ii) limit the right of any Secured Party to commence proceedings against or otherwise sue the Borrower or any other Person in any other court of competent jurisdiction nor shall the commencement of proceedings in any one or more jurisdictions preclude the commencement of proceedings in any other jurisdiction (whether concurrently or not) if, and to the extent, permitted by the Applicable Laws; and (d) agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Borrower’s obligation. Section 16. Concerning the Collateral Agent. By its signature below, DOE hereby authorizes and directs the Collateral Agent to execute and deliver this Agreement. In the performance of its obligations hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, powers, benefits, protections, indemnities and immunities afforded to the Collateral Agent under the Accounts Agreement, as if the same were fully and specifically set forth herein, mutatis mutandis. [Remainder of Page is Intentionally Blank]

Signature Page to First Omnibus Amendment - EVgo IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written. EVGO SWIFT BORROWER LLC, as the Borrower By: Name: Title: EVGO SERVICES LLC, as the Sponsor By: Name: Title:

Signature Page to First Omnibus Amendment - EVgo CITIBANK, N.A., acting through its Agency and Trust Division, not in its individual capacity but solely as Collateral Agent By: Name: Title:

Signature Page to First Omnibus Amendment - EVgo CITIBANK, N.A., acting through its Agency and Trust Division, not in its individual capacity but solely as Depositary Bank By: Name: Title:

Signature Page to First Omnibus Amendment - EVgo UNITED STATES DEPARTMENT OF ENERGY, By: Name: Title: Director of the Portfolio Management Division, Office of Energy and Dominance Financing, Department of Energy

Project Swift – Loan Guarantee Agreement CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN SO REDACTED FROM THIS EXHIBIT HAS BEEN MARKED WITH “[*****]” TO INDICATE THE OMISSION. LOAN GUARANTEE AGREEMENT dated as of December 12, 2024 and amended and restated as of the First Amendment Effective Date between EVGO SWIFT BORROWER LLC, as Borrower, and U.S. DEPARTMENT OF ENERGY, as Guarantor Loan No. 1500

i Project Swift – Loan Guarantee Agreement CONTENTS Page Article I Definitions and Other Rules of Construction ________________________________________ 2 Section 1.01 Terms Generally ________________________________________________________ 2 Section 1.02 Other Rules of Construction _______________________________________________ 2 Section 1.03 Definitions in Other Written Communications _________________________________ 3 Section 1.04 Conflict with Funding Agreements __________________________________________ 3 Section 1.05 Language; Accounting Terms ______________________________________________ 3 Article II Funding 3 Section 2.01 Guaranteed Loan ________________________________________________________ 3 Section 2.02 Availability and Reductions 4 Section 2.03 Mechanics for Requesting Advances_________________________________________ 4 Section 2.04 Mechanics for Funding ___________________________________________________ 5 Section 2.05 Advance Requirements under the Funding Agreements __________________________ 7 Section 2.06 No Approval of Work ____________________________________________________ 7 Section 2.07 Determination of Advance Amounts _________________________________________ 7 Article III Payments; Prepayments 8 Section 3.01 Place and Manner of Payments _____________________________________________ 8 Section 3.02 Maturity and Amortization ________________________________________________ 8 Section 3.03 Evidence of Debt 8 Section 3.04 Interest Provisions Relating to All Advances __________________________________ 9 Section 3.05 Prepayments 9 Article IV Reimbursement and Other Payment Obligations ___________________________________ 14 Section 4.01 Reimbursement and Other Payment Obligations _______________________________ 14 Section 4.02 Subrogation ___________________________________________________________ 16 Section 4.03 Obligations Absolute ____________________________________________________ 16 Section 4.04 Evidence of Payment ____________________________________________________ 19 Section 4.05 Payment of Financing Document Amounts ___________________________________ 19 Article V Conditions Precedent 19 Section 5.01 Conditions Precedent to the Effective Date ___________________________________ 19 Section 5.02 Conditions Precedent to the First Advance Approval 2625 Section 5.03 Conditions Precedent to Each Advance Approval 2827 Section 5.04 Satisfaction of Conditions Precedent _ 31 Section 5.05 Advance Deductions 3231 Article VI Representations and Warranties ________________________________________________ 32 Section 6.01 Organization and Existence _______________________________________________ 32 Section 6.02 Authorization; No Conflict _______________________________________________ 32 Section 6.03 Capitalization 3332 Section 6.04 Solvency _____________________________________________________________ 33 Section 6.05 Eligibility of Borrower; Project 3433 Section 6.06 Transaction Documents 3433 Section 6.07 Required Approvals 3433 Section 6.08 Litigation _____________________________________________________________ 34 Section 6.09 Indebtedness __________________________________________________________ 34

ii Project Swift – Loan Guarantee Agreement Section 6.10 Security Interests; Liens 34 Section 6.11 Taxes 3534 Section 6.12 Financial Statements ____________________________________________________ 35 Section 6.13 Business; Other Transactions 3635 Section 6.14 Property ______________________________________________________________ 36 Section 6.15 Project Plans; Base Case Financial Model____________________________________ 37 Section 6.16 Intellectual Property 3837 Section 6.17 Infringement; No Actions 3837 Section 6.18 Compliance with Laws; Program Requirements _______________________________ 38 Section 6.19 Investment Company Act ________________________________________________ 38 Section 6.20 Margin Stock 38 Section 6.21 Anti-Corruption Laws 3938 Section 6.22 Environmental Laws 3938 Section 6.23 Employment and Labor Contracts 4039 Section 6.24 Davis-Bacon Act 4039 Section 6.25 ERISA 4140 Section 6.26 Sanctions and Anti-Money Laundering Laws 4241 Section 6.27 Cargo Preference Act 4241 Section 6.28 Lobbying Restriction 4241 Section 6.29 No Federal Debt Delinquency _____________________________________________ 42 Section 6.30 No Tax-Exempt Indebtedness 4342 Section 6.31 Federal Funding 4342 Section 6.32 Use of Proceeds 4342 Section 6.33 No Immunity 4342 Section 6.34 No Fraudulent Intent 4342 Section 6.35 Disclosure 4342 Section 6.36 Insurance 43 Section 6.37 Information Technology; Cyber Security 4443 Section 6.38 Certain Events 4544 Section 6.39 No Material Adverse Effect 4544 Section 6.40 Program Requirements 4544 Section 6.41 No Determination of Compliance with Tax Law 4544 Section 6.42 Classification for Tax Purposes 45 Article VII Affirmative Covenants 4645 Section 7.01 Maintenance of Existence; Property; Etc 4645 Section 7.02 Intellectual Property 4645 Section 7.03 Insurance 4847 Section 7.04 Event of Loss 4847 Section 7.05 Creation and Perfection of Security Interests 5049 Section 7.06 Taxes, Duties, Expenses and Liabilities 5150 Section 7.07 Performance of Obligations 5150 Section 7.08 Use of Proceeds 5251 Section 7.09 Books, Records and Inspections 5251 Section 7.10 Compliance with Applicable Law 5453 Section 7.11 Compliance with Program Requirements 5453 Section 7.12 Accounts; Cash Deposits _________________________________________________ 54 Section 7.13 Know Your Customer Information _________________________________________ 54 Section 7.14 Davis-Bacon Act 5554 Section 7.15 Lobbying Restriction 5655 Section 7.16 Cargo Preference Act 5655

iii Project Swift – Loan Guarantee Agreement Section 7.17 SAM Registration ______________________________________________________ 56 Section 7.18 ERISA 56 Section 7.19 Debt Service Coverage Ratio 5756 Section 7.20 Public Statements 5756 Section 7.21 Corporate Separateness 5756 Section 7.22 Prohibited Persons ______________________________________________________ 57 Section 7.23 Operation and Maintenance 5857 Section 7.24 Project Plans __________________________________________________________ 58 Section 7.25 Tax Credits 6059 Section 7.26 Investment Earnings 6059 Section 7.27 [*****] 6059 Section 7.28 [*****] 6059 Article VIII Information Covenants _____________________________________________________ 60 Section 8.01 Financial Statements ____________________________________________________ 60 Section 8.02 Reports 6261 Section 8.03 Notices 6462 Section 8.04 Other Information 6664 Section 8.05 Judicial and Regulatory Submissions 6665 Section 8.06 Access to Records 6765 Article IX Negative Covenants 6765 Section 9.01 Restrictions on Operations 6765 Section 9.02 Liens 6967 Section 9.03 Merger; Disposition; Transfer 6967 Section 9.04 Restricted Payments 7068 Section 9.05 Organizational Documents; Fiscal Year; Accounting Policies; Reporting Practices 7169 Section 9.06 Approved Changes to Project Plan 7169 Section 9.07 Hedging Agreements 7169 Section 9.08 Margin Regulations 7169 Section 9.09 Environmental Laws 7169 Section 9.10 ERISA 7170 Section 9.11 Investment Company Act 7270 Section 9.12 Sanctions 7270 Section 9.13 Debarment Regulations 7270 Section 9.14 Prohibited Person 7271 Section 9.15 Restrictions on Indebtedness and Certain Capital Transactions 7271 Section 9.16 No Other Federal Funding 7371 Section 9.17 Intellectual Property 7371 Section 9.18 Classification for Tax Purposes 7472 Article X Events of Default and Remedies 7472 Section 10.01 Events of Default 7472 Section 10.02 Remedies; Waivers 8078 Section 10.03 Accelerated Advances 8179 Article XI Miscellaneous 8179 Section 11.01 Waiver and Amendment 8179 Section 11.02 Right of Set-Off 8280 Section 11.03 Survival of Representations and Warranties 8280 Section 11.04 Notices 8280

Section 11.05 Severability ~~82~~80
Section 11.06 Judgment Currency ~~82~~80
Section 11.07 Indemnification ~~83~~81
Section 11.08 Limitation on Liability ~~84~~82
Section 11.09 Successors and Assigns ~~85~~83
Section 11.10 FFB Right to Sell Guaranteed Loan ~~85~~83
Section 11.11 Further Assurances and Corrective Instruments ~~85~~83
Section 11.12 Reinstatement ~~86~~84
Section 11.13 Governing Law; Waiver of Jury Trial ~~86~~84
Section 11.14 Submission to Jurisdiction; Etc ~~86~~84
Section 11.15 Entire Agreement ~~87~~85
Section 11.16 Benefits of Agreement ~~87~~85
Section 11.17 Headings ~~87~~85
Section 11.18 Counterparts; Electronic Signatures ~~87~~85
Section 11.19 No Partnership; Etc ~~88~~86
Section 11.20 Independence of Covenants ~~88~~86
Section 11.21 Marshaling ~~88~~86

ANNEXES, SCHEDULES AND EXHIBITS

Annex A	Definitions
Annex B	[*****]
Exhibit A	Form of Master Advance Notice
Exhibit B	Form of Drawstop Notice
Exhibit C-1	Form of Borrower's Officer's Certificate
Exhibit C-2	Form of Sponsor's Officer's Certificate
Exhibit C-3	Form of Direct Parent's Officer's Certificate
Exhibit D-1	Form of Borrower's Closing Certificate
Exhibit D-2	Form of Sponsor's Closing Certificate
Exhibit D-3	Form of Direct Parent's Closing Certificate
Exhibit E	Form of Base Case Financial Model
Exhibit F	Form of Project Execution Plan
Exhibit G	Form of O&M Budget
Exhibit H	Form of Operating Plan
Exhibit I	Form of Davis-Bacon Act Contract Provisions
Exhibit J	Form of Independent Engineer Report Bring-Down Certificate

iv

Project Swift – Loan Guarantee Agreement

v Project Swift – Loan Guarantee Agreement Exhibit K Form of Financial Advisor Report Bring-Down Certificate Exhibit L Form of Market Consultant Report Bring-Down Certificate Exhibit M Form of Broker’s Letter of Undertaking Exhibit N Form of Compliance Certificate Exhibit O Form of Omnibus Annual Report Exhibit P Form of Quarterly Operating Certificate Exhibit Q-1 Form of Project Workforce Report Exhibit Q-2 Form of Construction Workforce Report Exhibit R Form of Community Benefits Plan and Justice40 Annual Report[Reserved] Exhibit S Form of Monthly Certificate Exhibit T Form of Quarterly Environmental Report Exhibit U [Reserved] Exhibit V [Reserved] Exhibit W Form of Contribution Certificate Exhibit X Form of NPI Certificate Exhibit Y Form of Staffing & Training Plan Exhibit Z Form of Direct Agreement Schedule 1.02 Qualifying Criteria Terms Schedule 1.03 Project Document Provisions Schedule 1.04 Permitted Transferees Schedule 3.02 Amortization Schedule Schedule 6.13(e) Affiliate Transactions Schedule 6.14(a) Major Project Sites Schedule 6.24 Davis-Bacon Act Covered Contracts Schedule 6.37(e) Information Technology; Cyber Security Schedule 7.03 Insurance Schedule 8.02(d)(ii) Effective Date Community Benefits Plan[Reserved] Schedule 11.04 Notices

LOAN GUARANTEE AGREEMENT, dated as of December 12, 2024 (this “Agreement”), between the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (the “Guarantor”) and EVGO SWIFT BORROWER LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Borrower”). PRELIMINARY STATEMENTS (A) The Guarantor has been authorized to guarantee loans to be made by FFB for certain eligible projects pursuant to the Title XVII Loan Guarantee Program, as set forth in Title XVII. (B) (a) The Sponsor has undertaken (i) the development and construction of a portfolio of public Charging Stalls comprised of [*****] approximately 8,900 public electric vehicle Charging Stalls across [*****] approximately 1,500 sites at existing retail and other high traffic locations in the United States and (ii) contribution of such Charging Stalls, related Project Documents and other related property to the Borrower, and (b) the Borrower will undertake the ownership, operation and maintenance of such Charging Stalls (the “Project”). (C) As of the date of this Agreement, the Sponsor directly owns 100% of the Equity Interests in the Direct Parent, and the Direct Parent directly owns 100% of the Equity Interests in the Borrower. (D) The Borrower submitted an Application for a multi-draw term loan facility to be authorized and approved by the Guarantor under the Title XVII Loan Guarantee Program, subject to the requirements of Title XVII and the Applicable Regulations (the “Application”). (E) The Borrower and the Guarantor entered into a Conditional Commitment Letter dated October 3, 2024 (the “Conditional Commitment Letter”), pursuant to which the Guarantor agreed to issue a loan guarantee to FFB (the “DOE Guarantee”) with respect to a term loan facility to be made to the Borrower by FFB, which will purchase the Note from the Borrower and make Advances from time to time thereunder, in each case, upon the terms and subject to the conditions of this Agreement and the other Financing Documents. (F) Subject to the terms and conditions hereof, the Guarantor will, in connection with issuing the loan guarantee in favor of FFB, issue and deliver to FFB the Secretary’s Instruments. (G) Pursuant to the terms of the DOE Guarantee, the Guarantor will be obligated to reimburse FFB for any liabilities, losses, costs or expenses incurred by FFB from time to time with respect to the Note or the related Note Purchase Agreement. (H) The Borrower’s obligations to the Guarantor and FFB will be secured by the Liens granted under the Security Documents, to the extent provided therein. (I) The parties hereto desire: (a) to specify, among other things, the terms and conditions for: (i) the delivery by the Guarantor of the Secretary’s Instruments required for FFB to purchase the Note pursuant to the Note Purchase Agreement; (ii) the delivery by the Guarantor of Advance Request Approval Notices; and (iii) certain indemnity and reimbursement obligations of the Borrower to the Guarantor; and (b) to provide for certain other matters related thereto. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows: 1 Project Swift – Loan Guarantee Agreement -/0

2 Project Swift – Loan Guarantee Agreement ARTICLE I DEFINITIONS AND OTHER RULES OF CONSTRUCTION Section 1.01 Terms Generally. Capitalized terms used herein, including in the preliminary statements, without definition shall have the respective meanings assigned to such terms in AnnexANNEX A (Definitions) hereto. Section 1.02 Other Rules of Construction. Unless the contrary is expressly stated herein: (a) words in this Agreement denoting a gender shall be construed to include any gender; (b) when used in this Agreement, the words “including,” “includes” and “include” shall be deemed to be followed in each instance by the words “without limitation”; (c) when used in this Agreement, the word “or” is not exclusive; (d) when used in this Agreement, the words “herein,” “hereby,” “hereunder,” “hereof,” “hereto,” “hereinbefore,” and “hereinafter,” and words of similar import, unless otherwise specified, shall refer to this Agreement in its entirety and not to any particular section, subsection, paragraph, clause or other subdivision, exhibit, schedule or appendix of this Agreement; (e) each reference in this Agreement to any article, section, subsection, paragraph, clause or other subdivision, exhibit, schedule or appendix shall mean, unless otherwise specified, the respective article, section, subsection, paragraph, clause or other subdivision, annex, exhibit, schedule or appendix of this Agreement; (f) terms in this Agreement referring to any Person or party to any Financing Document or to any other agreement, instrument, deed or other document shall refer to such Person or party together with its successors and permitted assigns, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities; (g) each reference in this Agreement to any Financing Document or to any other agreement, instrument, deed or other document, shall be deemed to be a reference to such Financing Document or such other agreement, instrument, deed or document, as the case may be, as the same may be amended, supplemented, novated or otherwise modified from time to time in accordance with the terms hereof and thereof; (h) each reference in this Agreement to any Applicable Law or Environmental Law shall be construed as a reference to such Applicable Law or Environmental Law, as applied, amended, modified, extended or re-enacted from time to time, and includes any rules or regulations promulgated thereunder; (i) each reference in this Agreement to any provision of any other Financing Document will include reference to any definition or provision incorporated by reference within that provision; (j) except where expressly provided otherwise, whenever any matter is required to be satisfactory to, or determined or approved by, the Guarantor or FFB, or the Guarantor or FFB is required or permitted to exercise any discretion (including any discretion to waive, select, require, deem appropriate, deem necessary, permit, determine or approve any matter), the satisfaction, determination or approval of the Guarantor or FFB, or the exercise by the Guarantor or FFB of such discretion, shall be in its respective sole and absolute discretion, as applicable, and further the Guarantor shall be entitled to

3 Project Swift – Loan Guarantee Agreement consult with the Independent Engineer or any other of the DOE Consultants in making such determination or exercising such discretion; (k) except where expressly provided otherwise, the words “days”, “weeks”, “months” and “years” shall mean calendar days, weeks, months and years, respectively, and each reference to a time of day shall mean such time in Washington, D.C.; (l) the table of contents and article and section headings and other captions have been inserted as a matter of convenience for the purpose of reference only and do not limit or affect the meaning of the terms and provisions thereof; (m) the words “asset” and “property,” unless otherwise defined herein, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Equity Interests, securities, revenues, accounts, leasehold interests, Intellectual Property and contract rights; (n) the word “will” shall be construed as having the same meaning and effect as the word “shall”; and (o) the definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined.

4 Project Swift – Loan Guarantee Agreement Section 1.03 Definitions in Other Written Communications. Unless the contrary intention appears, any capitalized term used without definition in any notice or other written communication given under or pursuant to this Agreement shall have the same meaning in that notice or other written communication as in this Agreement. Section 1.04 Conflict with Funding Agreements. In the case of any conflict between the terms of this Agreement and the terms of any Funding Agreement, (a) as between the Borrower and Guarantor, the terms of this Agreement shall control, unless expressly stated to the contrary herein and (b) as (i) between the Borrower and FFB or (ii) Guarantor and FFB, the terms of such Funding Agreement shall control. Section 1.05 Language; Accounting Terms. All information, reports, notices and other documents required to be delivered under the Financing Documents shall be prepared in English and denominated in Dollars. Except as otherwise expressly provided herein, all accounting terms used herein and in the other Financing Documents, and in any certificate or other document made or delivered pursuant hereto or thereto, but not otherwise defined in Annex A (Definitions) hereto shall have the respective meanings assigned to them in conformity with GAAP. ARTICLE II FUNDING Section 2.01 Guaranteed Loan. Subject to the terms and conditions hereof and of the Funding Agreements, on the Effective Date, the Guarantor shall deliver to FFB the Secretary’s Instruments required, in accordance with Section 4.2 (Delivery of Principal Instruments by the Secretary to FFB) of the Note Purchase Agreement, in connection with the offer to FFB to purchase on the Effective Date, the Note contemplated thereunder in an aggregate principal amount not to exceed the Maximum Aggregate Amount of Advances and a maximum aggregate capitalized interest amount not to exceed the Maximum Capitalized Interest Amount (the sum of the Maximum Aggregate Amount of Advances and the Maximum Capitalized Interest Amount, the “Maximum Guaranteed Loan Amount”, and the loan extended under the Note, including capitalized interest, the “Guaranteed Loan”). Section 2.02 Availability and Reductions. (a) Maximum Guaranteed Loan Amount; Availability Period. Subject to the terms and conditions hereof and of the Funding Agreements, the Guarantor shall during the Availability Period, deliver to FFB an Advance Request Approval Notice authorizing FFB to make Advances in accordance with Section 2.04(a)(ii) (Advance Request Approval Notice); provided that, after giving effect to any Advances and the use of proceeds thereof and subject to Section 2.07(a)(i) (Determination of Advance Amounts) and the capitalization of interest thereon, the aggregate amount of all Advances made to the Borrower under the Note shall not exceed the Maximum Guaranteed Loan Amount and shall otherwise comply with the Debt Sizing Parameters. (b) Loan Commitment Amount Reductions. The Borrower may, on not less than [*****] prior written notice to the Guarantor and upon the satisfaction of any consent requirement or other applicable provisions of this Agreement and each other Financing Document, permanently reduce the Loan Commitment Amount, in whole or in part, but only if: (i) the Borrower demonstrates to the Guarantor’s satisfaction that each Reserve Account and the Qualified Stall Asset Acquisition Account is funded in an amount equal to or greater than the applicable Account Funding Requirement;

5 Project Swift – Loan Guarantee Agreement (ii) the Guarantor is satisfied that the proposed reduction or cancellation would not cause or be reasonably expected to cause a Default or an Event of Default; (iii) the Borrower shall have delivered to the Guarantor by an Acceptable Delivery Method, a certificate, in form and substance satisfactory to the Guarantor, with respect to the matters set forth in Sections 2.02(b)(i) and (ii); and (iv) upon such cancellation or reduction, the Borrower shall pay all expenses and other amounts then due with respect to, or as a result of, such cancellation or reduction under this Agreement. (c) No Reborrowing. Once reduced or canceled, the Loan Commitment Amount may not be reinstated or increased. (d) Guarantor Termination. If the First Advance Date has not occurred by the First Advance Longstop Date, the Guarantor may terminate this Agreement upon no less than [*****] prior written notice to the Borrower. Once terminated, this Agreement may not be reinstated. Section 2.03 Mechanics for Requesting Advances. (a) Advance Requests. Subject to the Funding Agreements, from time to time during the Availability Period, the Borrower may request Advances under the Funding Agreements by delivering to the Guarantor, by an Acceptable Delivery Method, an appropriately completed request with respect to such Advance (each, a “Master Advance Notice”), in the form attached as Exhibit A (Form of Master Advance Notice) (as such form may be amended, supplemented or modified from time to time by the Guarantor, the “Form of Master Advance Notice”) signed by a Responsible Officer of each of the Borrower and the Sponsor and otherwise in form and substance satisfactory to the Guarantor, not less than [*****] and not more than [*****] prior to the Requested Advance Date. (b) Frequency of Advances. The Borrower may deliver a Master Advance Notice in accordance with clause (a) above no earlier than [*****] after the delivery date of the immediately preceding Master Advance Notice; provided that the Borrower shall not deliver a Master Advance Notice more frequently than [*****] during the Availability Period without the prior written consent of the Guarantor. Section 2.04 Mechanics for Funding. (a) Advance Funding. (i) Satisfaction of Conditions. Promptly after receipt of a Master Advance Notice complying with Section 2.03(a) (Advance Requests), the Guarantor shall review such Master Advance Notice and the attachments thereto to determine whether all certificates and documentation required to be attached thereto have been delivered to it. No later than [*****] after receipt of such Master Advance Notice, the Guarantor shall determine whether the Guarantor has received all such certificates and documentation and shall so notify FFB and the Borrower. (ii) Advance Request Approval Notice. With respect to any Advance under the Funding Agreements, if the Guarantor determines that (x) the Master Advance Notice has been satisfactorily completed pursuant to Section 2.04(a)(i) (Satisfaction of Conditions), and (y) all conditions precedent set forth in Section 5.03 (Conditions Precedent to Each Advance) in respect of the requested Advance have been satisfied (or waived in writing), then the Guarantor shall issue to FFB an Advance Request Approval Notice.

6 Project Swift – Loan Guarantee Agreement (iii) Funding. For any requested Advance for which an Advance Request Approval Notice has been issued pursuant to this Section 2.04(a) and for which no Drawstop Notice has been issued pursuant to clause (b) below, FFB shall fund such Advance on the Requested Advance Date in accordance with the Note Purchase Agreement and the Note. Such funds shall be applied as specified in the Funding Agreements and in accordance with clause (d) below; provided that, if any Drawstop Notice has been issued and is in effect on the Requested Advance Date with respect to any funds received by the Borrower, such funds (together with any additional amounts due thereon or arising therefrom) shall be returned by the Borrower to FFB pursuant to clause (b) below. (b) Drawstop Notices. (i) Issuance. Following the issuance of any Advance Request Approval Notice by the Guarantor pursuant to clause (a) above with respect to any requested Advance and on or prior to the Requested Advance Date for such Advance, the Guarantor or FFB may, from time to time, issue a notice substantially in the form attached hereto as Exhibit B (Form of Drawstop Notice) (a “Drawstop Notice”) with respect to such Advance to the Borrower and to the Guarantor or FFB, as the case may be, if and only if the Guarantor or FFB, as the case may be, determines that: (A) any of the conditions set forth in Section 5.02 (Conditions Precedent to the First Advance Approval) or Section 5.03 (Conditions Precedent to Each Advance Approval) hereof or Section 7.3 (Conditions to Making Advances) of the Note Purchase Agreement, as applicable, with respect to such Advance are not met, or, having been met, are no longer met; and (B) to the extent the Advance Request Approval Notice has been issued for any Advance under the Note and the Note Purchase Agreement, the conditions precedent to such Advance contained in the Note and the Note Purchase Agreement are not met, or, having been met, are no longer met and have not been waived in writing by FFB. (ii) Consequences. If a Drawstop Notice is issued, FFB shall not be obligated to make the requested Advance set forth on such Drawstop Notice; provided that if FFB makes any such Advance to the Borrower following the issuance of a Drawstop Notice, the Borrower shall return the proceeds of such Advance to FFB within [*****] following receipt thereof; provided further that any amount required to be returned by the Borrower pursuant to this clause (ii) shall accrue interest at the Late Charge Rate from the date such Advance is made until such Advance is returned. Following the return of such Advance, FFB shall deliver an invoice to the Borrower setting forth the interest and other applicable make-whole amount due and payable with respect to such returned amount. The Borrower shall pay promptly, but in no event later than [*****] following delivery of such invoice, such interest and other applicable make-whole amounts as directed by FFB, and the Borrower shall pay all costs and expenses incurred by the Guarantor, FFB, or the Collateral Agent as a result of such Advance withdrawal. (c) No Liability. (i) The Borrower acknowledges and agrees that the Guarantor shall only be required to use its reasonable efforts to provide FFB with the necessary Advance Request Approval Notices within the time frames specified in clauses (a)(i) and (a)(ii) above, but the Guarantor shall in any event ensure that FFB receives the FFB Advance Requests and Advance Request Approval Notices as soon as reasonably practicable following receipt from the Borrower of the applicable Master Advance Notices, certificates and other documentation specified above (subject to the Borrower satisfying all applicable conditions precedent specified in Article V (Conditions Precedent) hereof and Section 7.3 (Conditions to Making Advances) of the Note Purchase Agreement).

7 Project Swift – Loan Guarantee Agreement (ii) Neither the Guarantor nor FFB shall have any liability for any action taken (including the delivery of a Drawstop Notice) or omitted to be taken (including the refusal to fund any Advance or Advances following the issuance of a Drawstop Notice) or for any loss or injury resulting from its actions or inaction or its performance or lack of performance of any of its other obligations hereunder unless and solely to the extent such liability arises from the gross negligence or willful misconduct of the Guarantor or FFB as determined in a final and Non-Appealable judgment of a court of competent jurisdiction. In no event shall the Guarantor, FFB or any subsequent holder of the Note be liable, and each such Person shall be exempt from liability in accordance with Section 11.08 (Limitation on Liability), in each case: (A) for acting in accordance with, or relying upon, any entitlement order, instruction, notice, demand, certificate or document from the Borrower or any entity acting on behalf of the Borrower; (B) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated; or (C) in the case of FFB or any subsequent holder of the Note, for acting in accordance with, or relying upon, any Drawstop Notice issued by the Guarantor. (iii) Notwithstanding anything contained in this Agreement to the contrary, neither the Guarantor nor FFB shall incur any liability to the Borrower, any Affiliate thereof or to any other Secured Party for not performing any act or fulfilling any duty, obligation or responsibility hereunder or under any other Financing Document by reason of any Lender Force Majeure Event; it being understood that the Guarantor or FFB, as the case may be, shall resume performance hereunder as soon as reasonably practicable after the effects of such Lender Force Majeure Event cease to prevent or otherwise hinder the Guarantor or FFB, as applicable, from performing hereunder or thereunder. (d) Disbursement of Proceeds. (i) The Borrower shall apply the proceeds of each Advance solely to: (A) reimburse the Sponsor for Eligible Project Costs that can be reimbursed with proceeds of Advances in compliance with NEPA, and paid by the Sponsor in connection with Qualified Stall Assets to be Contributed Assets; (B) in the case of the First Advance only, advance funds to the Sponsor for the payment of Eligible Project Costs in connection with Qualified Stall Assets that will be Contributed Assets; and (C) in the case of the last Advance only, fund the Debt Service Reserve Account in accordance with Section 2.13 (Debt Service Reserve Account) of the Accounts Agreement. (ii) In no event shall the amount of an Advance that has been repaid, in whole or in part, be re-borrowed. (iii) In no event shall the proceeds of the Advances be: (A) used to (x) pay the cost of or (y) return any equity with respect to any contribution or payment made pursuant to, the Base Equity Commitment; (B) used to pay interest payments on the Guaranteed Loan (except for the application of any such proceeds that are deposited into the Debt Service Reserve Account, in accordance with the Accounts Agreement) or programmatic fees charged by or paid to the Guarantor relating to the Guaranteed Loan; or

8 Project Swift – Loan Guarantee Agreement (C) used to pay any portion of the Project Costs that are not Eligible Project Costs. Section 2.05 Advance Requirements under the Funding Agreements. Notwithstanding anything to the contrary contained in this Article II (Funding), the Borrower shall comply with each disbursement requirement set forth in the Funding Agreements. Unless otherwise specified in the Funding Agreements, all determinations to be made with respect to the Funding Agreements shall be made by the Guarantor. Section 2.06 No Approval of Work. The making of any Advance or Advances under the Financing Documents shall not be deemed an approval or acceptance by any Secured Party of any work, labor, supplies, materials or equipment furnished or supplied with respect to the Project. Section 2.07 Determination of Advance Amounts. (a) As of each Requested Advance Date other than the Requested Advance Date for the First Advance, after giving effect to the requested Advance (clauses (i) through (iii) below, collectively, the “Debt Sizing Parameters”): (i) theThe outstanding principal amount of the Guaranteed Loan shall not exceed 80% of the sum of (A) Eligible Project Costs (excluding interest) incurred and paid on or prior to such Requested Advance Date or projected to be paid on or prior to the [*****] after the Requested Advance Date with respect to Qualified Stalls (including Eligible Project Costs in respect of the Initial Assets) owned by the Borrower or projected to be contributed to the Borrower during such period, (B) the aggregate amount of capitalized interest on all Advances made prior to such Requested Advance Date and (C) solely with respect to the last Advance, the Account Funding Requirement of the Debt Service Reserve Account, if being funded bywith such Advance; (ii) the projected ratio of (A) the amount of the Guaranteed Loan to (B) the aggregate amount of Project Costs (including (x) capitalized interest, (y) Project Costs incurred and paid on or prior to such Requested Advance Date or projected to be paid on or prior to the [*****] after such Requested Advance Date with respect to Qualified Stalls owned by the Borrower or contemplated to be contributed to the Borrower during such period and (z) solely with respect to the last Advance, the Account Funding Requirement of the Debt Service Reserve Account, if being funded by such Advance) (the “Loan to Value Ratio”) as of such date of determination shall not exceed 65:35; and (iii) the amount of the Guaranteed Loan shall not exceed $1,247,705,000750,000,000, the aggregate amount of Advances shall not exceed the Maximum Aggregate Amount of Advances and the aggregate amount of capitalized interest thereon shall not exceed the Maximum Capitalized Interest Amount. (b) The First Advance shall not exceed the sum of (x) $50,000,000 and (y) 80% of the Eligible Project Costs incurred and paid or projected to be paid on or prior to the [*****] after the First Advance Date by the Sponsor with respect to the Qualified Stalls the Project Costs of which are being reimbursed with the First Advance.

9 Project Swift – Loan Guarantee Agreement ARTICLE III PAYMENTS; PREPAYMENTS Section 3.01 Place and Manner of Payments. (a) All payments due under the Note shall be made by the Borrower to FFB pursuant to the terms of the Funding Agreements. (b) All payments to be made to the Guarantor under this Agreement shall be sent by the Borrower in Dollars in immediately available funds before 1:00 p.m. (District of Columbia time) on the date when due to such account as the Guarantor shall direct by written notice to the Borrower not less than five Business Days prior to the date when due. (c) In the event that the date of any payment to the Guarantor or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day, and such extension of time shall in such cases be included in computing interest or fees, if any, in connection with such payment. (d) The Borrower understands and agrees that the Guarantor and FFB are agencies or instrumentalities of the United States and that all payments hereunder or under the Financing Documents are payable, and shall in all cases be paid, free and clear of all Taxes. Section 3.02 Maturity and Amortization. (a) Maturity Date. The Borrower shall repay the outstanding Guaranteed Loan and all accrued and unpaid interest in full on the Maturity Date. (b) Quarterly Payments. The Note shall: (i) be stated to mature in consecutive quarterly installments of principal payable on each Payment Date, commencing on the First Principal Payment Date (or, if not a Business Day, the next Business Day, unless such next Business Day is one of the last two days of the applicable month, in which case it shall be the immediately preceding Business Day) in the amounts set forth in the amortization schedule set out in Schedule 3.02 (Amortization Schedule); and (ii) provide for the capitalization and payment of interest in accordance with Section 3.04 (Interest Provisions Relating to All Advances) and the Funding Agreements. Section 3.03 Evidence of Debt. The entries made in the internal records maintained by or on behalf of the Guarantor or FFB, as applicable, evidencing the amounts from time to time: (i) advanced by FFB under the Note Purchase Agreement and the Note; (ii) paid by the Guarantor to FFB pursuant to the DOE Guarantee; or (iii) paid by or on behalf of the Borrower from time to time in respect thereof, shall constitute, absent manifest error, evidence of the existence and amount of the Note Obligations of the Borrower as therein recorded. Section 3.04 Interest Provisions Relating to All Advances. (a) Interest Amount and Interest Computations. (i) Interest shall accrue on the outstanding principal amount of each Advance from the date such Advance is made through the date on which such principal is due, in each case, at a rate per annum as specified in the Funding Agreements. Except as provided in clause (ii) below, interest accrued on the outstanding principal balance of each Advance shall be due and payable to FFB on each Payment Date beginning on the first Payment Date to occur after the date on which such Advance is made, through and including the Maturity Date.

10 Project Swift – Loan Guarantee Agreement (ii) The amount of accrued interest that would otherwise be due and payable on each Payment Date occurring during the Availability Period will be capitalized on the respective Payment Date, and interest shall thereafter accrue on the sum of the outstanding principal and such capitalized interest at the rate established for such Advance in accordance with paragraph 6 of the Note; provided that the aggregate amount of accrued interest that may be capitalized under the Note shall not exceed the Maximum Capitalized Interest Amount and shall not cause the total outstanding amount under the Note to exceed the Maximum Guaranteed Loan Amount. The amount of interest that shall be capitalized on each Advance will be determined on the date on which such Advance is made. (iii) Without limiting the foregoing, all Overdue Amounts shall: (A) accrue interest at the Late Charge Rate through the date of payment; and (B) be payable by the Borrower in accordance with the Funding Agreements. (iv) The Borrower hereby authorizes FFB to record in an account or accounts maintained by FFB on its books: (A) the interest rates applicable to all Advances; (B) the date and amount of each principal and interest payment on each Advance outstanding; and (C) such other information as FFB may determine is necessary for the computation of interest and the Prepayment Price payable by the Borrower under the Note. The Borrower acknowledges and agrees that all computations of interest and the Prepayment Price by FFB pursuant to this Section 3.04 (Interest Provisions Relating to All Advances) and the Note shall, in the absence of manifest error, be evidence of the amount thereof. All computations of interest shall be made as set forth in the relevant Funding Agreement. (b) Interest Payment Dates. Subject to the terms of the Note Purchase Agreement and the Note, the Borrower shall pay accrued interest on the outstanding principal amount of each Advance: (i) on each Payment Date, as and to the extent specified in clause (a) above; (ii) on each prepayment date (to the extent required in Section 3.05 (Prepayments)); and (iii) at maturity (whether by acceleration or otherwise). Section 3.05 Prepayments. (a) Terms of All Prepayments. (i) With respect to any prepayment of any Advance, whether such prepayment is voluntary or mandatory, including a prepayment upon acceleration, the Borrower shall comply with all applicable terms and provisions of this Agreement and the Funding Agreements. (ii) All prepayments of any Note shall be applied to Advances as specified in the relevant Prepayment Election Notice, and due in an amount equal to the Prepayment Price calculated by FFB in accordance with the terms of the Note. (iii) The Borrower may not re-borrow the principal amount of any Advance that is prepaid, nor shall any such prepayment create availability for further borrowings during the Availability Period. (iv) Simultaneously with all prepayments of the Advances under the Guaranteed Loan, whether voluntary or mandatory, the Borrower shall pay all accrued interest and other fees, costs, expenses and other Note Obligations then outstanding under the Financing Documents. Any prepayments of the Advances under the Guaranteed Loan in full shall require payment in full of all other Note Obligations. (v) If the Borrower shall fail to make a prepayment to FFB on any Intended Prepayment Date in accordance with this Agreement and the Note, the Borrower shall pay FFB a Late

11 Project Swift – Loan Guarantee Agreement Charge on any Overdue Amount from such Intended Prepayment Date to the date on which payment is made, computed in accordance with the provisions of the Note. (vi) Any prepayment made pursuant to this Section 3.05 (Prepayments) shall be applied: (A) to the specific Advances identified by the Borrower in accordance with the Funding Agreements; and (B) in the inverse order of maturity among the outstanding principal amounts of such Advances; provided that the Borrower may elect to which Advances (either in part or in full) any prepayment shall be applied. (vii) In the event of any voluntary prepayment of the Guaranteed Loan pursuant to this Section 3.05(b) (Voluntary Prepayments) on or prior to the last day of the Availability Period, the remaining Loan Commitment Amount shall be deemed to be reduced to zero Dollars, unless otherwise agreed to by the Guarantor. (b) Voluntary Prepayments. (i) Subject to clause (ii) below, the Borrower may at any time and from time to time prepay all or any portion of the outstanding principal amount of any Advance under the Note, upon prior submission of a Prepayment Election Notice by the Borrower to the Guarantor and FFB (with a copy to the Collateral Agent) not less than ten Business Days prior to the Intended Prepayment Date in accordance with the terms hereof and the Note. (ii) Any prepayment made under clause (i) above, other than a prepayment in full of the Guaranteed Loan, shall also be subject to the following: (A) no Default or Event of Default has occurred, is continuing or could reasonably be expected to occur as a result of such prepayment; and (B) to the extent such prepayment is made after the expiration of the Availability Period, the Borrower has demonstrated to the satisfaction of the Guarantor that, immediately following such prepayment: (1) each Reserve Account and the Qualified Stall Asset Acquisition Account is funded in an amount equal to or greater than the applicable Account Funding Requirement; and (2) the total funding (including Operating Revenue as projected in the most recently delivered Base Case Financial Model, which the Borrower has certified at the time of delivery of the applicable Prepayment Election Notice remain reasonable projections) available to the Project is sufficient to pay all Operating Costs projected for the next succeeding [*****] period. (c) Mandatory Prepayments. Unless otherwise instructed in writing by the Guarantor, the Borrower shall prepay the Guaranteed Loan Amount upon the occurrence of any of the following events (each, a “Mandatory Prepayment Event”) and in the prepayment amounts set forth below (such amounts, the “Mandatory Prepayment Amounts”): (i) Excess Loan Amount. If, on any date, the aggregate Guaranteed Loan Amount exceeds the Maximum Guaranteed Loan Amount (the amount of such excess, the “Excess Loan Amount”), the Borrower shall deliver to the Guarantor and FFB within [*****] following its Knowledge of such event a Prepayment Election Notice specifying that it elects to prepay the principal amount of one or more Advances (and if applicable capitalized interest thereon) equal to such Excess Loan Amount and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no

12 Project Swift – Loan Guarantee Agreement later than [*****] following delivery of such Prepayment Election Notice, unless (x) the Borrower has delivered a Master Advance Notice requesting an Advance, the amount of which will be reduced by the Excess Loan Amount in accordance with Section 5.05 (Advance Deductions), provided that, if such requested Advance is not actually made, the Borrower shall make the prepayment contemplated hereby as if it had acquired Knowledge of the Excess Loan Amount on the Requested Advance Date contemplated in such Master Advance Notice; (ii) Warranty Damages. Upon receipt by the Borrower of any warranty damages (including liquidated damages (if any)) paid under any Major Project Document or Equipment Supply Agreements that exceed in the aggregate [*****] with respect to any one or any series of related warranty claims, the Borrower shall deliver to the Guarantor within [*****] a Prepayment Election Notice specifying that it elects to apply the Net Amount of such warranty damages received to prepay the principal amount under one or more Advances and, if applicable, capitalized interest, and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following delivery of such Prepayment Election Notice; provided, that the Borrower shall not be required to use for prepayment the portion of such warranty damages that the Borrower and the Guarantor reasonably determine are necessary to repair, replace or modify the Project or any portion of any thereof, to eliminate or mitigate any operational underperformance by the Project to which such warranty damages directly relate, to the extent such performance damages are used for such purposes within the [*****] following the receipt thereof. If warranty damages that are not applied to prepay Advances or interest or other amounts thereon pursuant to the proviso of the preceding sentence are not used within twelve months after receipt thereof to repair, replace or modify the Project or a part thereof, the Borrower shall deliver a Prepayment Election Notice electing to apply such unused performance damages to prepay the Advances and, if applicable, capitalized interest thereon and all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment in accordance with this paragraph as if they were received on [*****]; (iii) Sponsor Refunds. Upon receipt by the Borrower of any refund from the Sponsor pursuant to Section 2.02(b) (Refund of Non-Qualified Stall Assets Cost) of the Sponsor Support Agreement, the Borrower shall deliver to the Guarantor within [*****] a Prepayment Election Notice specifying that it elects to apply the full amount of such refund to prepay the principal amount under one or more Advances and, if applicable, capitalized interest, and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following delivery of such Prepayment Election Notice; (iv) Loss Proceeds. Upon the receipt by the Borrower of Loss Proceeds required to be used to prepay the Guaranteed Loan pursuant to Section 7.04 (Event of Loss), promptly after the Borrower has determined or has been notified by the Guarantor that such prepayment is required, the Borrower shall deliver to the Guarantor within [*****] after such determination or notice a Prepayment Election Notice specifying that it elects to apply the Net Amount of such Loss Proceeds to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following delivery of such Prepayment Election Notice;

13 Project Swift – Loan Guarantee Agreement (v) Project Document Amounts. Upon the receipt by the Borrower of (x) any amount as a result of the termination or repudiation of any Major Project Document that exceeds the reasonable out-of-pocket costs incurred by the Borrower to replace such Major Project Document or (y) any amount as a result of a breach of any Major Project Document (other than termination or repudiation) that exceeds the amount reasonably necessary to remedy the breach (in either case, the amount of such excess being the “Project Document Excess Amount”), the Borrower shall deliver to the Guarantor within [*****] a Prepayment Election Notice specifying that it elects to apply the Project Document Excess Amount to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following delivery of such Prepayment Election Notice; provided, that the Borrower shall not be required to use, for prepayment under this paragraph, such portion of the Project Document Excess Amount that: (A) the Borrower and the Guarantor reasonably determine is necessary to repair, replace or modify the Project or any portion of any thereof, to eliminate or mitigate any operational underperformance by the Project to which such Project Document Excess Amount is directly related, and (B) to the extent such amounts are used for such purposes within the [*****] following the receipt thereof. If any portion of the Project Document Excess Amounts that is not applied to prepay the principal amount of one or more Advances or interest or other amounts thereon, pursuant to the proviso of the preceding sentence, are not used within [*****] after receipt thereof, then the Borrower shall deliver a Prepayment Election Notice electing to apply such unused portion of the Project Document Excess Amount to prepay the Advances and, if applicable, capitalized interest thereon and all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment in accordance with this paragraph as if it were received on the last day of such [*****] period; (vi) Disposition of Assets. Upon the sale by the Borrower of any assets no longer used or useful in the operation of the Project in a single transaction or a series of related transactions, to the extent that such amount exceeds [*****] during any Fiscal Year of the Borrower (the amount of such excess, the “Disposal Excess Amount”), the Borrower shall deliver to the Guarantor within [*****] a Prepayment Election Notice specifying that it elects to apply the Disposal Excess Amount to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following delivery of such Prepayment Election Notice; provided, that the Borrower shall not be required to use for prepayment under this paragraph such portion of the Net Amount of the proceeds of such sale that the Borrower and the Guarantor reasonably determine shall be applied (or reasonably expected to be applied) in the then next [*****], to pay Project Costs or Operating Costs or for the acquisition of replacement assets including, without limitation, the acquisition and costs necessary for the replacement or addition of a Qualified Stall Assets and such amounts are so applied within the [*****] following the receipt thereof. If any portion of the Disposal Excess Amounts that is not applied to prepay the principal amount of one or more Advances or interest or other amounts thereon, pursuant to the proviso of the preceding sentence, are not used within [*****] after receipt thereof, then the Borrower shall deliver a Prepayment Election Notice electing to apply such unused portion of the Disposal Excess Amount to prepay the Advances and, if applicable, capitalized interest thereon and all accrued interest (other than capitalized interest) and other

14 Project Swift – Loan Guarantee Agreement amounts due and payable in connection with such prepayment in accordance with this paragraph as if it were received on the [*****]; (vii) Excess Cash Sweep. Upon instruction of the Guarantor, the Borrower shall deliver to the Guarantor within [*****] a Prepayment Election Notice specifying that it elects to apply any funds on deposit in the DOE Excess Cash Account to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following delivery of such Prepayment Election Notice (each prepayment made or required to be made pursuant to this paragraph, a “Cash Sweep Prepayment”); (viii) Replacement and Release of Cash in Debt Service Reserve Account. Simultaneously with delivery of any Transfer/Withdrawal Request requesting the transfer of amounts on deposit in the Debt Service Reserve Account that are credited to the Advance Proceeds DSRA Subaccount pursuant to Section 2.03(e) (Withdrawals From Project Accounts; Draws Under Acceptable Letters of Credit) or Section 2.13(d) (Debt Service Reserve Account) of the Accounts Agreement, the Borrower shall deliver to the Guarantor a Prepayment Election Notice specifying that it elects to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment in an amount equal to the portion of the amount requested to be so transferred from the Debt Service Reserve Account that is credited to the Advance Proceeds DSRA Subaccount, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following delivery of such Prepayment Election Notice; (ix) Issuance Proceeds. Concurrently with (x) any incurrence or issuance of any Indebtedness that is not Permitted Indebtedness, or (y) any issuance or granting of Equity Interests of the Borrower (except as expressly contemplated by the Sponsor Support Agreement or the contribution by the Sponsor to the Borrower of any Qualified Stall Assets or Equity Cure proceeds), the Borrower shall deliver to the Guarantor a Prepayment Election Notice specifying that it elects to apply the Net Amount of such Indebtedness or issuance or granting of Equity Interest to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than five Business Days following delivery of such Prepayment Election Notice; (x) Illegality. If the Guarantor determines that any Applicable Law has made it unlawful or impossible for FFB to make Advances or maintain the Guaranteed Loan or any portion thereof, or the Guarantor to guarantee, reimburse or commit to guarantee or reimburse FFB the amount of any Advance, or otherwise renders unlawful the performance by the Guarantor or FFB of their respective obligations under the Financing Documents, the Borrower shall, if necessary to avoid such illegality or impossibility, deliver to the Guarantor a Prepayment Election Notice specifying that it elects to prepay all Advances in full and pay all accrued interest (including all capitalized interest) and other amounts due and payable in connection with such prepayment, and shall make such prepayment on the date specified in such Prepayment Election Notice (including all outstanding Note Obligations), which shall be no later than five Business Days following delivery of such Prepayment Election Notice; (xi) [*****]; (xii) Other Extraordinary Amounts. Upon the receipt by the Borrower of any Extraordinary Receipts (other than amounts listed in clauses (i) through (xi) above) in excess of [*****] during any Fiscal Year of the Borrower, the Borrower shall, unless otherwise required or expressly

15 Project Swift – Loan Guarantee Agreement permitted to be used for other purpose pursuant to the Financing Documents, deliver to the Guarantor within [*****] a Prepayment Election Notice specifying that it elects to apply the Net Amount of such Extraordinary Receipts to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than [*****] following the date thereof; and (xiii) DBA Holdback. Simultaneously with the delivery to the Collateral Agent of any Transfer/Withdrawal Request instructing the Collateral Agent to cause the Depositary Bank to transfer of any amount from the DBA Holdback Account to the Prepayment Account pursuant to Section 2.12(c) (DBA Holdback Account) of the Accounts Agreement, the Borrower shall deliver to the Guarantor a Prepayment Election Notice specifying that it elects to prepay the principal amount and, if applicable, capitalized interest of one or more Advances and pay all accrued interest (other than capitalized interest) and other amounts due and payable in connection with such prepayment in an amount equal to the funds instructed to be so transferred from the DBA Holdback Account to the Prepayment Account, and shall make such prepayment on the date specified in such Prepayment Election Notice, which shall be no later than five Business Days following delivery of such Prepayment Election Notice. (d) Timing of Mandatory Prepayments. Any Mandatory Prepayment made under the Note shall be made on the Intended Prepayment Date set forth in the relevant Prepayment Election Notice delivered pursuant to Section 3.05 (Prepayments), which Intended Prepayment Date shall occur within the applicable time frames provided in Section 3.05(c) (Mandatory Prepayments); provided that the Intended Prepayment Date shall not occur on a Payment Date. (e) Application of Mandatory Prepayments. Any Mandatory Prepayment of any Advance pursuant to Section 3.05(c) (Mandatory Prepayments) shall be applied in the inverse order of maturity among the outstanding principal amounts of each Advance elected in a Prepayment Election Notice, in accordance with the Note or as otherwise specified by the Guarantor (and agreed by the Borrower). ARTICLE IV REIMBURSEMENT AND OTHER PAYMENT OBLIGATIONS Section 4.01 Reimbursement and Other Payment Obligations. (a) The Borrower shall pay to the Guarantor the Facility Fee on or before the Effective Date. (b) The Borrower shall pay to the Guarantor (i) the initial Maintenance Fee on or before the issuance of the DOE Guarantee and (ii) each subsequent Maintenance Fee on or before [*****] (or if not a Business Day, the first Business Day thereafter) of each calendar year after the Effective Date until the date on which the Guaranteed Loan has been paid in full; provided, that the Maintenance Fee shall be pro-rated for any partial calendar year. (c) The Borrower shall pay to the Guarantor (or, to the extent applicable, reimburse the Guarantor), or such other Person as the Guarantor shall direct in writing, as follows: (i) a sum, in Dollars, equal to the total of all amounts payable by the Guarantor to FFB pursuant to the DOE Guarantee, which relate to, or arise out of, the Funding Agreements or FFB providing or having provided financing under the Note (such amounts, “Reimbursement Amounts”);

16 Project Swift – Loan Guarantee Agreement (ii) whether or not the transactions contemplated by this Agreement or the Financing Documents are consummated, without duplication, all documented out-of-pocket costs and expenses of each Secured Party (including all commissions, charges, costs and expenses for the conversion of currencies and all other costs, charges and expenses, including all fees and Periodic Expenses of the legal counsel, consultants and advisors for any of the foregoing) paid or incurred in connection with the preparation, negotiation, execution and recording of this Agreement, the other Transaction Documents and any other documents and instruments related to this Agreement or thereto (including legal opinions); (iii) without duplication, (A) all documented out-of-pocket costs and expenses of the Guarantor, FFB or any other Secured Party (including all commissions, charges, costs and expenses for the conversion of currencies and all other costs, charges and expenses including all fees and Periodic Expenses of the legal counsel, consultants and advisors for any of the foregoing) paid or incurred in connection with: (1) any amendment or modification to, or the protection or preservation of any right or claim under, or consent or waiver in connection with, this Agreement or any other Transaction Document, any such other document or instrument related to this Agreement, such other Transaction Document or any Collateral; (2) the administration, preservation in full force and effect and enforcement of this Agreement, the other Transaction Documents and any other documents and instruments referred to herein or therein (including the fees and disbursements of counsel for the Guarantor and travel costs); (3) the fees and expenses of the DOE Consultants from time to time retained pursuant to the Financing Documents; (4) any foreclosure against, sale or other disposition of any Collateral securing the Note Obligations from time to time, or pursuit of any other remedies under any of the Financing Documents, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition, and (5) the servicing, administration and monitoring of the Project and the Transaction Documents throughout the term of the Guaranteed Loan, including in connection with any difficulty experienced by the Project relating to technical, commercial, financial or legal matters or other events; and (B) all DOE Extraordinary Expenses; and (iv) interest on any and all amounts described in this Article IV (other than Financing Document Amounts, interest on which shall accrue and be payable only to the extent (including subject to any conditions provided for therein and any defenses of the Borrower thereunder or in respect thereof), at the times, in the manner and in the amounts provided for in the Financing Documents (excluding this Section 4.01)) from the date payable by the Guarantor under the Program Financing Agreement until payment thereof in full by the Borrower, which amount shall accrue and be payable at the Late Charge Rate. (d) If any Event of Default has occurred and is continuing, if requested by the Guarantor at its reasonable discretion, the Borrower shall pay to the Guarantor on each Payment Date a fee in an amount equal to [*****] per annum of the outstanding principal amount of the Guaranteed Loan (the “DOE Default Charge”), from the date the Guarantor notifies the Borrower of the occurrence of the Event of Default until the date such Event of Default is waived by the Guarantor in writing or is no longer continuing, calculated on the basis of a year of 365 or 366 days, as applicable. To the extent accrued, the Borrower shall pay the DOE Default Charge on each Payment Date without requirement on the part of the Guarantor to seek payment or reimbursement from any other sources of indemnity therefor. (e) In accordance with Section 609.13(a) of the Applicable Regulations, the Borrower shall not (i) request that the Guaranteed Loan or any portion or proceeds thereof be used or (ii) use any other funds obtained from the U.S. federal government or from a loan or other instrument guaranteed by the U.S. federal government, in either case for the payment of any costs, fees or expenses payable under this Section 4.01, except to the extent explicitly authorized by the U.S. Congress.

17 Project Swift – Loan Guarantee Agreement (f) If any amendment or change to, consent under or waiver of this Agreement or any other Transaction Document or any provision hereof or thereof constitutes a “modification” (as defined in Section 502(9) of FCRA) that increases the amount of the Credit Subsidy Cost (as calculated in accordance with FCRA and OMB Circulars A-11 and A-129, and as determined by OMB in its sole discretion), such amendment, modification, consent, waiver or change shall be subject to the availability of funds appropriated by the U.S. Congress, or, to the extent permitted by Applicable Law, payment by the Borrower to pay the amount of any such increase in the Credit Subsidy Cost prior to such amendment, change, consent or waiver pursuant to Section 11.01(d) (Waiver and Amendment). (g) In addition to, and not in limitation of, other obligations of the Borrower pursuant to this Section 4.01, the Borrower shall pay to the Guarantor any amendment, consent, waiver or similar fees that the Guarantor may assess or charge from time to time in connection with any amendment to, consent under or waiver of any term of this Agreement or any other Financing Document. (h) All fees payable to the Guarantor hereunder shall be paid on the dates due, in immediately available funds in Dollars to the Guarantor and shall be non-refundable upon payment. (i) All amounts payable to the Guarantor hereunder shall be paid by wire transfer to the following account, or to such other account as may be specified by the Guarantor from time to time: U.S. Treasury Department [*****] (j) In furtherance, and not in limitation of the Borrower’s obligations under this Section 4.01, the Borrower shall, upon written request of the Guarantor, enter into fee or payment letters with DOE Consultants to document the Borrower’s obligation to pay the fees and expenses of such DOE Consultants who are retained in connection with the Project, the operation or business of the Borrower or the Transaction Documents. Section 4.02 Subrogation. In furtherance of and not in limitation of the Guarantor’s right of subrogation, the Borrower acknowledges that, to the extent of any payment made by the Guarantor of Reimbursement Amounts, the Guarantor shall be fully subrogated to the extent of any such payment, and any additional interest due on any late payment, to the rights of FFB under the Note, the Note Purchase Agreement and any other Financing Documents. The Borrower acknowledges and agrees to such subrogation and shall execute such instruments and take such actions as the Guarantor may reasonably request to evidence such subrogation and to perfect the right of the Guarantor to receive any amounts paid or payable thereunder. If and to the extent that the Guarantor shall be fully and indefeasibly reimbursed in cash or immediately available funds by the Borrower pursuant to Section 4.01 (Reimbursement and Other Payment Obligations) in respect of any payment made by the Guarantor of Reimbursement Amounts, such reimbursement shall be deemed to constitute an equal and corresponding payment in respect of the Guarantor’s rights of subrogation hereunder in respect of such payment of Reimbursement Amounts. Section 4.03 Obligations Absolute. (a) The obligations of the Borrower under this Article IV shall be absolute and unconditional, and shall be paid or performed strictly in accordance with this Agreement under all circumstances irrespective of: (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to the Note, this Agreement or any other Financing Document;

18 Project Swift – Loan Guarantee Agreement (ii) any exchange or release of any other obligations hereunder; (iii) the existence of any claim, setoff, defense (other than a defense of payment or performance), reduction, abatement or other right that any Borrower Entity may have at any time against the Guarantor or any other Person; (iv) any document presented in connection with any Financing Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) any payment by the Guarantor pursuant to the terms of the Program Financing Agreement against presentation of a certificate or other document which does not strictly comply with terms of such Program Financing Agreement or any other Financing Documents; (vi) any breach by any Borrower Entity of any representation, warranty or covenant contained in any of the Financing Documents; (vii) except to the extent prohibited by mandatory provisions of Applicable Law, status as, and any other rights of, a “debtor” under the UCC as in effect from time to time in the State of New York or under the Applicable Law of any other relevant jurisdiction; (viii) any duty on the part of the Guarantor to disclose any matter, fact or thing relating to the business, operations or financial or other condition of any Borrower Entity now known or hereafter known by the Guarantor; (ix) any disability or other defense (other than a defense of payment or performance) of any Borrower Entity or any other Person; (x) any act or omission by the Guarantor that directly or indirectly results in or aids the discharge of any Borrower Entity or any other Person, by operation of law or otherwise; (xi) any change in the time, manner or place of payment of, or in any other term of, all or any of its obligations or liabilities hereunder or any compromise, renewal, extension, acceleration or release (other than a release of such obligations of the Borrower under this Article IV with respect thereto), any change in the Collateral securing its obligations or liabilities hereunder or any other Financing Document or any amendment or waiver of or any consent to departure from any other guarantee for all or any of its obligations or liabilities hereunder or any other Financing Document; (xii) any change in the corporate structure or existence of any Borrower Entity; (xiii) any exchange, taking or release of Collateral; (xiv) any application of Collateral to the Note Obligations; or (xv) any other circumstances or conditions, foreseen or unforeseen, now existing or hereafter occurring, which might otherwise constitute a defense available to, or discharge of any Borrower Entity in respect of any Financing Document (other than a defense of payment or performance).

19 Project Swift – Loan Guarantee Agreement (b) The Borrower and all others who may become liable for all or part of the obligations of the Borrower under this Agreement agree to be bound by this Article IV and, to the extent permitted by Applicable Law: (i) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Financing Documents or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of non-payment and of dishonor, protest of dishonor and notice of protest, except as expressly provided otherwise in this Agreement; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required hereby or by the other Financing Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, and any defense (other than a defense of payment or performance), that any party to any Financing Document or any beneficiary thereof may have at any time against the Guarantor or any other Person, or out of any obligation at any time owing to the Guarantor or FFB; (v) agree that its liabilities hereunder shall be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Guarantor or FFB with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; (viii) waive all defenses and allegations based on or arising out of any contradiction or incompatibility among its obligations or liabilities hereunder and any of its other obligations; (ix) waive, unless and until its obligations or liabilities hereunder have been performed, paid, satisfied or discharged in full, any right to enforce any remedy that the Guarantor or FFB now has or may in the future have against any Borrower Entity or any other Person; (x) waive any benefit of, or any right to participate in, any guarantee or insurance whatsoever now or in the future held by the Guarantor or FFB; (xi) waive the benefit of any statute of limitations affecting its liability hereunder; and (xii) consent to the addition or release of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance or release of any and all other security for any payment hereunder, and agree that the addition or release of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder. (c) The Borrower shall remain liable for its reimbursement and other payment obligations under this Agreement and the other Financing Documents until such obligations have been irrevocably paid or otherwise satisfied and discharged in full in accordance with this Agreement and the

20 Project Swift – Loan Guarantee Agreement other Financing Documents, and nothing except irrevocable payment, satisfaction or discharge in full thereof in accordance with this Agreement and the other Financing Documents shall release the Borrower from such obligations. (d) Except as expressly provided herein, the obligations and liabilities of the Borrower under this Agreement or the other Financing Documents shall not be conditioned or contingent upon the pursuit or exercise by the Guarantor, FFB or any other Person at any time of any right or remedy (nor shall such obligations and liabilities be affected, released or modified by any action, failure, delay or omission by the Guarantor, FFB or any other Person in the enforcement or exercise of any right or remedy under Applicable Law) against any Person that may be or become liable in respect of all or any part of the obligations and liabilities of the Borrower under this Agreement or the other Financing Documents. Section 4.04 Evidence of Payment. In the event of any payment by the Guarantor that is required to be reimbursed or indemnified by the Borrower, the Borrower shall accept written evidence of billing and payment by the Guarantor as evidence, absent manifest error, of the existence and amount thereof. Section 4.05 Payment of Financing Document Amounts. (a) Anything in this Article IV to the contrary notwithstanding, including Section 4.04 (Evidence of Payment): amounts payable by the Borrower pursuant to Section 4.01 (Reimbursement and Other Payment Obligations) in respect of payments made or required to be made by the Guarantor to FFB on account of Financing Document Amounts shall be payable by the Borrower only to the extent (including subject to any conditions provided for in the Financing Documents and any defenses of the Borrower under the Financing Documents), at the times, in the manner and in the amounts that such Financing Document Amounts would otherwise have been payable by the Borrower under the Financing Documents (including, for the avoidance of doubt, on an accelerated basis following the occurrence of an Event of Default); (ii) amounts payable by the Borrower under Section 4.01 (Reimbursement and Other Payment Obligations) shall be without duplication of any amounts payable by the Borrower pursuant to: (A) this Agreement; (B) the Note; (C) the Note Purchase Agreement; (D) the subrogation rights referred to in Section 4.02 (Subrogation); or (E) the provisions of Section 11.07 (Indemnification); and (iii) no amount shall be payable by the Borrower under Section 4.01 (Reimbursement and Other Payment Obligations) in respect of payments made or required to be made by the Guarantor to FFB in respect of any liability, loss, cost or expense relating to or arising out of any sale, assignment or other transfer of the Note or portion thereof by FFB to the Guarantor, except during the continuance of an Event of Default. (b) If an event permitting the acceleration of any Advance and/or the Note shall at any time have occurred and be continuing, and such acceleration of any Advance and/or the Note shall at such time be prevented by reason of the pendency against any Borrower Entity or any other Person of a case or proceeding under a bankruptcy or insolvency law, the Borrower acknowledges and agrees that, for purposes of this Agreement and its obligations hereunder, in respect of any payment made by the Guarantor to FFB, such Advance (together with all capitalized interest thereon) and/or the Note (together with all capitalized interest thereon) shall be deemed to have been accelerated with the same effect as if such Advance and/or the Note had been accelerated in accordance with the terms of the Funding Agreements.

21 Project Swift – Loan Guarantee Agreement ARTICLE V CONDITIONS PRECEDENT Section 5.01 Conditions Precedent to the Effective Date. The obligation of the Guarantor to execute this Agreement and deliver to FFB the Secretary’s Instruments in accordance with Section 3.3 (Secretary’s Instruments) of the Note Purchase Agreement required for FFB to purchase the Note on the Effective Date, and the obligation of FFB to thereupon deliver an acceptance notice pursuant to Section 5.1 (Acceptance or Rejection of Principal Instruments) of the Note Purchase Agreement shall be subject to the prior satisfaction (or waiver in writing) of each of the following conditions precedent as of the Effective Date (the “Conditions Precedent to Effective Date”), in form and substance satisfactory to the Guarantor, as determined by (x) in all cases, the Guarantor, which shall be entitled (but not required) to consult with the Independent Engineer and other DOE Consultants; and (y) with respect to any documents or instruments addressed to FFB or to which FFB is a party, FFB: (a) Transaction Documents. The Guarantor shall have received fully executed copies of each Financing Document (each of which shall be in form and substance satisfactory to the Guarantor) and each other Transaction Document that is contemplated to be in effect at such time, and each such document shall be in full force and effect, and all conditions precedent to the effectiveness of the obligations thereunder shall have been satisfied. (b) Borrower FFB Documents. The Guarantor shall have received each of the documents, including the Borrower Instruments, the Certificate Specifying Authorized Borrower Officials and the Opinion of Borrower’s Counsel re: Borrower Instruments, that is required to be delivered by the Borrower to FFB pursuant to Section 3.2 (Borrower Instruments) of the Note Purchase Agreement. (c) Due Diligence Review. (i) The Guarantor shall have completed its due diligence review of the Borrower Entities, the Project and all other matters related thereto, and the results thereof shall be satisfactory to the Guarantor; and (ii) The Guarantor shall have received a due diligence report from White & Case LLP, satisfactory to the Guarantor, with respect to the Project and the Project Documents. (d) Certain Consultant Reports. The Guarantor shall have received a report from each of (i) the Independent Engineer, (ii) the Insurance Consultant, (iii) the Market Consultant; and (iv) the Financial Advisor, the date of which has been brought forward to the Effective Date (if applicable), addressed to the Guarantor, in each case, in respect of the Project and covering such matters as the Guarantor may request. (e) KYC Requirements. (i) The Secured Parties shall have received a plan, in form and substance satisfactory to the Guarantor, for the Borrower to implement proper operating and credit policies and procedures (including, inter alia, “know your customer” and anti-money laundering policies) (the “KYC Implementation Plan”) to ensure, inter alia, proper credit, risk and conflicts of interest management; and (ii) the Guarantor shall have received all documentation (including taxpayer identification documents) and other information in respect of any Borrower Entity required by the Guarantor to enable it to be satisfied with the results of all “know your customer” and other requirements (including, inter alia, the Anti-Money Laundering Laws). (f) Cyber-Security Plan. The Guarantor shall have received a cyber-security implementation plan, in form and substance satisfactory to the Guarantor, from the Borrower outlining the actions (including the schedule for such actions) to be taken by the Borrower Entities to (x) start

22 Project Swift – Loan Guarantee Agreement conducting commercially reasonable privacy and security audits and penetration tests (including any third party audits of the IT Systems) at reasonable intervals on all IT Systems that maintain, store or Process Sensitive Information and (y) address all privacy or data security issues identified as “critical”, “high risk” or a similar level of risk rating raised in any such audit or penetration test (the “Cyber-Security Plan”). (g) SAM Registration. The Guarantor shall have received evidence, in form and substance satisfactory to it, of the active registration by the Borrower in SAM. (h) Organizational Documents; Officer Certificate. The Guarantor shall have received true, correct and complete copies of the Organizational Documents of each Borrower Entity, accompanied in each case by an officer’s certificate (substantially in the forms attached as Exhibit C-1 to C-3 hereto and otherwise in form and substance satisfactory to the Guarantor) of such Borrower Entity, certified by a Responsible Officer thereof, attaching true, correct and complete copies of good standing certificates (or the equivalent document in the applicable jurisdiction of formation), incumbency certificates, resolutions and any other documents as the Guarantor shall reasonably request, with respect to, inter alia, (A) approval of: (1) each such Borrower Entity’s participation in the Project; (2) the financing therefor (including the Guaranteed Loan and this Agreement) and the granting of Liens to secure the Note Obligations; and (3) the execution, delivery and performance by such Borrower Entity of the Transaction Documents to which it is party; and (B), in the case of the Borrower, (x) the structure chart required pursuant to paragraph (z) below; and (y) an organizational chart of the Borrower Entities demonstrating the management and governance structure and identifying the Persons acting in the capacity of each Key Management Appointment, in each case in form and substance satisfactory to the Guarantor. (i) Closing Certificate. The Guarantor shall have received a fully executed original certificate (the “Closing Certificate”) of each Borrower Entity, dated the Effective Date, substantially in the form of Exhibit D-1 to D-3 and otherwise in form and substance satisfactory to the Guarantor. (j) Credit Rating. The Guarantor shall have received a final credit rating for the Guaranteed Loan at least equal to [*****], dated at least [*****] and not more than [*****] prior to the Effective Date from a nationally recognized credit rating agency. (k) Repayment of Existing Indebtedness; Release of Existing Liens. All existing Indebtedness (other than Permitted Indebtedness) of the Borrower, if any, shall have been repaid in full, and all Liens (other than the Permitted Liens) encumbering the Project or any portion thereof or any other Collateral have been released, and, as necessary or appropriate, such releases shall have been or on the Effective Date will be recorded in the relevant jurisdiction and with the relevant Governmental Authority, and the Guarantor has received evidence in form and substance satisfactory to it of the foregoing. (l) Security Interests. Each of the Security Documents shall be in full force and effect and shall have been duly filed and registered or recorded in every jurisdiction and with every Governmental Authority in which such filing and registration or recording is necessary or advisable to make valid, effective and, if applicable, perfected the Liens intended to be created thereby and the rights of the Secured Parties thereunder, and the Guarantor shall have received evidence in form and substance satisfactory to it that such filing and registration or recording has been made. Such Liens shall constitute valid, enforceable and, if applicable, perfected First Priority Liens over the Collateral in favor of the Secured Parties, subject only to Permitted Liens. The Guarantor shall have received evidence, in form and substance satisfactory to it, that all fees and duties in connection with such perfection, filing, registration or recording have been paid in full.

23 Project Swift – Loan Guarantee Agreement (m) Base Case Financial Model. The Guarantor shall have received either: (i) a certificate from a Financial Officer of the Borrower, in form and substance satisfactory to the Guarantor, to the effect that (A) there are no changes to the Original Base Case Financial Model; and (B) there are no changes to the assumptions therein, in each case that are materially adverse to the interests of the Secured Parties; or (ii) an updated Base Case Financial Model, substantially in the form of Exhibit E (Form of Base Case Financial Model) (the “Effective Date Base Case Financial Model”), accompanied by (A) certificate from a Financial Officer of the Borrower, in form and substance satisfactory to the Guarantor, that includes a written explanation from the Borrower of all variances from the Original Base Case Financial Model; and (B) a report from the Financial Advisor confirming (1) the mathematical accuracy of the computations therein; (2) the consistency in all material respects of the Effective Date Base Case Financial Model with the Project Plans; (3) that the underlying assumptions are reasonable and are consistent in all material respects with the applicable provisions of the Transaction Documents; and (4) that the Effective Date Base Case Financial Model demonstrates, on a projected basis, consistency with the financial covenant(s) set forth in Section 7.19 (Debt Service Coverage Ratio). (n) Project Plans. The Guarantor shall have received, on or prior to the Effective Date, each of the following plans and budgets (collectively, the “Project Plans” and each, a “Project Plan”): (i) the execution plan on which the Project is based that addresses at least the matters listed in Exhibit F (Form of Project Execution Plan) in sufficient detail, as determined by the Guarantor, in consultation with the Independent Engineer (the “Project Execution Plan”) in a form and substance satisfactory to the Guarantor; (ii) the Staffing & Training Plan; (iii) the Borrower’s proposed (A) operating budget (the “O&M Budget”), including the Borrower’s initial Operating Forecast, that addresses at least the matters listed in the form of Exhibit G (Form of O&M Budget) hereto (the “Form of O&M Budget”) and otherwise in form and substance satisfactory to the Guarantor and the Independent Engineer, and (B) Operating Plan that addresses at least the matters listed in the form of Exhibit H (Form of Operating Plan) hereto and otherwise in form and substance acceptable to the Guarantor and the Independent Engineer, in each case, for the stub period from the Effective Date to [*****] and for [*****] after the Effective Date occurs; and (iv) a major maintenance budget and plan (the “Major Maintenance Plan”), in form and substance acceptable to the Guarantor, that sets forth a schedule for maintenance, replacement of major components and retirement of stalls that are part of the Project and the projected costs thereof, and covers the period from the date of the Major Maintenance Plan to and including the [*****] of the Borrower thereafter. (o) Real Estate. With respect to the Qualified Stalls contributed to the Borrower on or before the Effective Date, the Guarantor shall have received: (i) evidence that all easements, rights-of-way and other land rights necessary for such Qualified Stalls as of the Effective Date shall have been obtained [*****] including all easements, rights-of-way, zoning compliances, and other land rights required to be obtained by any Major Project Participant pursuant to the Transaction Documents to which such Major Project Participant is a party or that are necessary for the performance of their obligations under such Transaction Documents; and

24 Project Swift – Loan Guarantee Agreement (ii) true, correct and complete copies of each material document related to matters contemplated in the foregoing clause (i) requested by the Guarantor. (p) Intellectual Property. The Guarantor shall have received: (i) (A) a fully executed original (to the extent required) or copy of each Project IP Agreement executed by the Borrower or any other Borrower Entity evidencing that the Borrower owns, or has been granted [*****] license or sub-license, as applicable, to use or otherwise Practice, commercialize and exploit, all Project IP and (B) confirmation that the licenses or sub-licenses included therein remain in full force and effect; and (ii) evidence that (A) with respect to Project IP owned by any Affiliate of the Borrower, (1) the Borrower has caused each such Affiliate, as licensor of rights to such Project IP under a Project IP Agreement existing at such time, to consent to the collateral assignment of such Project IP Agreement to the Secured Parties and grant to the Secured Parties the Secured Parties’ IP Rights and (2) confirmation that such Secured Parties’ IP Rights remain in full force and effect; and (B) with respect to licenses to Project IP owned by any Person who is a counterparty to an Equipment Supply Agreement and not an Affiliate of the Borrower (such Person, a “Third-Party Licensor”), either (1) the Borrower has caused such Third-Party Licensor to consent to the collateral assignment under the relevant Equipment Supply Agreement to the Secured Parties or (2) by the terms of the applicable Equipment Supply Agreement or other applicable licensing arrangement, such collateral assignment and the further assignment or foreclosure or deed in lieu of foreclosure or otherwise in exercise if any rights or remedies of the Secured Parties, is permitted. (q) Legal Opinions. Receipt by the Guarantor and the other Secured Parties of the legal opinion(s) from Holland & Knight LLP (including originals thereof, as required) in respect of each Borrower Entity dated as of the Effective Date and addressed to the Secured Parties. (r) Financial Statements. The Guarantor shall have received the Historical Financial Statements, in each case, from the Borrower, the Sponsor and the Direct Parent, and certified by a Responsible Officer thereof, as applicable, that such Historical Financial Statements fairly present, in all material respects, the financial condition of such Persons, as applicable, as at the dates indicated and the results of its operations and their cash flows for the relevant periods, in each case, in accordance with the GAAP applied on a basis consistent with prior years, subject, in the case of unaudited Financial Statements, to changes resulting from the absence of notes and normal audit and year-end adjustments, as applicable. (s) Project Accounts. The Guarantor shall have received evidence that (i) each Project Account has been established in accordance with the provisions of the Financing Documents, and (ii), if applicable, each Project Account is funded to the extent of any amounts required to have been deposited prior to the Effective Date in accordance with the Financing Documents. (t) Payment of the Facility Fee and Maintenance Fee. The Guarantor shall have received the Facility Fee and the initial Maintenance Fee.

25 Project Swift – Loan Guarantee Agreement (u) Fees and Expenses. The Guarantor shall have received: (i) payment in full or reimbursement of all fees required to be paid on or prior to the Effective Date and all Secured Party Expenses and other fees or expenses (if any) then due and payable in accordance with Section 4.01 (Reimbursement and Other Payment Obligations); and (ii) (A) reimbursement of all fees and Secured Party Expenses of any DOE Consultants incurred in connection with the Project and invoiced at least five days prior to the Effective Date; or (B) confirmation that such fees and Secured Party Expenses have been paid directly, in each case from funds other than the proceeds of the Guaranteed Loan. (v) Authorization to Independent Auditor. The Guarantor shall have received evidence that: (i) the Borrower has appointed an independent certified public accounting firm acceptable to the Guarantor (the “Independent Auditor”); (ii) the Borrower has irrevocably instructed the Independent Auditor to communicate directly with the Guarantor, FFB and the Comptroller General regarding its accounts, operations and all other matters as the Guarantor requires, in each case, for information purposes only and on a non-reliance basis, regarding the Borrower’s accounts, operations and all other matters set forth in Section 7.09 (Books, Records and Inspections); provided, that (A) the Guarantor shall exercise such right to communicate with the Independent Auditor reasonably and upon reasonable prior notice to the Borrower and providing an opportunity for the Borrower to participate, and (B) upon the occurrence and during the continuation of a Default, an Event of Default, a Material Adverse Effect or an event or circumstance that could reasonably be expected to result in a Material Adverse Effect, to communicate directly with the Guarantor regarding the Borrower’s accounts, operations and all other matters as the Guarantor may request with notice to the Borrower and opportunity for the Borrower to participate; and (iii) the Borrower’s accounting and information systems are satisfactory to ensure the accuracy of the Borrower’s financial reporting [*****]. (w) Representations and Warranties. Each of the representations and warranties made (or deemed made) by any Borrower Entity or Major Project Participant in any Financing Documents to which such entity is a party are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “material adverse effect” or a similar qualifier, in which case it is true and correct in all respects) as of such date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty is true and correct as of such date or time). (x) Material Adverse Effect. No event (including a change in law) shall have occurred that has or could reasonably be expected to have a Material Adverse Effect. (y) Certain Events. No Default, Event of Default, Force Majeure Event or Threshold Event of Loss has occurred and is continuing or would be triggered by achievement of the Effective Date. (z) Structure Chart. The Guarantor shall have received, as an attachment to the officer’s certificate of the Borrower referred to in Section 5.01(h) (Organizational Documents; Officer Certificate) above, true and correct corporate organization and capitalization structure charts of the Borrower, showing the Borrower Entities, the Ultimate Parent, the Sponsor and all intermediate holding entities, and their direct equity investors (in the case of the Ultimate Parent, to the Knowledge of the Borrower Entities, such equity investor holds at least ten percent (by both vote and value) of the Equity Interest in the Ultimate Parent), in form and substance satisfactory to the Guarantor.

26 Project Swift – Loan Guarantee Agreement (aa) Davis-Bacon Act. The Guarantor shall have received a certificate from a Responsible Officer of the Borrower certifying that (A) the clauses set forth in Exhibit I (Davis-Bacon Act Contract Provisions) of this Agreement prior to giving effect to the First Omnibus Amendment and the appropriate wage determination(s) of the Secretary of Labor will be included in each Davis-Bacon Act Covered Contract entered into following the Effective Date; and (B) the Borrower and each DBA Contract Party under each Davis-Bacon Act Covered Contract existing on or prior to the Effective Date have taken all necessary steps to comply with and are in compliance (including retroactive compliance) with the Davis-Bacon Act Requirements. (bb) Lobbying Certificate. The Guarantor shall have received each Borrower Entity’s completed Standard Form LLL (“Disclosure Form to Report Lobbying”). (cc) Compliance with NEPA. The Guarantor shall have completed to its sole satisfaction the environmental review under NEPA, and the Borrower shall have provided all environmental analyses and other information needed for the Guarantor to complete its environmental review under NEPA. (dd) Program Requirements. The Guarantor shall have received evidence that all Program Requirements required to have been satisfied as of the Effective Date have been satisfied. (ee) OMB Certification. The Guarantor shall have received a certification from the Director of OMB that the DOE Guarantee and the Project comply with the provisions of Section 50141(d) of the Inflation Reduction Act of 2022, Public Law No. 117-16. (ff) Action Memoranda. The Guarantor shall have received one or more action memoranda executed by the Secretary of Energy approving and authorizing: (i) the execution by the Guarantor of the Financing Documents to which it is a party and the transactions contemplated thereby; (ii) any provisions in the Transaction Documents that constitute material changes to the terms and conditions set forth in the Term Sheet; and (iii) the apportionment of the Credit Subsidy Cost pursuant to Section 5.01(gg) (Credit Subsidy Cost). (gg) Credit Subsidy Cost. The Guarantor shall have received evidence that: (i) OMB has reviewed and approved the Guarantor’s calculation of the Credit Subsidy Cost; (ii) OMB has approved the Apportionment and Reapportionment Schedule (Standard Form 132) with respect to the Credit Subsidy Cost; and (iii) the apportionment of the Credit Subsidy Cost has occurred. (hh) Inter-Agency Consultations and Approvals. The Guarantor shall have engaged in all required consultations, obtained all required approvals, and satisfied all applicable legal requirements in connection with execution and performance by the Guarantor of the Transaction Documents to which it is a party. (ii) Community Benefits Plan. The Guarantor shall have received the initial Community Benefits Plan and Justice40 Annual Report in respect of the Project[Reserved].

27 Project Swift – Loan Guarantee Agreement (jj) No Violation. No violation of (i) any Environmental Law, Davis-Bacon Act Requirements, the USA PATRIOT Act, the Cargo Preference Act of 1954, Executive Order 11246 (Equal Employment Opportunity), Sanctions, Anti-Money Laundering Laws, Anti-Corruption Laws, any Financing Document or any Major Project Document between the Borrower and any of its Affiliates or, (ii) in any material respect any other [*****], shall have occurred and be continuing or would result from the occurrence of the Effective Date. Section 5.02 Conditions Precedent to the First Advance Approval. The obligation of the Guarantor to deliver an Advance Request Approval Notice pursuant to Section 2.04(a)(ii) (Advance Request Approval Notice) directing FFB to make the First Advance of the Guaranteed Loan in accordance with the Note Purchase Agreement and the Note shall be subject to the prior satisfaction (or waiver in writing) of each of the following conditions precedent as of the First Advance Request Date, in each case, in form and substance satisfactory to the Guarantor, as determined by (i) in all cases, the Guarantor, which shall be entitled (but not required) to consult with the Independent Engineer and other DOE Consultants; and (ii) with respect to any documents or instruments addressed to FFB or to which FFB is party, FFB: (a) Effective Date. The Effective Date shall have occurred or will occur concurrently with the First Advance. (b) Equity Commitments. Pursuant to Section 2.01 (Sponsor Equity Commitment) of the Sponsor Support Agreement, the Sponsor has contributed all of the Initial Assets and all of the Charging Stalls that are part of the Initial Assets are Qualified Stalls. (c) Consultant Report Bringdown. If the First Advance occurs more than six months after the Effective Date, the Guarantor shall, if requested by the Guarantor at its discretion, have received: (i) a certificate of the Independent Engineer, dated no earlier than ten Business Days or such other period as agreed by the Guarantor, prior to the Requested First Advance Date, substantially in the form of Exhibit J (Form of Independent Engineer Report Bring-Down Certificate) and addressing such other matters as the Guarantor may request and an updated copy of the report provided pursuant to Section 5.01(d) (Certain Consultant Reports); (ii) an insurance bring-down report of the Insurance Consultant, dated no earlier than ten Business Days or such other period as agreed by the Guarantor prior to the Requested First Advance Date, in form and substance satisfactory to the Guarantor and addressing the adequacy of the insurance coverage to be maintained and such other matters as the Guarantor may request; (iii) a certificate of the Financial Advisor dated no earlier than ten Business Days or such other period as agreed by the Guarantor, prior to the Requested First Advance Date, substantially in the form of Exhibit K (Form of Financial Advisor Report Bring-Down Certificate) and addressing such other matters as the Guarantor may request and an updated copy of the report provided pursuant to Section 5.01(d) (Certain Consultant Reports); (iv) a certificate of the Market Consultant dated no earlier than ten Business Days or such other period as agreed by the Guarantor, prior to the Requested First Advance Date, substantially in the form of Exhibit L (Form of Market Consultant Report Bring-Down Certificate) and addressing such other matters as the Guarantor may request and an updated copy of the report provided pursuant to Section 5.01(d) (Certain Consultant Reports); and (v) an updated due diligence report from White & Case LLP, satisfactory to the Guarantor, with respect to the Project and the Project Documents.

28 Project Swift – Loan Guarantee Agreement (d) Reimbursement Certificates. The Borrower shall have delivered to the Guarantor a Reimbursement Certificate with respect to all Initial Assets. (e) Initial Assets Documents. At least [*****] prior to the Requested Advance Date, the Guarantor shall have received: (i) fully executed copies of the Contribution Documentation with respect to the Initial Assets; (ii) a certificate of a Responsible Officer of the Borrower, certifying that: (A) all Required Approvals have been obtained and copies thereof have been delivered to the Guarantor and such copies are true, correct and complete (including all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters); (B) each such Required Approval is free of any unduly burdensome conditions that could prevent, impede or materially and adversely affect the ownership, construction or operation of the Initial Assets and the Project; (C) each such Required Approval has been validly issued, is in full force and effect and is Non-Appealable (except to the extent such Required Approval has expired and is no longer required for the ownership, commencement, development, construction or operation of any portion of the Project) and has not been amended, modified or supplemented other than with the prior consent of the Guarantor or such amendments, modifications or supplements that have been made without the consent of any Borrower Entity, have been previously disclosed in writing to the Guarantor and have not had, and are not reasonably expected to have, a Material Adverse Effect; and (D) all conditions precedent to the effectiveness of each such Required Approval have been satisfied. it being understood that delivery of the documents and other evidence listed in clauses (i) and (ii) above may be done by uploading electronic copies thereof to a virtual data room satisfactory to the Guarantor, organized by MSA and Charging Station. (f) Insurance. The Guarantor shall have received: (i) evidence (including certificates of insurance) satisfactory to the Guarantor and the Insurance Consultant in their sole discretion that all Required Insurance then required to be obtained by the Borrower whether directly or through each applicable Major Project Participant for the Project by the Effective Date pursuant to the Transaction Documents and in accordance with Section 7.03 (Insurance) and Schedule 7.03 (Insurance) are (A) each in full force and effect, (B) endorsed in the form of (1) the Secured Parties’ endorsement designating the Guarantor and the Collateral Agent as additional insureds and (2) applicable loss payee clause section in Schedule 7.03 (Insurance) designating the Collateral Agent as loss payee as its interest may appear and (C) compliant with such other requirements regarding coverage, deductibles, exceptions and premiums as set out in Schedule 7.03 (Insurance); and (ii) A Broker’s Letter of Undertaking in the form attached hereto as Exhibit M (Form of Broker’s Letter of Undertaking) acceptable to the Guarantor in respect of the Required Insurance.

29 Project Swift – Loan Guarantee Agreement (g) Conditions Precedent in the Funding Agreements. Each condition precedent under the Funding Agreements to the purchase of the Note by FFB shall have been satisfied in the sole determination of FFB. (h) Receipt of the Secretary’s Instruments. FFB shall have received from the Guarantor each of the Secretary’s Instruments. Section 5.03 Conditions Precedent to Each Advance Approval. The obligation of the Guarantor to deliver an Advance Request Approval Notice pursuant to Section 2.04(a)(ii) (Advance Request Approval Notice) directing FFB to make each Advance (including the First Advance) in accordance with the Note Purchase Agreement and the Note shall be subject to the prior satisfaction (or waiver in writing) of each of the following conditions precedent and to their continued satisfaction on the Requested Advance Date for such Advance, in each case, in form and substance satisfactory to the Guarantor, as determined by (x) in all cases, the Guarantor, which shall be entitled (but not required) to consult with the Independent Engineer and other DOE Consultants; and (y) with respect to any documents or instruments addressed to FFB or to which FFB is party, FFB: (a) Master Advance Notice. Receipt by the Guarantor of a Master Advance Notice substantially in the form of Exhibit A (Form of Master Advance Notice), which shall include, among others matters: (i) a schedule setting forth each Person to whom any payment is to be made from the proceeds of the proposed Advance and the amount to be paid to such Person; (ii) a list of the Charging Stalls, the Eligible Project Costs of which the Sponsor projects to seek to be reimbursed with the proceeds from the Advance and the Eligible Project Costs related thereto; (iii) a certification that the Borrower reasonably expects to satisfy the conditions to disbursement of amounts in the Advance Proceeds Account to reimburse the Sponsor for such Eligible Project Costs on or prior to the end of the then-current Fiscal Quarter of the Borrower; (iv) with respect to each Advance, other than the First Advance, the Borrower’s and Sponsor’s certification that the Borrower will have sufficient excess cash or proceeds from Sponsor’s Equity Contributions made in compliance herewith and the Sponsor Support Agreement to (x) pay the portion of the cost of such Charging Stalls, and the other Qualified Stall Assets related thereto, in excess of the sum of the requested Advance and the portion of such Sponsor-paid costs that will be contributed in kind to the Borrower pursuant to the Sponsor Support Agreement, and (y) with respect to the final Advance, initially fund the Debt Service Reserve Account in the amount required to be deposited therein pursuant to Section 2.13 (Debt Service Reserve Account) of the Accounts Agreement; (v) a certification (and, if requested by the Guarantor in writing not fewer than ten Business Days prior to the Requested Advance Date, projections and supporting documentation therefor) that the proposed Advance proceeds will be (x) applied in accordance with Section 2.04(d) (Disbursement of Proceeds) and (y) used solely to reimburse the Sponsor or, in the case of proceeds of the First Advance, pay for Eligible Project Costs that are permitted to be reimbursed in compliance with NEPA, that the Sponsor will incur sufficient Eligible Project Costs that are permitted to be reimbursed in compliance with NEPA, and will apply such proceeds to the payment of such Eligible Project Costs; (vi) if any of the proposed Charging Stalls are anticipated to include a Charger Model that was not included in the Project on or prior to the immediately preceding Requested Advance Date, an NPI Certificate for such Charger Model;

30 Project Swift – Loan Guarantee Agreement (vii) a description, in reasonable detail, of all updates to the then-current O&M Budget for the incorporation of actual and operational results, data, costs, pricing and other historically realized metrics during the prior Fiscal Quarter and updated forecasts for the next succeeding [*****] period (the “Quarterly O&M Updates”) such that the then-current O&M Budget approved by the Guarantor, taken together with such Quarterly O&M Updates, accurately reflect the actual financial and operational condition and forecasts of the Project and the Borrower; (viii) a Quarterly Base Case Financial Model Update such that the then-current Base Case Financial Model, taken together with such Quarterly Base Case Financial Model Update, accurately reflects the actual financial and operational condition and projections of the Project and the Borrower; and (ix) certificates from the applicable Governmental Authorities, dated not earlier than one month prior to the date of the applicable Master Advance Notice, evidencing that the Borrower is duly qualified or authorized to do business in, and in is good standing in, each jurisdiction where the Charging Stalls (the Eligible Project Costs of which the Sponsor projects to seek to be reimbursed with the proceeds from the Advance) are or will be located when such Charging Stall is contributed by the Sponsor to the Borrower, to the extent any such certificate for such jurisdiction has not been delivered to the Guarantor in connection with a prior Advance or contribution of Charging Stalls. (b) Representations and Warranties. (i) Each of the representations and warranties made (or deemed made) by any Borrower Entity or Major Project Participant in any Financing Document shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “material adverse effect” or a similar qualifier, in which case it shall be true and correct in all respects) as of such date, except to the extent such representation or warranty is made only as of a specific date or time (in which event such representation or warranty shall be true and correct as of such date or time), and (ii) in the case of the Borrower, the representations and warranties set forth in Section 6.22 (Environmental Laws); 6.24 (Davis-Bacon Act), 6.26 (Sanctions and Anti-Money Laundering Laws), 6.27 (Cargo Preference Act), 6.28 (Lobbying Restriction), 6.29 (No Federal Debt Delinquency), 6.30 (No Tax-Exempt Indebtedness), 6.32 (Use of Proceeds), 6.31 (Federal Funding) and 6.33 (No Immunity) (which representations and warranties shall, in each case, be true and correct in all respects), on and as of such date as if made on and as of such date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date), before and after giving effect to the extensions of credit requested to be made on such date. (c) Program Requirements. The Guarantor shall have received evidence that the Borrower is in compliance with or shall have satisfied, as applicable, all requirements and approvals pursuant to the Program Requirements. (d) [Reserved] (e) Davis-Bacon Act. (i) The Guarantor shall have received a certificate from the Borrower certifying, for each Davis-Bacon Act Covered Contract entered into following the Effective Date and prior to the First Amendment Effective Date, that (A) the clauses set forth in Exhibit I (Davis-Bacon Act Contract Provisions) of this Agreement, prior to giving effect to the First Omnibus Amendment, and the appropriate wage determination(s) of the Secretary of Labor have been included in each Davis-Bacon Act Covered Contract entered into after the Effective Date; and (B) the Borrower and each DBA Contract Party under each such Davis-Bacon Act Covered Contract have taken all necessary steps to comply with and are in compliance (including retroactive compliance) with the Davis-Bacon Act Requirements.

31 Project Swift – Loan Guarantee Agreement (ii) (e) Davis-Bacon Act. The Guarantor shall have received a certificate from the Borrower certifying, for each Davis-Bacon Act Covered Contract entered into on or after the First Amendment Effective Date, that (A) the clauses set forth in Exhibit I (Davis-Bacon Act Contract Provisions) and the appropriate wage determination(s) of the Secretary of Labor have been included in each Davis-Bacon Act Covered Contract entered into on or after the First Amendment Effective Date; and (B) the Borrower and each DBA Contract Party under each Davis-Bacon Act Covered Contract existing on or prior to such Advance Date have taken all necessary steps to comply with and are in compliance (including retroactive compliance) with the Davis-Bacon Act Requirements. (f) Payment of Fees. The Guarantor shall have received: (i) payment in full of all fees required under the Financing Documents to be paid on or prior to the Requested Advance Date, and all Secured Party Expenses and reimbursement of all fees and Secured Party Expenses of any DOE Consultants, incurred and invoiced at least five Business Days prior to the Requested Advance Date; or (ii) confirmation that all such fees and Secured Party Expenses have been paid directly to the relevant DOE Consultants. (g) Legal Opinions. To the extent requested by the Guarantor in connection with such Advance due to changed circumstances or changes in law, the Guarantor shall have received satisfactory legal opinions, subject to customary qualifications and limitations, including any bring-downs of previously provided legal opinions in respect of changed circumstances since delivery of prior legal opinions, in each case, dated as of the Requested Advance Date, addressed to each Secured Party and from legal counsel satisfactory to the Guarantor. (h) Security. All Security Documents shall continue to be in full force and effect, properly perfected, filed and registered or recorded in any jurisdiction and with any Governmental Authority where perfection, filing and registration or recordation is required, as applicable, and all liens or pledges in favor of the Secured Parties shall continue to be properly registered or recorded in favor of such Secured Parties. (i) Cargo Preference Act. To the extent not previously received by the Guarantor, the Guarantor shall have received evidence of the delivery by the Borrower of each of the documents listed in Section 7.16 (Cargo Preference Act) with respect to CPA Goods the cost of which has been or is to be paid or reimbursed with proceeds of the Advances made on or prior to the Requested Advance Date and that have been delivered to a carrier and loaded for shipment to the Borrower or any of its contractors or their subcontractors. (j) No Violation. The making of the requested Advance shall not result in a violation of any Applicable Law, Transaction Document, or any other agreement or consent to which any Borrower Entity is a party, or any judgment or approval to which any Borrower Entity is subject and the Borrower shall have certified to the Guarantor as to such compliance. (k) Transaction Documents. Receipt by the Guarantor on or prior to the date of such Advance of: (i) fully executed originals (to the extent required) or copies of all Financing Documents and Major Project Documents required to be executed, and each other Project Document that has been executed, as of the date of such Advance (to the extent such documents have not already been provided); and (ii) a certificate of a Responsible Officer of the Borrower, certifying that (A) all Financing Documents and Major Project Documents remain in full force and effect and no default or

32 Project Swift – Loan Guarantee Agreement event that with the passage of time, the giving of notice or both would constitute a default has occurred and is continuing thereunder and (B) copies of each Major Project Document submitted pursuant to clause (i) above are true, correct and complete (including all schedules, exhibits, attachments, supplements and amendments thereto and any related protocols or side letters). (l) Litigation. The Guarantor shall have received an officer’s certificate of the Borrower certifying that, except as has been disclosed by the Borrower in writing to and has been expressly waived in writing by the Guarantor, there are no Actions pending or threatened (in writing), (i) with respect to the legality, validity or enforceability of any Financing Document or Major Project Document or any transaction contemplated by any Transaction Document, (ii) to which the Borrower is a party or that relates to the Project (other than any such Action that does not at such time, and could not reasonably be expected to, have a Material Adverse Effect) or (iii) to which, to the Borrower’s Knowledge, any Major Project Participant that is not a Borrower Entity is a party, that has at such time, or could reasonably be expected to have, a Material Adverse Effect. (m) Reserve Funding. No Account Shortfall shall exist on any Reserve Accounts required to be funded as of the date of such Advance. (n) Certain Events. No Default, Event of Default, Force Majeure Event or Threshold Event of Loss has occurred and is continuing or would result from the Advance. (o) Material Adverse Effect. No event (including any legal, arbitral or other dispute review proceeding or any change in law) shall have occurred that has or could reasonably be expected to have a Material Adverse Effect. (p) Advance Size Restrictions; Debt Sizing Parameters. (i) With respect to each Advance, other than the First Advance, the amount of the requested Advance shall not exceed 80% of the Eligible Project Costs (excluding interest) paid or projected to be paid on or prior to the [*****]after such requested Advance Date by the Sponsor with respect to the Qualified Stalls projected to be contributed to the Borrower during such period; and (p) (ii) Both Debt Sizing Parameters. With respect to each Advance both before and after giving effect to the proposed Advance, the Guaranteed Loan Amount shall satisfy each of the Debt Sizing Parameters. (q) Environmental Matters. The Guarantor shall have received (i) evidence that the Borrower and Sponsor shall have provided all environmental analyses and other information needed for the satisfactory completion of any additional environmental review that the Guarantor may be required to complete, including any review pursuant to NEPA, and (ii) the latest Environmental Reports required to be delivered pursuant to this Agreement or any other Financing Document. (r) Advance Test. With respect to each Advance requested to be made after the Testing Trigger Date, the Borrower shall not have failed the Advance Test for the DST Calculation Periods ending on [*****]. (s) Process Agent. The Guarantor shall have received evidence, in form and substance satisfactory to it, that each Borrower Entity and each counterparty to a Major Project Document that has executed a Direct Agreement and is organized in a jurisdiction outside the United States has appointed an agent for service of process and such party holds such appointment without reservation until at least [*****] after the Maturity Date (or such earlier date as may be agreed by the Guarantor), together with evidence of the prepayment in full of the fees of such agent.

33 Project Swift – Loan Guarantee Agreement (t) [*****]. Section 5.04 Satisfaction of Conditions Precedent. Each of the Borrower and the Guarantor hereby acknowledges and agrees that: (a) by delivering the Secretary’s Instruments on the Effective Date, the Guarantor shall be deemed to have approved of or consented to, or to be satisfied with, each of the Effective Date Conditions Precedent that must be approved or consented to by, or be satisfactory to, the Guarantor; and (b) FFB, by delivering an acceptance notice under Section 5.1 (Acceptance or Rejection of Principal Instruments) of the Note Purchase Agreement or making any Advance under the Note, shall be deemed to have approved of or consented to, or to be satisfied with, each of the matters set forth in Section 5.01 (Conditions Precedent to the Effective Date) that must be approved or consented to by, or satisfactory to, FFB. Section 5.05 Advance Deductions. Unless the Borrower shall have prepaid Advance (and, if applicable capitalized interest thereon) in the Excess Loan Amount as provided in Section 3.05(c)(i) (Excess Loan Amount) prior to each Requested Advance Date immediately following (x) delivery of the most recent reports provided in accordance with Section 8.02(c) (Independent Accounting Review) indicating that the proceeds of any Advance were not applied to reimburse Eligible Project Costs for which such funds were drawn, or (y) the parties’ determination of the existence of an Excess Advance Amount (whether pursuant to the Quarterly Operating Certificate or otherwise), the Borrower shall (a) in the relevant Master Advance Notice, deduct from the total amount of the Advance or Advances to be made on such Requested Advance Date an amount equal to the amount that would otherwise have been prepayable by the Borrower pursuant to Section 3.05(c)(i) (Excess Loan Amount), and (b) in the relevant Master Advance Notice, include a certification by a Responsible Officer, substantially in the form set forth in the Form of Master Advance Notice, certifying as to the amount of such deduction; provided, that, if the amount of the Advance requested to be made on such Requested Advance Date is less than the total amount to be deducted on such Requested Advance Date, the Borrower shall deduct an amount equal to the total amount of the Advance requested to be made on such date, and the Borrower shall either prepay Advances (and, if applicable capitalized interest thereon) as provided in Section 3.05(c)(i) (Excess Loan Amount) in the amount of the remaining shortfall or deducted the remaining shortfall from Advances requested in future Master Advance Notices made on future Requested Advance Dates until such amount has been deducted in full. ARTICLE VI REPRESENTATIONS AND WARRANTIES To induce the Guarantor to enter into this Agreement and to arrange for FFB to purchase the Note and offer extensions of credit thereunder, the Borrower makes each of the following representations and warranties to and in favor of the Guarantor and FFB as of: (a) the Effective Date; and (b) each Advance Date (both immediately before and immediately after giving effect to the Advances, if any, being made on such date), except as such representations and warranties are expressly made as to an earlier date, in which case such representations and warranties will be true as of such earlier date: Section 6.01 Organization and Existence. The Borrower: (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization;

34 Project Swift – Loan Guarantee Agreement (b) is duly qualified to do business in, and in good standing in, the State of Delaware and each other jurisdiction where the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect; and (c) has all requisite power and authority to execute, deliver, perform and observe the terms and conditions of each of the Transaction Documents to which it is a party. Section 6.02 Authorization; No Conflict. The Borrower has duly authorized, executed and delivered (or has duly authorized becoming a party, and has validly become a party whether by joinder, assignment or otherwise, to) the Transaction Documents to which it is a party, and none of: (a) its execution and delivery thereof; (b) its consummation of the transactions contemplated hereby or thereby nor its compliance with the terms of this Agreement or thereof; or (c) the issuance of the Note, the borrowings under the Funding Agreements, the use of the proceeds thereof or Reimbursement Obligations hereunder, in each case, do or will (i) contravene its Organizational Documents or any Applicable Laws; (ii) contravene or result in any breach or constitute any default under any Governmental Judgment; (iii) contravene or result in any breach, constitute any default, or result in or require the creation of any Lien upon any of its properties, in each case, under any agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for Permitted Liens; or (iv) require the consent or approval of any Person other than the Required Approvals and any other consents or approvals that have been obtained and are in full force and effect. Section 6.03 Capitalization. (a) All of the Equity Interests of the Borrower have been duly authorized, validly issued, are fully paid and non-assessable, and are directly owned by the Direct Parent, free and clear of all Liens other than Liens created under the Security Agreement. Except as disclosed by the Borrower pursuant to Section 8.03(v), no options or rights for conversion into or acquisition, purchase or transfer of Equity Interests of the Borrower or any agreements or arrangements for the issuance by the Borrower of additional Equity Interests are outstanding, in each case where the exercise of any such options or rights would result in any Person (other than (i) Persons with respect to whom the Borrower has satisfied the requirements of Section 7.13 (Know Your Customer Information), (ii) any Qualified Public Company Shareholder holding (and proposing to hold) only an indirect ownership interest in the Borrower by its, direct or indirect, holding of Publicly Traded Securities of the Borrower, (iii) Persons holding (and proposing to hold) only a direct or indirect ownership interest in the Borrower through a Qualified Investment Fund, (iv) Persons who have acquired or propose to acquire such indirect ownership of Equity Interest by acquisition, in bona fide secondary market transactions, of only a direct or indirect interest in Publicly Traded Securities of the Borrower or (v) [*****]) holding more than [*****] percent of the Equity Interests (whether voting or non-voting) in the Borrower. (b) No Person or group of Persons, directly or indirectly owns [*****] percent or more of the Equity Interests (whether voting or non-voting) in the Borrower, other than (i) any Person identified in (A) as of the Effective Date, the corporate chart delivered by the Borrower to the Guarantor pursuant to Section 5.01(z) (Structure Chart), or (B) as of each Advance Date, such chart or an updated corporate chart, in substantially the same form, delivered by the Borrower to the Guarantor not later than the day on which the Master Advance Notice related to such Advance Date is delivered, (ii) any Qualified Public Company Shareholder holding only an indirect ownership interest in the Borrower by its, direct or indirect, holding of Publicly Traded Securities of the Borrower or (iii) any Person holding only an indirect ownership interest in the Borrower by its, direct or indirect, holding of an interest in a Qualified Investment Fund. (c) All of the Equity Interests of the Borrower, the Direct Parent and any other Borrower Entity have been duly authorized, validly issued, are fully paid and non-assessable, and are

35 Project Swift – Loan Guarantee Agreement directly or indirectly owned by the Sponsor, and, with respect to the Equity Interests of the Borrower are free and clear of all Liens. Section 6.04 Solvency. (a) The value of the assets (at fair value and present fair saleable value or at book value) of the Borrower is, on the date of determination, greater than the amount of liabilities at book value (including contingent and unliquidated liabilities) of the Borrower as of such date. As of the date of determination, the Borrower is able to pay all of its liabilities as such liabilities mature and does not have an unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. (b) The Borrower is not the subject of any pending or threatened (in writing), Insolvency Proceedings. (c) No corporate action, legal proceedings or other procedure or step is being considered or prepared by the Borrower that is intended to or could trigger the occurrence of any event or circumstance described in Section 10.01(m) (Bankruptcy; Insolvency; Dissolution). Section 6.05 Eligibility of Borrower; Project. The Borrower has satisfied each of the conditions contained in the Program Requirements (a) to be classified as an Eligible Applicant and (b) to classify the Project as an Eligible Project. Section 6.06 Transaction Documents. Each Transaction Document to which the Borrower is, or when executed will be, a party is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. Section 6.07 Required Approvals. (a) Except as does not and cannot reasonably be expected to be materially adverse to the operation of any Charging Stall owned by the Borrower, as of the Effective Date, and as of each date thereafter that this representation is to be made, each Required Approval that is necessary or required to be obtained on or prior to such date under Applicable Law or any agreement applicable to, or binding on, any Borrower Entity or any of its properties, or any Major Project Participant for the purpose of fulfilling its obligations under the applicable Major Project Document, has been duly and validly issued, is in full force and effect, is Non-Appealable, and is not subject to any pending or threatened Action seeking to revoke, rescind, terminate, withhold, suspend or modify any such Required Approval, and is free of any unduly burdensome conditions that could prevent, impede or materially and adversely affect the operation of the Project. (b) The Borrower does not have any reason to believe that it or, any Major Project Participant will be unable to obtain the Required Approvals required by such Person in the Ordinary Course of Business free from conditions or requirements and at such time or times as may be necessary to avoid any material delay in, or impairment to the transactions contemplated by, the Transaction Documents. (c) The Borrower, each Major Project Participant that is a Borrower Entity and, to the Borrower’s Knowledge, each other Major Project Participant is in compliance in all material respects with all Required Approvals that have been obtained by, or are otherwise applicable to, such Person.

36 Project Swift – Loan Guarantee Agreement Section 6.08 Litigation. Except as has been disclosed to and has been expressly waived in writing by the Guarantor, there are no Actions pending or threatened (in writing): (a) with respect to the legality, validity or enforceability of any Financing Document or Major Project Document, (b) or any transaction contemplated by any [*****], (c) to which the Borrower is a party [*****] (other than any such Action that does not at such time, and could not reasonably be expected to, have a Material Adverse Effect) or (d) to which, to the Borrower’s Knowledge, any Major Project Participant that is not a Borrower Entity is a party, that has at such time, or could reasonably be expected to have, a Material Adverse Effect. Section 6.09 Indebtedness. The Borrower has no outstanding Indebtedness other than Permitted Indebtedness. Section 6.10 Security Interests; Liens. (a) Pursuant to the Security Documents, the Collateral Agent has a legal, valid, enforceable and perfected First Priority security interest over all the Collateral. (b) Such security interest in the Collateral is and, with respect to any after-acquired property, when so subsequently acquired, will be superior and prior to the rights of all third Persons now existing or hereafter arising, whether by way of deed of trust, mortgage, Lien, security interests, encumbrance, assignment or otherwise, other than Permitted Liens. (c) All documents and instruments, as required, have been recorded or filed for record in such manner and in such places as are required and all other action as is necessary or desirable has been taken to establish and perfect the Collateral Agent’s Lien in and to the Collateral (for the benefit of the Secured Parties) to the extent contemplated by the Security Documents. (d) All Taxes (including stamp taxes) and filing fees and Secured Party Expenses that are due and payable in connection with the execution, delivery or recordation of any Transaction Document have been paid. (e) Except for Permitted Liens, there are no liens upon any of the Collateral, and neither the Borrower nor any other owner of any of the Collateral has created or is under any obligation to create or has entered into any transaction or agreement that would result in the imposition of, any Lien upon any of the Collateral. There are no Liens on the Equity Interests of the Borrower other than those created under or permitted by the Equity Pledge Agreement. Section 6.11 Taxes. (a) The Borrower has filed all tax returns required by Applicable Laws to be filed by it and has paid (i) all income Taxes that have become due pursuant to such tax returns, and (ii) all other material Taxes and assessments payable by it that have become due (other than those Taxes that it is contesting in accordance with the Permitted Contest Conditions). (b) Assuming that each Secured Party, to the extent applicable, provides a properly completed IRS Form W-9 to establish its status as a United States Person and to certify that such Secured Party is exempt from U.S. federal backup withholding tax (or, in the case of any Secured Party that is not a United States Person, a properly completed applicable Form W-8 or other certificate, form or documentation establishing an exemption from U.S. federal withholding Taxes), no withholding Taxes are payable by the Borrower to any Governmental Authority in connection with any amounts payable by the Borrower under or in respect of the Financing Documents. (c) The Guarantor’s execution and delivery of this Agreement and issuance of the DOE Guarantee, and any determination by the Guarantor that any Project Costs are Eligible Project

37 Project Swift – Loan Guarantee Agreement Costs, in each case, (x) does not prejudice or otherwise have any binding effect with respect to any determination by the Internal Revenue Service, the U.S. Department of Treasury or a court of law as to the tax basis of the Project or any part thereof under the Code, (y) does not constitute a determination regarding, and is unrelated to whether the Borrower or the Project has complied or will comply with, Federal tax law and (z) will not be used to demonstrate or prove that the Borrower or the Project complied with the requirements to claim a tax credit or other amount under the Code in an administrative or judicial proceeding. Section 6.12 Financial Statements. (a) Each of the Historical Financial Statements and each Financial Statement of the Borrower and the Sponsor delivered to the Guarantor pursuant to Section 8.01 (Financial Statements) is true, complete and correct, has been prepared in accordance with the GAAP and presents fairly, in all material respects, the financial condition of such Person, as of the respective dates of the Financial Statements for the respective periods covered therein. (b) Such Financial Statements reflect all liabilities or obligations of the Borrower of any nature whatsoever for the period to which such Financial Statements relate that are required to be disclosed in accordance with the GAAP. Section 6.13 Business; Other Transactions. (a) The Borrower has not conducted any business other than the business contemplated by the Transaction Documents and such other business as may be related to the Project. (b) The Borrower is not a party to, or bound by, any contract, agreement or side arrangement with any other Borrower Entity or third party other than those contracts, agreements and side arrangements permitted under the Financing Documents. (c) Except as provided in the Financing Documents, the Borrower has not executed and delivered any powers of attorney or similar documents. (d) The Borrower has not paid or become obligated to pay (i) any fee or commission to any broker, finder or intermediary for or on account of arranging the financing of the transactions contemplated by the Transaction Documents, or (ii) any contingency fee (computed as a percentage of any amount of the Guaranteed Loan) to any financial or other professional advisors of the Borrower, other than the fees paid to Goldman Sachs as financial advisor to the Borrower and Boundary Stone Partners as advisor to the Borrower. (e) As of the Effective Date, except as set forth on Schedule 6.13(e) (Affiliate Transactions), the Borrower is not a party to any contract or agreement with, and does not have any other loan commitment to, any Affiliate. (f) As of each date this representation is made, or is deemed made, the Borrower has not (i) entered into any transaction or series of related transactions with any Person other than transactions (A) in the Ordinary Course of Business, on an arm’s length basis and disclosed to the Guarantor in writing or required under the Project Documents approved by the Guarantor, (B) the agreements set forth on Schedule 6.13(e) (Affiliate Transactions), or (C) which are otherwise permitted pursuant to the Financing Documents, or (ii) entered into any transaction whereby the Borrower might pay more than the fair market value for products of others. (g) The Borrower has not made any Investments, other than Permitted Investments.

38 Project Swift – Loan Guarantee Agreement (h) The Borrower does not have any Subsidiaries or legally or beneficially owns any Equity Interests of any other Person. (i) The Borrower has maintained adequate internal controls, reporting systems and cost control systems that are designed to ensure that the Borrower satisfies its obligations under the Financing Documents. Section 6.14 Property. (a) Title to Collateral (i) Schedule 6.14(a) (Major Project Sites) identifies the Borrower’s Major Real Property interests in the Project and each Major Project Site. (ii) The Borrower owns and has valid legal and beneficial title to, or has a valid leasehold interest in or license to, such Real Property interests in each Project Site free and clear of any Lien of any kind, except for Permitted Liens, and no contracts or arrangements, conditional or unconditional, exist for the creation by the Borrower of any Lien on any property, other than the Security Documents; and none of the Permitted Liens, individually or in the aggregate, would materially impair the development, construction, operation, or use by (or for the benefit of) the Borrower of the Project Site or the Project. (iii) All easements, leasehold, license and other Real Property interests and utility and other related services, means of transportation, facilities, other materials and Real Property rights that can reasonably be expected to be necessary for the development, construction, operation, maintenance and use of the Project in accordance with Applicable Laws and the Transaction Documents have been procured under the Project Documents (and are not subject to any legal challenge or contest) or are commercially available to the Project on commercially reasonable terms. (b) Leases. Each Site Lease in existence on each date this representation is made and under which the Borrower is a lessee, sublessee or licensee is valid and subsisting, the Borrower: (i) [*****]; (ii) enjoys peaceful and undisturbed possession of each Project Site subject to such Site Lease, except where failure to enjoy such peaceful and undisturbed possession cannot reasonably be expected to prevent or impede the use of the applicable Project Site; and (iii) has the right to continue to enjoy such possession during the time when such Project Site is necessary for the Project. (c) Project Sites. Each Project Site is sufficient and appropriate in all respects for the ownership, operation, maintenance and use of the Project as contemplated by the Transaction Documents. No Charger, other equipment or any other Property of the Borrower incorporated into any Charging Stall or Charging Station (x) constitutes a fixture or (y) has become or will become part of the Real Property in which it is located. (d) Condemnation. No condemnation or adverse zoning or usage change proceeding has occurred or been threatened against Project Sites in respect of Charging Stations making up [*****] or more of the Charging Stalls that are part of the Project at any given time.

39 Project Swift – Loan Guarantee Agreement Section 6.15 Project Plans; Base Case Financial Model. (a) The Project Plans and the most recently delivered Quarterly Base Case Financial Model Update: (i) are complete and based on reasonable assumptions; (ii) are consistent with the provisions of the Project Documents; (iii) have been prepared in good faith and with due care; and (iv) fairly represent the Borrower’s expectation as to the matters covered thereby as of any date on which this representation is made or deemed made, subject to Permitted Deviations. (b) The Borrower believes that it is technically feasible for the Project to be operated and maintained so as to fulfill in all respects the design specifications and requirements contained in Project Plans and the Major Project Documents. (c) No material changes, other than [*****] have been made to the Project Plans or Base Case Financial Model most recently delivered by the Borrower, in each case subject to Permitted Deviations. Section 6.16 Intellectual Property. (a) The Borrower owns, or has been granted a valid and enforceable [*****] license or sub-license, as applicable, or right to use or otherwise Practice, commercialize and exploit, all Project IP. (b) [*****]. (c) The Borrower’s right, title and interest in and to the Project IP is free and clear of all Liens, except for Permitted Liens. (d) Neither the Borrower nor any of its Affiliates owns or has any license, rights or interest in any Project Source Code that is used in connection with the Project other than open source software and off-the-shelf software generally available on commercially reasonable terms. Section 6.17 Infringement; No Actions. (a) The Borrower, [*****], and the ownership, operation, use or maintenance of the Project do not infringe upon, misappropriate or otherwise violate the Intellectual Property [*****]. (b) There is no objection to, challenge to the validity of, [*****] against the Borrower or the Project IP: (i) alleging any infringement, misappropriation or other violation of the Intellectual Property of any Person: (A) by the Borrower; or (B) with respect to the ownership, use or maintenance of the Project; or (ii) challenging the validity, enforceability, ownership or use of any Project IP owned by or licensed to the Borrower. There are no facts or circumstances that would be reasonably expected to give rise to any such Action. (c) No Person is infringing, misappropriating or otherwise violating any Project IP owned by or licensed to the Borrower in a manner that would have a Material Adverse Effect on or hinder the operation of the Project [*****]. There is no Action pending to which the Borrower is a party or threatened in writing by the Borrower, alleging such infringement, misappropriation or other violation.

40 Project Swift – Loan Guarantee Agreement Section 6.18 Compliance with Laws; Program Requirements. The Borrower and the Direct Parent are in compliance with, and have conducted and are conducting their respective businesses in compliance with (a) all Program Requirements with respect to the Project, all Davis-Bacon Act Requirements, USA PATRIOT Act, Cargo Preference Act of 1954, Sanctions, Anti-Money Laundering Laws, Anti-Corruption Laws and its Organizational Documents and (b) [*****] with all other Applicable Laws and Required Approvals. Section 6.19 Investment Company Act. The Borrower is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act, or subject to regulation thereunder. Section 6.20 Margin Stock. No part of the proceeds of any Advance, and no other extensions of credit under the Financing Documents, will be used, directly or indirectly, to purchase or carry any margin stock within the meaning of Regulation T, U or X of the Board, or any regulations, interpretations or rulings thereunder, or for any purpose that violates any regulation of the Board. Section 6.21 Anti-Corruption Laws. (a) The Borrower, the Direct Parent, and their respective directors, officers, employees and agents, are, and for the last five years have been, in compliance with all Anti-Corruption Laws. (b) There are no Actions pending or threatened against the Borrower, the Direct Parent, or their respective directors, officers or employees regarding any actual or alleged non-compliance with any Anti-Corruption Laws. (c) Neither the Borrower, the Direct Parent, nor their respective directors, officers, employees or agents, has made, offered or promised to make, provided or paid any unlawful contributions, entertainment or anything of value to any local or foreign official, foreign political party or party official or any candidate for foreign political office: (i) in order to influence any act or decision of any foreign official, foreign political party, party official or candidate for foreign political office in his or her official capacity, including a decision to fail to perform his or her official functions; (ii) to secure an unlawful or improper advantage; or (iii) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to the Borrower, the Direct Parent or to any other Person, in violation of any applicable Anti-Corruption Law. Section 6.22 Environmental Laws. (a) All Required Approvals for the Project required to be obtained as of the date this representation is made relating to (i) air emissions; (ii) discharges to land, surface water or ground water; (iii) noise emissions; (iv) solid or liquid waste disposal; (v) the use, generation, storage, transportation or disposal of toxic or Hazardous Substances or wastes; or (vi) otherwise required under applicable Environmental Law, in each case, have been obtained, are in full force and effect and Non-Appealable, and all terms of such Required Approvals are being complied with and have been complied with. (b) The Borrower and the Direct Parent have not received any notice of, and neither the Borrower nor the Direct Parent have Knowledge of, any facts, circumstances, conditions, actions, activities, or events that have resulted or could reasonably be expected to result in any, Environmental

41 Project Swift – Loan Guarantee Agreement Claim against or affecting the Project, or any Project Site that is, or could reasonably be expected to become material. (c) There is not and has not been any condition, circumstance, action, activity or event with respect to the Project, the Borrower, the Direct Parent, or any Project Site that could reasonably form the basis of any violation of any Environmental Law or that could reasonably be expected to have a Material Adverse Effect or result in material harm to environmental, health or safety matters (including worker safety). The Borrower is and has been in compliance in all material respects with all applicable Environmental Laws. (d) Neither the Borrower nor, to the Borrower’s Knowledge, any other Person, has used, generated, manufactured, produced, stored, transported or Released, on, from, under or about any Project Site or transported thereto or therefrom, any Hazardous Substances in any manner that violates Applicable Law or violates the terms and conditions of any Required Approval and that could reasonably be expected to (i) form the basis of an Environmental Claim; (ii) cause the Project to be subject to any restrictions arising under Environmental Laws; (iii) have a Material Adverse Effect; or (iv) result in material harm to the environment, health or safety (including worker safety). (e) No Borrower Entity is currently conducting or funding or responsible for or is expected or required to conduct, fund or be responsible for any reporting, investigation, removal, response action, remediation, abatement or monitoring of any Hazardous Substance, with respect to any Project Site, voluntarily or pursuant to Environmental Law, any agreement any Borrower Entity is a party to or otherwise, except in each case for Hazardous Substances in soil that (i) are currently being disposed or will be disposed in accordance with Applicable Law after discovery of such Hazardous Substances in the Ordinary Course of Business in accordance with Applicable Law and (ii) could not reasonably be expected to (1) form the basis of an Environmental Claim; (2) give rise to restrictions arising under Environmental Laws; (3) have a Material Adverse Effect or (4) result in material harm to the environment, health or safety (including worker safety). Section 6.23 Employment and Labor Contracts. (a) As of the Effective Date: (i) with respect to the Project, the Borrower is not, and has not been within the [*****], (A) [*****]; or (B) subject to any labor disputes, strikes or work stoppages, requests for arbitration, grievance proceedings or union negotiations or organizational efforts; and (ii) With respect to the Project, there has not been in the [*****]. (b) There are no strikes, slowdowns or work stoppages ongoing or threatened in writing by the employees of [*****] that have caused or could reasonably be expected to cause a Material Adverse Effect. Section 6.24 Davis-Bacon Act. (a) The Borrower, the Direct Parent and all DBA Contract Parties under each Davis-Bacon Act Covered Contract have taken all necessary steps to comply with and are in compliance (including retroactive compliance) with the Davis-Bacon Act Requirements. (b) As of the Effective Date, there are no Davis-Bacon Act Covered Contracts except for those listed in Schedule 6.24 (Davis-Bacon Act Covered Contracts). (c) If and to the extent construction, alteration or repair (within the meaning of 29 C.F.R. §5.5(a)) of the Project began prior to the Effective Date, (i) the Borrower has prior to the Effective

42 Project Swift – Loan Guarantee Agreement Date, retroactively adjusted, and caused each DBA Contract Party to retroactively adjust, the wages of each affected laborer and mechanic employed in the construction, alteration or repair of the Project prior to the Effective Date, and paid or caused to be paid to each such laborer or mechanic such additional wages, if any, as were necessary for such laborers and mechanics to have been paid at rates not less than those prevailing on similar work in the relevant locality during the period such work was performed, as determined by the Secretary of Labor in accordance with the applicable Davis-Bacon Act wage determinations or (ii) the Borrower has, and has caused each DBA Contract Party to, undertake substantial and good faith efforts to locate all the laborers and mechanics noted in the immediately preceding clause (i), but the Borrower or one or more of the DBA Contract Parties have been unable to locate all such laborers or mechanics and the Borrower will, and will cause each applicable DBA Contract Party to, continue to diligently undertake good faith and substantial efforts to locate such laborers and mechanics and to retroactively adjust their wages and pay the applicable adjustment. Section 6.25 ERISA. (a) The Borrower, the Direct Parent and each of their ERISA Affiliates have operated the Employee Benefit Plans in compliance with their terms and with all applicable provisions and requirements of the Code, ERISA and all other Applicable Law and have performed all their respective obligations under such plan, except, with respect to each of the foregoing clauses of this Section 6.25 as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) Each Employee Benefit Plan that is intended to be a qualified plan under Section 401(a) of the Code has been determined by the IRS to be so qualified or is in the process of being submitted to the IRS for approval or will be so submitted during the applicable remedial amendment period, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of an Employee Benefit Plan with no determination, nothing has occurred that would materially adversely affect such qualification). (c) There exists no Unfunded Pension Liabilities with respect to Employee Benefit Plans in the aggregate, taking into account only Employee Benefit Plans with positive Unfunded Pension Liabilities. (d) There are no Actions pending against or threatened involving an Employee Benefit Plan (other than routine claims for benefits) or the Borrower, the Direct Parent or any ERISA Affiliate, which would reasonably be expected to be asserted successfully against any Employee Benefit Plan and, if so asserted successfully, would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. (e) No ERISA Event has occurred or is reasonably expected to occur. (f) Except to the extent required under Section 4980B of the Code or comparable state law, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Borrower, the Direct Parent or any ERISA Affiliate. (g) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder (or the exercise by the Guarantor of its rights under this Agreement) will not involve any non-exempt transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which taxes could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. (h) (i) The assets of the Borrower and the Direct Parent do not and will not constitute (A) “plan assets” within the meaning of Section 3(42) of ERISA and DOL Regulations set forth in 29

43 Project Swift – Loan Guarantee Agreement C.F.R. 2510.3-101, or (B) the assets of any governmental, church, non-U.S. or other plan (“Similar Law Plan”), and (ii) transactions by or with the Borrower or the Direct Parent are not and will not be subject to state statutes applicable to the Borrower or the Direct Parent regulating investments of fiduciaries with respect to any Similar Law Plan. (i) Neither the Borrower, the Direct Parent nor any ERISA Affiliate has ceased operations at a facility so as to become subject to the provisions of Section 4068(a) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Employee Benefit Plan subject to Section 4064(a) of ERISA to which it made contributions. (j) Neither the Borrower, the Direct Parent nor any ERISA Affiliate has incurred or reasonably expects to incur any liability to PBGC save for any liability for premiums due in the ordinary course or other liability which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 6.26 Sanctions and Anti-Money Laundering Laws. (a) None of (i) the Borrower, the Direct Parent or any of their Affiliates is, nor (ii) any other Major Project Participant is or is Controlled by, a Prohibited Person, and the Borrower, the Direct Parent and their respective directors, officers, employees and agents, are, and for the last five years have been, in compliance with all Sanctions. (b) Neither the Borrower, the Direct Parent nor any of their respective members, directors, officers, employees or agents is a Prohibited Person. (c) None of the Collateral is owned, traded or used, directly, or indirectly, by a Prohibited Person or is located or organized in a Prohibited Jurisdiction. (d) Each of the Borrower, the Direct Parent and their respective directors, officers, employees and agents are, and for the last five years have been, in compliance with all applicable Anti-Money Laundering Laws. (e) There are no Actions pending or threatened (in writing), against or affecting the Borrower, the Direct Parent or their directors, officers, or employees regarding any actual or alleged non-compliance with any Sanctions or Anti-Money Laundering Laws. (f) The Borrower and the Direct Parent have each implemented, maintained, and at all times complied with policies and procedures reasonably designed to ensure compliance with all applicable International Compliance Directives and Anti-Money Laundering Laws. Section 6.27 Cargo Preference Act. The Borrower Entities (a) either (i) are in compliance with the Cargo Preference Act of 1954, as amended, and all related implementing regulations with respect to the Project (the “CPA Requirements”), or (ii) have entered into the CPA Compliance Agreement and are in compliance with such agreement and (b) have not received from MARAD a notification to the effect that any Borrower Entity has failed to comply with the CPA Requirements or the CPA Compliance Agreement, which has not been withdrawn. From and after the date that is 24 months after the First Advance Date, the Borrower has received a notification of compliance with the CPA Requirements from MARAD. Section 6.28 Lobbying Restriction. The Borrower and the Direct Parent are each in compliance with all requirements of 31 U.S.C. § 1352, as amended, including the requirement that no proceeds of the Advances be expended by the Borrower, the Direct Parent or any of its Affiliates to pay any Person for influencing or attempting to influence an officer or employee of any federal agency, a

44 Project Swift – Loan Guarantee Agreement member of the U.S. Congress, an officer or employee of the U.S. Congress, or an employee of a member of Congress in connection with the making of the Guaranteed Loan or any other action described in 31 U.S.C. § 1352(a)(2). Section 6.29 No Federal Debt Delinquency. The Borrower does not have: (a) any judgment Lien against any of its Property for a debt owed to the United States or any other creditor, or (b) any Indebtedness (other than a debt under the Code) owed to the United States or any Governmental Authority thereof that is in delinquent status, as the term “delinquent status” is defined in 31 C.F.R. 285.13(d), including any Tax liabilities (other than those Tax liabilities contested in accordance with the Permitted Contest Conditions), except to the extent such delinquency has been resolved with the appropriate Governmental Authority in accordance with Applicable Law. Section 6.30 No Tax-Exempt Indebtedness. The Guaranteed Loan does not finance, either directly or indirectly, tax-exempt debt obligations, consistent with the requirements of Section 149(b) of the Code. Section 6.31 Federal Funding. No application has been delivered by the Borrower to, and no application is pending review or approval by, any Governmental Authority for allocation of Federal Funding to the Project. Section 6.32 Use of Proceeds. The Borrower and the Sponsor have used the proceeds of each Advance in accordance with Section 2.04(d) (Disbursement of Proceeds) and the other terms and conditions of all applicable Financing Documents. Section 6.33 No Immunity. Neither the Borrower nor any of its respective assets is entitled to immunity in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Transaction Document. Section 6.34 No Fraudulent Intent. Neither the execution and delivery of this Agreement or any of the other Transaction Documents nor the performance of any actions required hereunder or thereunder is being undertaken by the Borrower with or as a result of any actual intent by the Borrower to hinder, delay or defraud any entity to which the Borrower is now or will hereafter become indebted. Section 6.35 Disclosure. (a) The statements and information contained in the Financing Documents, taken together with all documents, reports or other written information pertaining to the Project that have been furnished by or on behalf of the Borrower or any other Borrower Entity to the Guarantor or any DOE Consultant from time to time, were, at the time made or provided, (other than information relating to the general condition of the industry or the economy that is identified as having been obtained from third parties or created with information from third parties), are, when taken as a whole, true and correct in all material respects and do not, when taken as a whole, contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading at the time they were made; provided, that, with respect to any pro forma or projected information, each Borrower Entity represents only that such information (A) was prepared in good faith based upon assumptions believed to be reasonable at the time, it being understood that such projections are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected results set forth therein by a material amount, and (B) is consistent with the provisions of the Project Documents in all material respects.

45 Project Swift – Loan Guarantee Agreement (b) There is no fact of which any Borrower Entity has Knowledge that has not been disclosed to the Guarantor in writing that could reasonably be expected to be material to the Guarantor’s decision to enter into this Agreement or the transactions contemplated hereby or authorize any Advance or that could otherwise be reasonably expected to have a Material Adverse Effect. (c) The Borrower Entities have no Knowledge of documents or agreements that have not been furnished or disclosed to the Guarantor in writing that are material in the context of the Transaction Documents, that have the effect of varying any of the Major Project Documents or Financing Documents or that otherwise could reasonably be expected to materially and adversely alter or affect the Project. Section 6.36 Insurance. To the extent required to be in effect in accordance with Section 7.03 (Insurance) on or prior to the date on which this representation is made, all Required Insurance to be obtained and maintained pursuant to this Section 6.36 (Insurance) is in full force and effect in accordance with such terms. Section 6.37 Information Technology; Cyber Security. (a) The information technology (including data communications systems, equipment, automated systems, software applications, technology and devices) owned or controlled by, or used in the business of, the Borrower (“IT Systems”) operates and performs in all material respects as necessary: (i) for the ownership, operation or maintenance of the Project; and (ii) to exercise the Borrower’s rights and perform its obligations under the Major Project Documents, as applicable at the relevant time. The IT Systems (i) are free from any material software defect; (ii) have been maintained in all material respects in accordance with the Borrower’s and Sponsor’s internal standards as well as any applicable warranties or other user instructions from suppliers; and (iii) do not contain any “time bombs,” “Trojan horses,” “back doors,” “trap doors,” worms, viruses, spyware, keylogger software, or other vulnerability, faults or malicious code or damaging devices designed or reasonably expected to adversely impact the functionality of or permit unauthorized access or to disable or otherwise harm any IT Systems. (b) The Borrower has implemented and maintains, and has caused each other Borrower Entity to implement and maintain, in connection with the Project, a commercially reasonable enterprise-wide privacy and information security program with plans, policies and procedures for privacy, physical and cyber security, data storage, malware protection, server patch, intrusion detection, system redundancy, disaster avoidance and recovery, business continuity and incident response (including reasonable and appropriate administrative, technical and physical safeguards) designed to protect the confidentiality, integrity and availability of: (i) Sensitive Information, including from any unauthorized, accidental, or unlawful access, acquisition, use, control, disclosure, transmission, storage, retention, processing, loss, destruction, or modification; (ii) each IT System, including from any unauthorized or unlawful access, acquisition, use, control, disruption, destruction, or modification; and (iii) the integrity and availability of the Sensitive Information and IT Systems. (c) None of the Borrower Entities has, nor any Borrower Entity has received notice from any vendor (including any service provider or contractor) that maintains or otherwise processes Sensitive Information on behalf of any Borrower Entity that such vendor has, suffered any data breaches or other incidents that have resulted in (i) any unauthorized access to, or acquisition, use, disclosure, processing, destruction, corruption, lack of availability or modification of, any Sensitive Information or (ii) any unauthorized access to or acquisition, use, corruption, control or disruption of any of the IT Systems owned or controlled by the Borrower or any of its Affiliates. (d) Each Borrower Entity is in material compliance with (i) all applicable Data Protection Laws, (ii) their respective contractual non-disclosure obligations related to the use and disclosure of Sensitive Information, and (iii) their respective published privacy notices and policies. The

46 Project Swift – Loan Guarantee Agreement consummation of the transactions contemplated by this Agreement or any other Transaction Document will not result in any violation of any data privacy or cybersecurity laws. (e) In the past five years, except as set forth on Schedule 6.37(e) (Information Technology; Cyber Security): (i) none of the Borrower Entities has received any third party claims, in writing, related to, any loss, theft, unauthorized access to, or unauthorized acquisition, modification, disclosure, retention, processing, corruption, destruction, or other misuse of any information subject to Data Protection Laws (including any ransomware incident); (ii) none of the Borrower Entities has received any written notice of any claims, investigations (including investigations by any Governmental Authority), inquiries or alleged violations relating to any information that is subject to Data Protection Laws and created, received, maintained or transmitted by the Borrower Entities or the Controlled Affiliates; and (iii) none of the Borrower Entities have notified in writing, or been required by Applicable Law, regulation, or contract to notify in writing, any person or entity of any personal data or information security-related incident. (f) Each Borrower Entity and its Affiliates have conducted commercially reasonable privacy and security audits and penetration tests at reasonable intervals on all IT Systems that maintain, store, or process Sensitive Information. Except as being addressed in the Cyber-Security Plan, each Borrower Entity and its Affiliates have addressed all material privacy or data security issues identified as “critical,” “high risk,” or similar level of risk rating that are raised in any such audits or penetration tests (including any third-party audits of the IT Systems). (g) Notwithstanding anything in the definition of “Affiliates”, [*****] and its Affiliates (other than the Ultimate Parent and its Subsidiaries) shall be deemed not to be Affiliates of the Borrower solely for this Section 6.37. Section 6.38 Certain Events. (a) No Default, Event of Default, Force Majeure Event or Threshold Event of Loss has occurred and is continuing or is reasonably expected to occur. (b) No material breach that has had or could reasonably be expected to result in a Material Adverse Effect or event of default (or the equivalent term) has occurred and is continuing under any Major Project Document, and no breach or default has occurred and is continuing under any other Project Document that has had or could reasonably be expected to result in a Material Adverse Effect (with respect to any such breach or default of a counterparty thereunder, to the Borrower’s Knowledge). Section 6.39 No Material Adverse Effect. No event (including any legal, arbitral or other dispute review proceeding or any change in law) has occurred and is continuing that has had or could reasonably be expected to have or result in a Material Adverse Effect. Section 6.40 Program Requirements. Each Borrower Entity is in compliance with and has conducted and is conducting its business in compliance with the Program Requirements. Section 6.41 No Determination of Compliance with Tax Law. (a) The Borrower acknowledges and agrees that the Guarantor’s execution and delivery of this Agreement, including but not limited to the determination by the Guarantor as to whether Project Costs are Eligible Project Costs, does not constitute a determination regarding, and is unrelated to whether any Borrower Entity or the Project has complied or will comply with Federal tax law. The Borrower agrees that it will not use the Guarantor’s execution and delivery of this Agreement, or documents generated by the Guarantor during its consideration of the loan application, to demonstrate or

47 Project Swift – Loan Guarantee Agreement prove it complied with the requirements to claim a tax credit or other amount under the Code in an administrative or judicial proceeding. (b) The Borrower hereby acknowledges and agrees that none of (i) the Guarantor’s execution and delivery of this Agreement, delivery of the Secretary’s Instruments or approval of FFB Advance Requests pursuant to this Agreement, (ii) FFB’s purchase of the Note or making of any Advance thereunder, and (iii) any determination by the Guarantor as to whether Project Costs are Eligible Project Costs shall prejudice or otherwise have any binding effect with regard to any determination by the Internal Revenue Service, the U.S. Department of Treasury or any court of law as to the tax basis of the Project or any part thereof under the Code. Section 6.42 Classification for Tax Purposes. The Borrower is treated as a disregarded entity for U.S. federal, state and local income tax purposes. ARTICLE VII AFFIRMATIVE COVENANTS The Borrower hereby agrees that, until the Release Date it shall, and shall cause each Borrower Entity (as applicable) to, comply with each of the following covenants: Section 7.01 Maintenance of Existence; Property; Etc. (a) The Borrower shall preserve and maintain (i) its legal existence and (ii) all of its licenses, rights, privileges and franchise materials that are necessary for or material to the conduct of its business and the Project. (b) The Borrower shall keep (or cause to be kept) all its property and equipment in good working order and condition and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof to the extent necessary to ensure that its business can be conducted in accordance with Prudent Industry Practice and the Project Plans and in compliance with its Organizational Documents and all Major Project Documents between the Borrower and any of its Affiliates, and in all material respects with all Applicable Laws, Required Approvals, and all provisions of all other Major Project Documents to which it is a party or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder. (c) Except as otherwise permitted hereunder or under the Security Documents, the Borrower shall preserve and maintain good and marketable title to or valid leasehold, easement and/or other interests in or other rights to all of its property, including the Collateral, and such rights to use each Project Site as are necessary to operate and maintain the Project in accordance with the requirements of the Transaction Documents and shall, at its own expense, take all actions to ensure that it has sufficient title and rights to each Project Site as are necessary for the operation and maintenance of the Project as contemplated by the Transaction Documents and consistent with the Project Plans. (d) From and after April 12, 2025, with respect to each Charging Stall owned by the Borrower, starting on the earlier of the date that is (i) thirteen months following the Effective Date and (ii) the first date on which maintenance is performed on any Charger that is part of such Charging Stall, the Borrower shall cause such Charging Stall to be conspicuously labeled, at all times, with the legend required pursuant to paragraph (g) of Schedule 1.02 (Qualifying Criteria Terms). Section 7.02 Intellectual Property. (a) Maintenance of Project IP. The Borrower shall at all times: (i) acquire and maintain ownership of all required Project IP; or (ii) obtain and maintain its licenses, sub-licenses or

48 Project Swift – Loan Guarantee Agreement rights to use or otherwise Practice, commercialize and exploit all Intellectual Property owned by any other Person necessary to exercise its rights and perform its obligations under the Major Project Documents, as applicable at the relevant time. (b) Protection of Project IP. The Borrower shall take all commercially reasonable steps to: (i) protect, enforce, preserve and maintain its rights, title or interests in and to the Project IP, including maintaining and pursuing any application, registration or issuance for Project IP owned by the Borrower, which the Borrower, in its reasonable business judgment, believes should be maintained and pursued; (ii) protect the secrecy and confidentiality of all the Borrower’s Trade Secrets included in the Project IP, or with respect to which the Borrower has any confidentiality obligation; and (iii) comply in all material respects with the terms and conditions of the Project IP Agreements. If (A) any Project IP owned by the Borrower or licensed under any Project IP Agreement to the Borrower becomes, as applicable, (I) abandoned, lapsed, dedicated to the public or placed in the public domain, (II) invalid or unenforceable, or (III) subject to any adverse action or proceeding before any intellectual property office or registrar; and (B) the foregoing, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, then, promptly after the Borrower obtains Knowledge thereof, the Borrower shall notify the Guarantor thereof in accordance with Section 8.03 (Notices). (c) Continued Security Interest in Project IP. The Borrower shall promptly upon the reasonable request of the Guarantor, execute (or procure the execution of) and deliver to the Guarantor any document and take all actions necessary to acknowledge, confirm, register, record or perfect the Guarantor’s security interest in any part of the Project IP (including the filing of the IP Security Agreement with the United States Patent and Trademark Office, the United States Copyright Office, or the corresponding entities in any applicable jurisdiction, solely with respect to any Project IP owned by the Borrower), whether such interest is now owned or hereafter acquired (whether by application, registration, purchase or otherwise). (d) Protection Against Infringement. In the event that the Borrower has Knowledge of any breach or violation of any of the terms or conditions of any Project IP Agreement or that any material Project IP owned by or licensed to the Borrower is infringed, misappropriated or otherwise violated by any Person, the Borrower shall (a) take actions or inactions that are, in the Borrower’s reasonable judgment, appropriate under the circumstances (taking into account Applicable Law with respect to such infringement, misappropriation or other violation), and protect its rights in such Project IP, and (b) after the Borrower obtains Knowledge of such infringement, misappropriation or other violation, notify the Guarantor in accordance with Section 8.03 (Notices). (e) Notice of Borrower’s Alleged Infringement. In the event that the Borrower has Knowledge of any Action alleging that the Borrower, its business, or the development, design, engineering, procurement, construction, starting up, commissioning, ownership, operation, use or maintenance of the Project, is infringing, misappropriating or otherwise violating any Intellectual Property of any Person, the Borrower shall (i) take such actions that are, in the Borrower’s reasonable business judgment, appropriate under the circumstances to avoid or avert a Material Adverse Effect; and (ii) after the Borrower obtains Knowledge thereof, report such notice or communication relating thereto to the Guarantor in accordance with Section 8.03 (Notices). (f) [Reserved].

49 Project Swift – Loan Guarantee Agreement (g) Source Code Escrow. With respect to any and all Project Source Code, the Borrower shall, and shall cause each applicable Borrower Entity and any of its Affiliates to, at the Borrower’s cost and expense: (i) no later than [*****] after the Effective Date and, thereafter, upon execution of any Project IP Agreement containing Source Code, enter into a Source Code escrow agreement for the benefit of the Secured Parties with the Collateral Agent and the Guarantor containing: (A) terms and conditions (including release conditions, such conditions to include an unwillingness or inability to support or maintain the Software) that are usual and customary for Source Code escrow arrangements satisfactory to the Guarantor; and (B) the grant to the Secured Parties by any Borrower Entity or the third party that licenses Source Code to the Borrower, as applicable (effective as of the Effective Date, or if acquired later, upon such acquisition date, but enforceable following the occurrence of any release condition specified in the Source Code escrow agreement), of an irrevocable, non-terminable, perpetual, non-exclusive, transferable, sublicensable, fully paid-up and royalty-free right and license to use or otherwise Practice, compile and execute and all Source Code and other materials placed into escrow pursuant to clause (ii) below, solely for purposes of operating and maintaining the Project, as applicable; and (ii) promptly deposit in escrow (A) a complete, reproducible copy of all Project Source Code that is relevant to operating and maintaining the Project, as applicable, and (B) all revisions, modifications and enhancements to such Project Source Code (including updates, upgrades and corrections thereto, and derivative works thereof) as such revisions, modifications or enhancements are used in or otherwise made available to the Project, in each case, together with all such documentation or materials as are reasonably required to exercise the rights granted in clause (B) above and evidence that all related costs and expenses shall be borne by any Borrower Entity. (h) Project IP Agreement Terms. The Borrower shall ensure that each license agreement that constitutes a Project IP Agreement (except for licensed Project IP for which the Guarantor has agreed otherwise) grants to the Borrower an irrevocable, non-terminable, perpetual, non-exclusive, transferable, sublicensable, fully paid-up, royalty-free right and license or sublicense, as applicable, to use or otherwise Practice, commercialize and exploit Project IP. Section 7.03 Insurance. (a) The Borrower shall obtain, maintain and comply with (or cause to be obtained, maintained and complied with) the Required Insurance at all times and in all respects, and shall keep its present and future properties insured as required by, and in accordance with the requirements of Schedule 7.03 (Insurance). (b) The Borrower shall pursue all commercially reasonable contractual remedies available to it directly or through its contractors or subcontractors or landlords to cause other Persons required to provide insurance, including any Major Project Participant, to obtain and maintain such insurance and as otherwise required in the respective Major Project Documents. Section 7.04 Event of Loss. (a) If any Event of Loss shall occur with respect to the Project or any part thereof, the Borrower shall promptly deliver notice thereof to the Guarantor and:

50 Project Swift – Loan Guarantee Agreement (i) diligently pursue all of its rights to compensation against all relevant insurers, reinsurers and Governmental Authorities, as applicable, in respect of such event; (ii) compromise or settle any claim with respect to any Event of Loss involving an amount in excess of [*****] (such Event of Loss, a “Threshold Event of Loss”) per claim only upon prior written consent of the Guarantor; and (iii) pay or apply the Net Amount of all Loss Proceeds received by the Borrower with respect to such event in accordance with this Section 7.04 including, to the extent required in this Section 7.04, for prepayments in accordance with Section 3.05(c)(iv) (Mandatory Prepayments). (b) Upon the occurrence of any Event of Loss, Loss Proceeds shall be promptly deposited into, or credited to the Loss Proceeds Account. Each Borrower Entity shall, in advance, direct the relevant insurers, reinsurers and Governmental Authorities, as applicable, to pay Loss Proceeds directly to the Collateral Agent as loss payee for deposit to the Loss Proceeds Account (and subject to the use of such proceeds by the Borrower in accordance with this Section 7.04). If Loss Proceeds are paid to any Borrower Entity, such Loss Proceeds shall be received in trust, for the benefit of the Collateral Agent, shall be segregated from other funds of the Borrower, and shall be forthwith paid over to the Collateral Agent in the same form as received (with any necessary endorsement) for deposit to the Loss Proceeds Account. (c) Upon the occurrence of any Event of Loss, the Borrower shall promptly repair or remediate such loss and cause the Net Amount of all Loss Proceeds associated with the loss to be applied to the payment of the costs of repair or restoration of the portion of the Project lost or damaged if and to the extent required in paragraphs (d), (e) or (f), as applicable of this Section 7.04 or, with prior written consent of the Guarantor, reimburse the Borrower or Sponsor, as applicable, for any cost of repair or restoration paid using Equity Contributions made prior to the receipt of such Loss Proceeds; provided that in each case, the Guarantor shall have: (i) received from the Borrower a summary of the relevant Event of Loss, the basis for the Borrower’s decision to repair or remediate and a remediation plan; and (ii) approved such remediation plan. (d) With respect to the Net Amount of any Loss Proceeds not from a Threshold Event of Loss, the Borrower shall apply such amounts within [*****] following the receipt thereof toward the repair or replacement of the affected assets except to the extent that the failure to use all or a portion of such proceeds toward repair or replacement would not reasonably be expected to: (i) reduce the annualized service capacity of the Project; (ii) reduce net revenues from the usage of the Project by consumers; or (iii) to increase the operation or maintenance expenses with respect to the Project, such amounts may be transferred to the Revenue Account on the next Payment Date for application in accordance with the Accounts Agreement, and the Guarantor has received evidence, in form and substance satisfactory to it, of the foregoing. (e) With respect to the Net Amount of any Loss Proceeds from a Threshold Event of Loss, the Borrower shall undertake the relevant repairs and restoration, and apply the Net Amounts from Loss Proceeds Account (or, with the prior written consent of the Guarantor, reimburse the Borrower or the Sponsor, as applicable, for any cost of restoration prior to the receipt of such Loss Proceeds paid using Equity Contributions) to pay the costs of the relevant repairs and restoration if, and only if, the Guarantor determines, after consultation with the Independent Engineer, that: (i) the repair or replacement of the relevant portion of the Project is technically and economically feasible; and

51 Project Swift – Loan Guarantee Agreement (ii) each Borrower Entity is in compliance with such other conditions and requirements as the Guarantor shall consider appropriate in the circumstances. (f) In respect of any Event of Loss that: (i) is not a Threshold Event of Loss but exceeds a value of [*****]; or (ii) is a Threshold Event of Loss for which the Guarantor has consented to the repair and restoration in accordance with clause (e) above, the Borrower shall, on [*****] until such restoration and repair has been completed and the contractors performing such restoration or repair work have been paid in full, deliver to the Collateral Agent and the Guarantor the following: (i) a detailed summary of the work performed in connection with any such restoration or repair during the preceding month and the itemized expenses that are then due and payable, together with copies of all invoices, conditional (upon payment only) lien waivers from the contractors performing such restoration or repair work and other information and documents reasonably requested by the Guarantor with respect to such restoration or repair work; and (ii) proposed Funds Withdrawal/Transfer Certificate directing the Collateral Agent to cause the Depositary Bank to disburse to the contractors performing such restoration or repair work amounts constituting Loss Proceeds on deposit in the Loss Proceeds Account in the respective amounts then due and payable to such contractors. (g) Upon the completion of any such restoration and repair work (as validated in writing by the Independent Engineer), or if restoration and repair work is not undertaken pursuant to this Section 7.04, and to the extent that the Borrower has not delivered a Prepayment Election Notice in accordance with Section 3.05(c) (Mandatory Prepayments), the Guarantor shall be entitled to instruct the Collateral Agent to cause the Depositary Bank to apply any remaining amounts constituting Loss Proceeds on deposit in the Loss Proceeds Account to the prepayment of the Advances on the [*****] following receipt of such instructions, in accordance with Section 3.05(c) (Mandatory Prepayments). Section 7.05 Creation and Perfection of Security Interests. (a) The Borrower shall execute and deliver, from time to time, as reasonably requested by the Guarantor or the Collateral Agent at the Borrower’s expense, such other documents as shall be necessary or advisable or that the Guarantor and the Collateral Agent may reasonably request in connection with the rights and remedies of the Guarantor and the Collateral Agent granted or provided for by the Financing Documents and to consummate the transactions contemplated therein. (b) The Borrower shall, at its own expense, take all actions that (x) have been or shall be requested by the Guarantor or the Collateral Agent or (y) the Borrower knows are necessary or advisable to establish, maintain in full force and effect at all times (including, as applicable, the required priority thereof), protect, preserve and, if applicable, perfect and continue the perfection of the First Priority (subject to Permitted Liens) Liens and security interest of the Secured Parties created by the Security Documents in all Collateral and shall furnish timely notice of the necessity of any such action, together with such instruments, in execution form, and such other information and documents (including filings, recordings or registrations required to be filed in respect of any Security Document or assignment thereto, in each case, in form and substance satisfactory to the Guarantor and the Collateral Agent, and paying all fees, Taxes and Periodic Expenses in connection therewith) as may be required or reasonably requested to enable any appropriate Secured Party to effect any such action. Without limiting the generality of the foregoing, the Borrower shall at its own expense, (i) execute or cause to be executed and shall file or cause to be filed or register or cause to be registered, such financing statements, continuation statements, fixture filings and mortgages or deeds of trust in all places necessary or advisable (in the reasonable opinion of counsel for the Guarantor or the Collateral Agent) to establish, maintain and, if applicable, perfect such Liens and security interests and in all other places that the Guarantor or the Collateral Agent shall reasonably request, (ii) create security arrangements, including, if applicable, the

52 Project Swift – Loan Guarantee Agreement establishment of a pledge or the perfection of any Lien or, as applicable, the enforceability of a Lien as against the Borrower and any subsequent lienor (including a judgment lienor), holder of a charge, or transferee for or not for value, in bulk, by operation of law, or otherwise, in each case granted, with respect to future assets in accordance with the requirements of all Applicable Laws, or the law of any other applicable jurisdiction, as applicable, (iii) discharge all other Liens (other than Permitted Liens) or other claims adversely affecting the rights of the Secured Parties in the Collateral and protect and enforce the Borrower Entities’ rights and title, and the rights and title of the Secured Parties, to the security created by the Security Documents and (iv) deliver or publish all notices to third parties that may be required to establish or maintain the validity, priority and, if applicable, perfection of any Lien and security interest created pursuant to the Security Documents; provided, that the Borrower shall not be required to obtain, file or register or cause to be registered (A) any mortgage, deed of trust or similar instrument, on behalf of itself or Guarantor, in respect of any unrecorded Site Lease or (B) a UCC financing statement or fixture filing statement in any jurisdiction other than in respect of any recorded Site Lease. In furtherance of the foregoing, the Borrower hereby authorizes (without obligation) each of the Guarantor and the Collateral Agent to file or cause to be filed or register or cause to be registered any such financing statements, grants of security interest, continuation statements, fixture filings, mortgages or deeds of trust and other Liens on its behalf and Borrower’s cost and expense. Furthermore, the Borrower Entities shall cause to be delivered to the Guarantor such opinions of counsel and other related documents as may be reasonably requested by the Guarantor or the Collateral Agent to assure compliance with this Section 7.05(b). (c) If the Borrower shall at any time acquire any interest in property not covered by the Security Documents or enter into any Project Documents after the Effective Date, the Borrower shall promptly satisfy the following requirements and take any other actions as requested by the Guarantor or the Collateral Agent (collectively, the “Additional Collateral Requirements”): (i) as applicable: (A) in the case of Major Project Documents, execute, deliver and record a supplement to the Security Documents or a new Security Document, as applicable, in each case satisfactory in form and substance to the Guarantor, (B) in the case of Real Property subject to a recorded lease that constitutes a Major Project Site, cause to be delivered to the Guarantor an ALTA Mortgage Loan Policy or modification endorsement to any existing ALTA Mortgage Loan Policy insuring the Secured Parties’ secured interest in such Real Property, an ALTA Survey, such opinions of counsel and other documents as may be reasonably requested by the Guarantor or the Collateral Agent, in each case, in form and substance satisfactory to the Guarantor, (C) in the case of Major Project Documents, use commercially reasonable efforts to enter into a Direct Agreement with the Collateral Agent and the applicable Major Project Participant, in form and substance satisfactory to the Guarantor and the Collateral Agent and (D) in the case of each other Project Document, use commercially reasonable efforts to obtain the consent of all the applicable Persons to the assignment of or creation of a security interest on the applicable Borrower’s rights and obligations pursuant to the Financing Documents or the exercise of remedies (including foreclosure) thereunder; and (ii) ensure that such security interest shall be valid, effective and perfected. Section 7.06 Taxes, Duties, Expenses and Liabilities. (a) The Borrower shall pay or cause to be paid on or before the date payment is due: (i) all Taxes (including stamp taxes), Secured Party Expenses, or other fees payable on or in connection with the execution, issue, delivery, registration, or notarization, or for the legality, validity, or enforceability, of the Transaction Documents (other than those Taxes that it is contesting in accordance with the Permitted Contest Conditions and Taxes imposed with respect to an assignment by FFB); provided that the Borrower shall promptly pay or cause to be paid any valid, final judgment rendered upon the conclusion of any relevant Action enforcing any Tax and cause it to be satisfied of record; and (ii) all claims, levies or liabilities (including claims for labor, services, materials and supplies) for sums that have become due and payable and that have or, if unpaid, could reasonably be expected to become a Lien (other than a Permitted Lien) upon the property of the Borrower (or any part thereof) (other than

53 Project Swift – Loan Guarantee Agreement those claims, levies or liabilities that are being contested in accordance with Permitted Contest Conditions). (b) The Borrower shall file all tax returns required by Applicable Laws to be filed by it and shall pay or cause to be paid on or before the date payment is due (i) all income Taxes required to be paid by it; and (ii) all other material Taxes and assessments required to be paid by it (other than those Taxes that it contests in accordance with the Permitted Contest Conditions). (c) The Borrower shall duly and punctually pay and discharge its obligations in respect of any Permitted Indebtedness as and when due, subject to the terms and conditions of this Agreement and the other Financing Documents. Section 7.07 Performance of Obligations. (a) The Borrower shall (x) perform and observe all of its covenants and obligations contained in any Financing Document, Major Project Document or, in all material respects, Required Approval, (y) take all reasonable and necessary action to prevent the termination, suspension or cancellation of any Financing Document, Major Project Document (other than the termination, suspension or cancellation of a Site Lease in the Ordinary Course of Business subject to [*****] or Required Approval (except for (i) the expiration of any Financing Document, Major Project Document or Required Approval in accordance with its terms and not as a result of a breach or default thereunder by the Borrower or the failure to exercise any option to renew or extend such document or approval, and (ii) the termination or cancellation of a Major Project Document that the Borrower replaces as permitted herein), and (z) enforce against the relevant Major Project Participant in accordance with its terms each material covenant or obligation under each Major Project Document to which such Major Project Participant is a party and use commercially reasonable efforts to pursue all of its rights and remedies thereunder. With respect to Project Documents that are not Major Project Documents, the Borrower shall do all such things except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. (b) The Borrower shall diligently pursue all contractual remedies available to it to cause each a party (other than the Borrower) to a Project Document and [*****] for the Borrower or a Major Project Participant to (x) comply with all Applicable Laws that are applicable to the activities that such Person carries out under the Project Documents to which it is a party, and (y) procure, maintain and comply in all material respects with all Required Approvals that are required for such Person to perform its obligations under the Project Documents to which it is a party. Section 7.08 Use of Proceeds. The Borrower shall use the proceeds of each Advance in accordance with Section 2.04(d) (Disbursement of Proceeds) and the other terms and conditions of the Financing Documents and not in contravention of any Applicable Law, Transaction Document or Governmental Approval. Neither the Guarantor nor FFB shall have any responsibility as to the use of any proceeds of any Advance. Section 7.09 Books, Records and Inspections. (a) The Borrower shall: (i) keep proper records and books of account in which full, true and correct entries in accordance with the GAAP and all Applicable Laws are made in respect of all dealing and transactions relating to the business and activities of the Borrower;

54 Project Swift – Loan Guarantee Agreement (ii) maintain adequate internal controls, reporting systems, IT Systems and cost control systems that are designed to ensure that the Borrower satisfies its obligations under the Financing Documents and: (A) for overseeing the financial operations of the Borrower, including its cash management, accounting and financial reporting; (B) for overseeing the Borrower’s relationship with the Guarantor and the Independent Auditor; (C) for promptly identifying any Cost Overruns; (D) for maintaining such records as are necessary to facilitate an effective and accurate audit and performance evaluation of the Project as required by the Program Requirements; and (E) for compliance with securities, corporate and other Applicable Law regarding adoption of a code of ethics and auditor independence. (iii) directly or through services provided under the Intercompany Contracts, record, store, maintain and operate its books, records in accordance with the terms hereof and, if in a cloud-based system, using a secure and reliable cloud-based system, so long as such cloud-based system is maintained in a manner that reasonably ensures the integrity, confidentiality, and security of such books and records; and (iv) cooperate with the Guarantor, using commercially reasonable efforts, to obtain agreements with the operator of such cloud-based system, or set up other reasonable arrangements, to allow the Guarantor to access the records of the Borrower or related to the Project, in connection with the exercise of the Guarantor’s rights and remedies under the Financing Documents or as required by Applicable Law, including without requiring any action by the Borrower or any of its Affiliates, and in a manner that such access cannot be revoked without the Guarantor’s consent; it being understood that refusal or inability by the operator of such cloud-based system to enter into such agreements or to cooperate to set up such other arrangements shall not constitute a breach by the Borrower of its obligations under this paragraph. (b) The Borrower shall: (i) consult and cooperate with the Secured Parties and the DOE Consultants regarding the Project upon the Guarantor’s request; (ii) permit officers and designated representatives of the Secured Parties and any agent of any of the foregoing to visit and inspect the Project and any other facilities and properties of the Borrower, and unless a Default or Event of Default has occurred and is continuing, during normal business hours, upon reasonable advance notice, in all cases subject to Borrower’s reasonable procedures applicable to visitors generally; (iii) provide to officers and designated representatives of the Secured Parties, any agent of any of the foregoing, the Comptroller General and the DOE Consultants (A) access to any pertinent books, documents, papers and records of the Borrower for the purpose of audit, examination, inspection and monitoring upon reasonable notice and at reasonable times during normal business hours, to examine and discuss the affairs, finances and accounts of the Borrower with the representatives of the Borrower, and (B) such access rights as required by the Program Requirements, including access to each Project Site and ancillary facilities (and allowing the officers and designated representatives of the

55 Project Swift – Loan Guarantee Agreement Secured Parties and the Comptroller General to discuss the Borrower’s affairs, finances and accounts with the Borrower’s officers) for the purpose of monitoring the performance of the Project; (iv) afford proper facilities for such inspections, and make copies (at the Borrower’s expense) of any records that are subject to such inspection; and (v) subject to the Borrower’s protection of confidential information and Trade Secrets described in Section 7.02(b) (Protection of Project IP), make available all information related to the Project, including all Patents, technology and proprietary rights owned or controlled by, or licensed to, the Borrower and utilized in the development, design, engineering, procurement, construction, starting-up, commissioning, operation or maintenance of the Project, as may be reasonably necessary in order to determine the technical progress, soundness of financial condition, management stability, compliance with Environmental Law, adequacy of health and safety conditions and all other matters with respect to the Project. (c) The Borrower shall: (i) authorize the Independent Auditor to communicate directly with the Guarantor, FFB and the Comptroller General at any time regarding the Borrower’s accounts and operations relating thereto; provided that at any time prior to a Default, a representative of the Borrower shall be provided reasonable opportunity to participate in such communication and shall be provided a copy of any formal written communications; and (ii) in the event that the Independent Auditor should cease to be the accountants of the Borrower for any reason, promptly, but in any event no later than [*****] after the occurrence thereof, notify the Guarantor of such change in the Independent Auditor and the reason therefor, and the Borrower shall appoint and maintain another firm of independent public accountants that satisfy the conditions set forth herein to qualify as the Independent Auditor. (d) The Borrower shall disclose in writing to the Independent Auditor and its audit committee and shall promptly, but in any event no later than [*****], provide copies thereof to the Guarantor of: (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal controls over financial reporting. (e) The Borrower shall retain all records relating to expenditures incurred with respect to the Project with respect to which Advances are made until the date that is [*****] after the Advance was made with respect to such expenditure. (f) The Borrower shall promptly provide copies to the Guarantor of any management letter or other material communication sent by the Independent Auditor (or any other accountants retained by the Borrower) to the Borrower in relation to the Borrower’s financial, accounting, management information or other systems, policies, management or accounts. Section 7.10 Compliance with Applicable Law. (a) The Borrower shall comply with, and conduct its business, operations, assets, equipment, property, leaseholds, and other facilities in compliance with, and ensure the Project is operated in compliance with (i) all Environmental Laws, Davis-Bacon Act Requirements, the USA

56 Project Swift – Loan Guarantee Agreement PATRIOT Act, lobbying requirements, the Cargo Preference Act of 1954, ERISA; Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws and, (ii) [*****], all other Applicable Laws and all state and local licensing requirements. (b) The Borrower shall procure all Required Approvals at or prior to such time as they are required or necessary and maintain such Required Approvals in all material respects. (c) The Borrower shall ensure that the Project is operated [*****]. Section 7.11 Compliance with Program Requirements. The Borrower shall comply with all Program Requirements in connection with the Project. Section 7.12 Accounts; Cash Deposits. The Borrower shall create and maintain, or cause to be created and maintained, in full force and effect each of the required accounts, including the Debt Service Reserve Account, and shall maintain all related reserve balances to the then-applicable Account Funding Requirement; provided that, without prejudice to the Borrower’s obligations to cause the transfer of funds to the Qualified Stall Asset Acquisition Account in accordance with the Accounts Agreement, the existence of an Account Shortfall in the Qualified Stall Asset Acquisition Account shall not constitute a breach of this Section 7.12. The Borrower shall instruct each Person remitting cash to or for the account of the Borrower to deposit such cash in accordance with the terms of the Accounts Agreement. The Borrower shall remit any amounts received by it or received by third parties on its behalf to the Collateral Agent for deposit in accordance with the terms of the Accounts Agreement. Section 7.13 Know Your Customer Information. (a) The Borrower shall provide the Guarantor any information reasonably requested by the Guarantor under or in connection with International Compliance Directives and Anti-Money Laundering Laws. (a) Promptly after any Borrower Entity has Knowledge or should have Knowledge that any Person or group of Persons has acquired or entered into a binding agreement to acquire a [*****] percent or larger, direct or indirect, Equity Interest in any Borrower Entity (other than (x) any Qualified Public Company Shareholder holding (and proposing to hold) only an indirect ownership interest in such Borrower Entity by its, direct or indirect, holding of Publicly Traded Securities of the Sponsor, (y) a Person holding (and proposing to hold) only a direct or indirect ownership interest in the Sponsor through a Qualified Investment Fund or (z) a Person who has acquired or proposes to acquire such indirect ownership of Equity Interest by acquisition, in bona fide secondary market transactions, of only a direct or indirect interest in Publicly Traded Securities of the Sponsor), but in any event within [*****] thereafter, the Borrower shall deliver to the Guarantor (i) a certification that (A) the Borrower has satisfactorily completed its review of such Person or group of Persons in accordance with the Borrower’s “know your customer”, anti-money laundering policies and other polices implemented in accordance with the Borrower’s KYC Implementation Plan and (B) based on such review, such Person, or each Person part of such group is not a Prohibited Person and (ii) if requested by the Guarantor, all documentation (including taxpayer identification documents) and other information in respect of each Person acquiring such direct or indirect Equity Interest as may be required by the Guarantor to enable it to be satisfied with the results of its “know your customer” and other requirements (including, inter alia, the Anti-Money Laundering Laws) with respect to such Person. Section 7.14 Davis-Bacon Act (a) The Borrower Entities shall comply (and shall ensure that each DBA Contract Party complies) with the Davis-Bacon Act Requirements. (b) The Borrower Entities shall maintain an Electronic Certified Payroll System accessible to the Guarantor and the Borrower shall systematically review the certified weekly payroll

57 Project Swift – Loan Guarantee Agreement records that the Borrower Entities maintain for their own laborers and mechanics and those that it receives for the laborers and mechanics of any Borrower Entity and DBA Contract Party. (c) The Borrower shall designate and identify to the Guarantor a point of contact who will be responsible for ensuring compliance with the Davis-Bacon Act Requirements. This Person will provide to the Guarantor any information reasonably requested in support of the Guarantor’s Davis-Bacon Act compliance monitoring efforts. The Borrower shall notify the Guarantor in writing regarding a change to this contact Person. (d) The Borrower shall promptly notify the Guarantor in writing when it receives any complaint related to non-compliance with the Davis-Bacon Act, or discovers in the course of its systematic review of the certified payroll records an incident that the Borrower reasonably believes to be a case of such non-compliance and which, in each case, the Borrower cannot resolve on its own, and shall forward to the Guarantor (i) the complaint or a written summary of the non-compliant incident; (ii) a summary of the Borrower’s investigation into such complaint or such incident; and (iii) the relevant certified payroll records. (e) Certified payroll records maintained by the Borrower Entities shall be preserved for [*****] after completion of work. The Borrower shall make such records available to the Guarantor and DOL when necessary, and upon request, for purposes of an investigation or audit of compliance with prevailing wage requirements. Certified payroll records maintained by the Borrower Entities shall be considered federal government records for the purposes of the Freedom of Information Act, 5 U.S.C. § 552. The Borrower Entities shall provide such records to the Guarantor within [*****]o f of receipt of any request for such records from the Guarantor. (f) The Borrower Entities shall use commercially reasonable efforts to cause each DBA Compliance Matter Contractor to cure each applicable DBA Compliance Matter. Such efforts may be suspended while a DBA Compliance Matter Contractor is, in good faith, appealing a DOL determination of non-compliance. (g) Within [*****] prior to the resolution of any DBA Compliance Matter that has been fully cured to the satisfaction of DOL or otherwise finally resolved favorably to the Borrower or DBA Contract Party, the Borrower shall either: (i) notify the Guarantor of the specific details of each DBA Compliance Matter that has not been so cured or finally resolved, and describe the commercially reasonable efforts that it and the applicable DBA Compliance Matter Contractor have taken to cause the DBA Compliance Matter Contractor to comply with the Davis-Bacon Act Requirements that are the subject of such dispute; or (ii) notify the Guarantor that the applicable DBA Compliance Matter Contractor has appealed, and is diligently prosecuting such appeal, in good faith DOL’s determination that the DBA Compliance Matter Contractor has failed to comply with the Davis-Bacon Act Requirements giving rise to such DBA Compliance Matter.

58 Project Swift – Loan Guarantee Agreement (h) The Borrower Entities shall (and shall ensure that each DBA Contract Party), upon request by the Guarantor or DOL, consult with the Guarantor and DOL with respect to the good faith and substantial efforts being pursued in connection with the representations set forth in Section 6.24(c)(ii) (Davis-Bacon Act). Section 7.15 Lobbying Restriction. The Borrower shall comply with all requirements of 31 U.S.C. § 1352, as amended, including the requirement that no proceeds of any Advance be expended by the Borrower or any of its Affiliates to pay any Person for influencing or attempting to influence an officer or employee of any federal agency, a member of the U.S. Congress, an officer or employee of the U.S. Congress, or an employee of a member of Congress in connection with the making of the Guaranteed Loan or any other action described in 31 U.S.C. § 1352(a)(2). Section 7.16 Cargo Preference Act. (a) The Borrower shall comply with the Cargo Preference Act of 1954, as amended, and all related implementing regulations with respect to CPA Goods, unless it has reached an agreement with the United States Maritime Administration with respect to such compliance, in which case it shall comply with such agreement. (b) Without limiting the generality of the foregoing, and unless the Borrower has reached an agreement with the United States Maritime Administration excusing it from the following obligations or otherwise providing for its compliance with the Cargo Preference Act of 1954, as amended, the Borrower shall: (i) deliver to the Division of National Cargo, Office of Market Development, Maritime Administration, Washington, DC 20590 (x) in the case of shipments originating outside of the United States, within [*****] (as such term is used in 46 C.F.R. 381.7) or (y) in the case of shipments originating within the United States, within [*****], in each case, following the date of loading any CPA Goods, a legible copy of a rated, ‘on-board’ commercial ocean bill-of-lading in English for each shipment of CPA Goods; and (ii) ensure all agreements whereby the Borrower procures, contracts for, or otherwise obtains CPA Goods provide for (x) compliance with the Cargo Preference Act of 1954, as amended, and all related implementing regulations with respect to CPA Goods, (y) the utilization of privately owned United States-flag commercial vessels to ship at least 50 percent of the gross tonnage (computed separately for dry bulk carriers, dry cargo liners, and tankers) involved to the extent such vessels are available at fair and reasonable rates for United States-flag commercial vessels and (z) delivery of the required shipment information as set forth in clause 7.16(i) above, as applicable. Section 7.17 SAM Registration. The Borrower shall maintain its SAM database registration at all times. Section 7.18 ERISA. (a) The Borrower shall, and shall cause each of its ERISA Affiliates to, maintain all Employee Benefit Plans that are presently in existence or may, from time to time, come into existence, in compliance with terms of any such Employee Benefit Plan, ERISA, the Code and all other Applicable Laws; and (b) The Borrower shall, and shall cause each of its ERISA Affiliates to, make or cause to be made contributions to all Employee Benefit Plans in a timely manner and, with respect to Pension Plans and Multiemployer Plans, in a sufficient amount to comply with the requirements of Sections 302 and 303 of ERISA and Sections 412 and 430 of the Code.

59 Project Swift – Loan Guarantee Agreement Section 7.19 Debt Service Coverage Ratio. After the end of the Availability Period the Borrower shall maintain a Historical Debt Service Coverage Ratio of at least [*****], subject to the Equity Cure rights detailed in Section 10.01(e) (Breach of Debt Service Coverage Ratio). Section 7.20 Public Statements. The Borrower shall coordinate with the Guarantor with respect to (i) any public announcement related to the Guaranteed Loan; and (ii) any public announcements by any Borrower Entity or any its Affiliates in connection with material developments in respect of the Project (including, without limitation, the groundbreaking ceremony, the Project going into operation, etc.) or the Guaranteed Loan; provided, that this covenant shall not apply to advertisements and shall not restrict announcements by Borrower regarding the Project, the Charging Stations or the component parts thereof that (y) do not involve the financing thereof by the Guarantor or (z) are not materially inconsistent with previous public announcements regarding the Project. Section 7.21 Corporate Separateness. The Borrower shall: (a) maintain its accounts separate from those of the Sponsor or any other Affiliate of the Sponsor with commercial banking institutions and will not commingle its funds with those of the Sponsor or any other Affiliate of the Sponsor; (b) act solely in its name and through its duly Responsible Officers, managers, representatives or agents in the conduct of its business; (c) conduct in all material respects its business solely in its own name, in a manner not misleading to other Persons as to its identity (without limiting the generality of the foregoing, all oral and written communications (if any), including invoices, purchase orders, and contracts); (d) obtain proper authorization from member(s), director(s), manager(s) and general partner(s) as required by its Organizational Documents for all of its actions; (e) comply in all material respects with the terms of its Organizational Documents; and (f) ensure that it remains a single-purpose entity at all times and do all other things advisable or necessary to maintain its corporate existence separate and apart from any other Person. Section 7.22 Prohibited Persons. (a) If any Principal Person of any Borrower Entity becomes (whether through a transfer or otherwise) a Prohibited Person, the Borrower shall remove, solely to the extent permitted by applicable Sanctions or otherwise authorized by OFAC, or replace such Principal Person with a Person or entity that is not a Prohibited Person within [*****] from the date that the Borrower knew or should have known that such Principal Person became a Prohibited Person. (b) If any Affiliate of the Borrower that becomes a party to any Financing Document (other than a Borrower Entity) or any Major Project Participant or any of their respective Principal Persons becomes (whether through a transfer or otherwise) a Prohibited Person, within [*****] of any Borrower Entity obtaining actual Knowledge that such Person has become a Prohibited Person, the Borrower shall engage and continue to engage in good faith discussions with the Guarantor regarding the removal, replacement or termination of such Person or, if such removal, replacement or termination is not reasonably feasible, the implementation of other mitigation measures acceptable to the Guarantor.

60 Project Swift – Loan Guarantee Agreement (c) The internal management and accounting practices and controls of the Borrower Entities shall at all times be adequate to promote and achieve the Borrower Entities’ and, with respect to their activities related to the Borrower Entities, each Principal Person’s compliance with applicable International Compliance Directives. Section 7.23 Operation and Maintenance. (a) The Borrower shall cause the Project to be operated and maintained in all material respects pursuant to the Project Plans then in effect, subject to Permitted Deviations and other deviations allowed pursuant to Section 9.06 (Approved Changes to Project Plan). The Borrower shall conduct the operations and maintenance of the Project in accordance, in all material respects, with the Financing Documents and the Major Project Documents, the Project Plans (subject to Permitted Deviations), Applicable Law, any applicable Required Approvals, and Prudent Industry Practice. (b) The Borrower shall, and shall cause the Borrower Entities to, procure, own or lease, operate, maintain, repair and replace (or cause to be owned, maintained, repaired and replaced) all equipment, spare parts, and inventory reasonably necessary for the operation and maintenance of the Project in all material respects in accordance with the Financing Documents and the Major Project Documents, the Project Plans (subject to Permitted Deviations), Applicable Law, any other applicable Required Approvals and Prudent Industry Practice. Section 7.24 Project Plans. (a) Submission and Approval of Project Plans. (i) [*****] prior to [*****] (following [*****] after the Effective Date), the Borrower shall prepare and submit for approval to the Guarantor, with a copy to the Independent Engineer for consultation, the proposed O&M Budget and the proposed Operating Plan for the succeeding [*****], the proposed Project Execution Plan for the Availability Period and the Major Maintenance Plan for the [*****] period commencing on the [*****] of the succeeding [*****]. Each proposed Project Plan shall be consistent with the Base Case Financial Model being submitted concurrently to the Guarantor for approval in accordance with Section 8.02(a) (Annual Reports) and shall be accompanied by a certification of a Responsible Officer of the Borrower that, to the best of such Responsible Officer’s Knowledge, such proposed O&M Budget, Operating Plan and the Major Maintenance Plan are a reasonable estimate for the period covered thereby and is in compliance with the requirements of this Section 7.24. The Guarantor shall approve or disapprove in writing all or any portions of such proposed O&M Budget, Operating Plan and Major Maintenance Plan. If the Guarantor does not approve all or portions of a proposed O&M Budget, Operating Plan or Major Maintenance Plan, the Guarantor shall advise the Borrower of the items that are disapproved and the reason or reasons therefor. (ii) Each proposed O&M Budget and Operating Plan approved by the Guarantor (other than the Initial O&M Budget) shall become effective on the later of (x) [*****], and (y) the date the Guarantor advises the Borrower that the Guarantor has approved such proposed O&M Budget or Operating Plan. (iii) If any part of an O&M Budget, Operating Plan or Major Maintenance Plan is disapproved, the Borrower Entities shall comply with all approved items of such O&M Budget, Operating Plan or Major Maintenance Plan. With respect to those items of any O&M Budget, Operating Plan or Major Maintenance Plan that are not approved, the Borrower and the Guarantor shall continue to consult regarding such items in good faith, during which time the O&M Budget for the preceding Fiscal Year related to such items and for such comparable month shall be applicable (subject to Permitted Deviations) and shall for all purposes of this Agreement be deemed to be part of the approved O&M

61 Project Swift – Loan Guarantee Agreement Budget for the then-current Fiscal Year or the Major Maintenance Plan commencing on the then-current Fiscal Year until such time as such items for the period covered by such Project Plan have been approved in writing by the Guarantor. (iv) Each proposed Project Plan submitted pursuant to this Section 7.24 shall: (A) be prepared in good faith on the basis of all facts and circumstances then existing and known to the Borrower, and assumptions that the Borrower believes to be reasonable as to all factual and legal matters material to such estimates (which shall be set forth in reasonable detail in the O&M Budget), and reflect the Borrower’s best estimate of the future revenues and expenditures to be received or incurred by the Borrower; (B) be based on the same format and maintained substantially on the same basis as, and provide sufficient detail to permit a meaningful comparison to, the respective Project Plan delivered for the previous Fiscal Years; and (C) include the following, as applicable: (1) fair and good faith reasonable estimates of [*****] for each period covered by such O&M Budget or Major Maintenance Plan; (2) in the case of the Major Maintenance Plan, a summary of the Project’s Major Maintenance schedule, and the Borrower’s fair and good faith reasonable estimates of any maintenance Capital Expenditures during such maintenance cycle, or that are otherwise expected to be incurred in the succeeding [*****], and the envisioned effect of any contemplated Major Maintenance activities or maintenance Capital Expenditures on the Project’s operations, which shall be consistent with the Base Case Financial Model being submitted concurrently to the Guarantor in accordance with Section 8.02(a) (Annual Reports); and (3) such other information as may be reasonably requested by the Guarantor. (b) Operating Costs. Other than with respect to Permitted Deviations, the Borrower shall not incur or pay any Operating Costs during any Fiscal Year of the Borrower that are not contemplated either in a line item or category contained in the O&M Budget for such Fiscal Year, unless (x) such Operating Costs have been reallocated from either a line item or a category for which they are no longer needed, or (y) Operating Costs for such Fiscal Year in the aggregate do not exceed [*****] of the aggregate amount of Operating Costs forecasted in the O&M Budget for such Fiscal Year to be incurred and paid on or before incurring or paying the Operating Costs that are not so contemplated. The Borrower shall promptly (and in any event within [*****]) provide notice to the Guarantor of any expenditure for any line item or category in the O&M Budget in excess of such line item or category and of any reallocation from one line item or category to another in the O&M Budget. (c) Amendments to O&M Budget. If at any time during any Fiscal Year, Operating Costs to be paid during the balance of such Fiscal Year exceed or could reasonably be expected to exceed the limitations set forth in Section 7.24(b) (other than with respect to Permitted Deviations), the Borrower shall deliver a proposed amendment to the then-current O&M Budget to the Guarantor and the Independent Engineer describing the purpose of such amendment and certifying that such amendment is reasonably necessary or advisable for the operation and maintenance of the Project. Such proposed amendment shall become effective on the date approved by the Guarantor and, until such proposed amendment is approved, the Borrower shall comply with the approved O&M Budget (subject to the

62 Project Swift – Loan Guarantee Agreement allowance provisions of this Section 7.24) until the proposed amendment is approved by the Guarantor. Quarterly O&M Updates delivered pursuant to Section 5.03(a)(vii) are not amendments to the O&M Budget pursuant to this Section 7.24(c). Section 7.25 Tax Credits. The Borrower shall comply with the relevant requirements of the Code to avoid recapture of the Tax Credits. Section 7.26 Investment Earnings. The Borrower shall remit, or cause to be remitted, to FFB all interest or other investment yield earned on any investment of proceeds of Advances in the Construction Account and any applicable Reserve Account [*****]. Section 7.27 Section 7.27 [*****].[*****]. (b) [*****]. (c) [*****]. Section 7.28 [*****]. [*****]. ARTICLE VIII INFORMATION COVENANTS The Borrower hereby agrees that until the Release Date: Section 8.01 Financial Statements. At its own expense, the Borrower shall furnish or cause to be furnished to the Guarantor by an Acceptable Delivery Method (unless otherwise noted), and if requested by FFB or the Guarantor on behalf of FFB, to FFB by email to [*****], with a reproduction of the signatures where required, the following items, in each case, prepared in Dollars and in accordance with GAAP: (a) Borrower Annual Financial Statements. Not later than [*****] of the Borrower, (x) audited Financial Statements of the Borrower for such Fiscal Year; (y) a report on such Financial Statements of the Independent Auditor; and (z) all notes and analysis, balance sheets, statements of incomes, customary certifications and opinions regarding such annual Financial Statements; (b) Borrower Quarterly Financial Statements. Not later than [*****] following each Fiscal Quarter of the Borrower, (x) unaudited Financial Statements of the Borrower for such Fiscal Quarter; and (y) all notes and analysis, balance sheets, statements of incomes, customary certifications and opinions regarding such quarterly Financial Statements; (c) Compliance Certificate. Concurrently with any delivery of Financial Statements or other information pursuant to any of Section 8.01(b) (Borrower Quarterly Financial Statements) and Section 8.01(a) (Borrower Annual Financial Statements), a certificate (a “Compliance Certificate”) of a Financial Officer of the Borrower substantially in the form attached as Exhibit N (Form of Compliance Certificate) hereto, which certificate shall: (i) certify that no Default or Event of Default has occurred, or, if such certification cannot be made, the nature and period of existence of such Default or Event of Default and what corrective action the Borrower has taken or proposes to take with respect thereto; (ii) set forth computations in reasonable detail satisfactory to the Guarantor demonstrating whether or not the Borrower is in compliance with Section 7.19 (Debt Service Coverage Ratio);

63 Project Swift – Loan Guarantee Agreement (iii) [*****]; and (iv) in the case of each Compliance Certificate delivered concurrently with annual Financial Statements pursuant to Section 8.01(a) (Borrower Annual Financial Statements): (A) certify that such Financial Statements fairly present, in all material respects, the financial condition of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated, in each case in conformity with GAAP applied on a basis consistent with prior years; (B) either confirm that there has been no material change in the information set forth in the schedules attached hereto since the date thereof or the date of the most recent certificate delivered pursuant to this Section 8.01 or, if such confirmation cannot be made, identify such changes; and (C) contain a written statement stating any material changes, if any, within GAAP or in the application thereof since the date of the previous certification and describing the effect of any such changes on such Financial Statements accompanying such certificate; and (d) Sponsor and Ultimate Parent Financial Statements. With respect to each of the Sponsor and the Ultimate Parent (to the extent such reporting is not publicly available): (i) not later than [*****], (x) quarterly unaudited Financial Statements of such Person; and (y) with respect to the Ultimate Parent, all notes and analysis, balance sheets, statements of incomes, customary certifications and opinions regarding such quarterly Financial Statements; and (ii) not later than [*****] of each such Person, (x) audited Financial Statements of such Person for such Fiscal Year; (y) a report on such Financial Statements of the financial auditor of such Person; and (z) all notes and analysis, balance sheets, statements of incomes, customary certifications and opinions regarding such annual Financial Statements. Section 8.02 Reports. At its own expense, the Borrower shall furnish or cause to be furnished to the Guarantor by an Acceptable Delivery Method, and, if requested by FFB or the Guarantor on behalf of FFB, to FFB by email to [*****], with a reproduction of the signatures where required, the following items, in each case, in form and substance satisfactory to the Guarantor: (a) Annual Reports. With respect to each Fiscal Year of the Borrower, by no later than each Annual Reporting Date, an omnibus annual report (the “Omnibus Annual Report”), substantially in the form attached as Exhibit O (Form of Omnibus Annual Report) hereto, setting forth the following and including all material assumptions and calculations used to generate the information provided therein, together with a comparison marked to reflect changes as compared to the contents of the Omnibus Annual Report delivered to the Guarantor for the immediately preceding year: (i) proposed updated Project Plans for the next Fiscal Year; (ii) a certified updated Base Case Financial Model that includes (x) actual financial and operational results in the prior year and other updates for actual data, costs, pricing and other inputs pursuant to the Project Plans and (y) updates to the financial projections and underlying assumptions for the Project;

64 Project Swift – Loan Guarantee Agreement (iii) a status tracker of the Borrower’s commercially reasonable efforts to satisfy the requirements under Section 7.05(c) (Creation and Perfection of Security Interests) and Section 9.01(g) (Additional Project Documents); and (iv) any updates to the Borrower Entities’ Cyber-Security Plan. (b) Quarterly Reports. With respect to each Fiscal Quarter, no later than [*****] after the end of such Fiscal Quarter (such date, a “Quarterly Reporting Date”), a quarterly certificate (each, a “Quarterly Operating Certificate”) of a Responsible Officer of the Borrower, substantially in the form attached as Exhibit P (Form of Quarterly Operating Certificate) hereto and in form and substance satisfactory to the Guarantor. (c) [Reserved.] (d) Labor Reporting and Justice40 Initiative Reporting Requirements. With respect to the Borrower and the Sponsor, in each case, with respect to the Project, on an annual basis, no later than [*****] after the end of each Fiscal Year, the Borrower shall deliver to the Guarantor: (i) a workforce report in the form of Exhibit Q-1 (Form of Project Workforce Report) outlining (A) the total number of workers for the Project by title/level and zip code, and (B) the number of actual operations and maintenance jobs against employment projections for each job title (or job level), including the minimum wage for that title or level, value of benefits provided, worker classification and number of workers; (ii) a Community Benefits Plan and Justice40 Annual Report in the form of Exhibit R (Form of Community Benefits Plan and Justice40 Annual Report) (each, a “Community Benefits Plan and Justice40 Annual Report”); for purposes of the Community Benefits Plan and Justice40 Annual Report required to be submitted pursuant to this clause (ii), the initial Community Benefits Plan and Justice40 Annual Report is attached hereto as Schedule 8.02(d)(ii) (Effective Date Community Benefits Plan); and[Reserved]; and (iii) a construction workforce report in the form of Exhibit Q-2 (Form of Construction Workforce Report). (e) Monthly Reports. Within [*****] after the end of each month, the Borrower shall deliver to the Guarantor a report (the “Monthly Report”), accompanied by an officer’s certificate of the Borrower substantially in the form of Exhibit S (Form of Monthly Certificate) covering: (i) [*****]; (ii) [*****]; (iii) [*****]; (iv) [*****]; and (v) [*****]. (f) Environmental Reports.

65 Project Swift – Loan Guarantee Agreement (i) Within [*****], the Borrower shall deliver to the Guarantor a report substantially in the form of Exhibit T (Form of Quarterly Environmental Report) (the “Quarterly Environmental Report”). (ii) Within [*****], the Borrower shall deliver to the Guarantor a report (the “Annual Environmental Report” and together with the Quarterly Environmental Report, the “Environmental Reports”) in form and substance satisfactory to the Guarantor and shall include: [*****]. Section 8.03 Notices. Promptly, but in any event within [*****] after the Borrower obtains Knowledge thereof or information pertaining thereto, the Borrower shall furnish or cause to be furnished to the Guarantor, at the Borrower’s expense, by an Acceptable Delivery Method, and if requested by FFB or the Guarantor on behalf of FFB, to FFB by email to [*****], with a reproduction of the signatures where required, written notice of the following items: (a) any event that constitutes a Default, Event of Default or Force Majeure Event, specifying the nature thereof, together with a certificate of a Responsible Officer of the Borrower indicating the steps the Borrower has taken or proposes to take to remedy the same; (b) the occurrence of any Mandatory Prepayment Event; (c) any management letter or other material communications received by the Borrower from the Independent Auditor in relation to its financial, accounting and other systems, management or accounts or the Project; (d) any event or change in circumstance that impacts, or reasonably could impact, in any material respect, the then-current Project Plans and Base Case Financial Model, including any calculation or assumption set out therein, to the extent the Borrower has not provided written notice to the Guarantor of such event or change in circumstance pursuant to Section 5.03(a)(vii) and/or Section 5.03(a)(viii) (Master Advance Notice) or Section 8.02(b) (Quarterly Reports); (e) any change to the board of directors or other governing body of the Borrower; (f) any of the following matters to the extent that it has had or could reasonably be expected to have a Material Adverse Effect: (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Project or the Borrower, including pursuant to any applicable Environmental Laws; or (iv) any breach under any Governmental Approval or Required Approval; (g) (i) the occurrence of any ERISA Event, (ii) the institution of any steps by any Person to terminate any Pension Plan, (iii) the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 430(k) of the Code or Section 303(k) of ERISA, (iv) the taking of any action with respect to a Pension Plan which is reasonably expected to result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or (v) the occurrence of any event with respect to any Pension Plan which could result in the incurrence

66 Project Swift – Loan Guarantee Agreement by the Borrower of any material liability, fine or penalty, notice thereof and copies of all documentation relating thereto; (h) any written formal or informal environmental notices, orders, decisions, directives or determinations submitted by any Governmental Authority to the Borrower, including any violations of Environmental Law identified in writing by such Governmental Authority together with a report setting out remedial action or proposed remedial action taken with respect thereto; (i) any accident related to the Project having a material and adverse impact on the environment or on human health (including any such accident resulting in a serious injury or the loss of life), including any discovery of the presence of Hazardous Substances at any Project Site, or Release or threatened Release under, at or through any Project Site required to be reported to any federal, state or local Governmental Authority under any applicable Environmental Law; (j) [*****]: (i) [*****]; (ii) [*****]; (iii) [*****]; (iv) [*****]; (v) [*****]; or (vi) [*****]; (k) any actual or proposed termination, revocation, rescission, cancellation, withdrawal, suspension or discharge (otherwise than by performance), or any material amendment, supplement, modification or waiver of any Major Project Document (including Change Orders) or Site Lease; (l) any actual or proposed termination, rescission or discharge (otherwise than by performance), or any amendment, supplement, modification or waiver of any other Project Document (including Change Orders) or other Governmental Approval if such action in respect of such Project Document or other Governmental Approval has had or could reasonably be expected to have a Material Adverse Effect; (m) any material notice received by any Borrower Entity under any Major Project Document; (n) any material breach by the Borrower under any agreement or instrument evidencing any Indebtedness for Borrowed Money; (o) any breach of any Major Project Document by any Borrower Entity or any Major Project Participant [*****]; (p) [*****]; (q) notice of receipt (and if so, delivery of copies) of any subpoenas, notices, correspondence, or other government communications involving alleged violations of, or requesting compliance with, any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws; (r) any Project IP acquired by or licensed to the Borrower after the Effective Date;

67 Project Swift – Loan Guarantee Agreement (s) any vacancy in or material change to the individuals acting as key personnel of the Borrower, indicating potential impacts and the proposed plans and actions taken to mitigate any disruption to the Project; (t) any information that representations made with respect to Debarment Regulations were erroneous when made or have become erroneous by reason of changed circumstances; (u) the occurrence of any Emergency; (v) [*****]; (w) the acquisition by a Person or related group of Persons (other than a Qualified Public Company Shareholder or any person holding interests through a Qualified Investment Fund) of an interest in the Borrower representing [*****] of the voting or economic interest in the Borrower. (x) [*****]; (y) [*****]; or (z) [*****]. Section 8.04 Other Information. At its own expense, the Borrower shall furnish or cause to be furnished to the Guarantor by an Acceptable Delivery Method, and, if requested by FFB or the Guarantor on behalf of FFB, to FFB by email to [*****], with a reproduction of the signatures where required, the following items: (a) Project Documents. Without limiting Article IX (Negative Covenants), as soon as available, but in no event later than [*****], the Borrower shall furnish copies of any additional Project Document obtained or entered into by the Borrower after the contribution of the related Charging Stall(s) by the Sponsor to the Borrower, concurrent with the other documents and certifications required for such Project Document pursuant to Section 7.05(c) (Creation and Perfection of Security Interests) and Section 9.01(g) (Additional Project Documents). (b) KYC. Any change in the information provided prior to the Effective Date that would result in a change to the list of KYC Parties.

68 Project Swift – Loan Guarantee Agreement Section 8.05 Judicial and Regulatory Submissions. The Borrower shall provide the Guarantor with rights to review, with appropriate restrictions to protect waiver of any relevant privileges, including any attorney-client privilege, controlled by the Borrower, drafts of any submissions that the Borrower has prepared for filing in any court or with any regulatory body in connection with proceedings to which the Borrower is or is seeking to become a party. Section 8.06 Access to Records. With respect to the Borrower and, solely with respect to the Project, the Borrower Entities, the Borrower and each Borrower Entity shall grant access to the Guarantor and the Comptroller General, or their duly authorized representatives, to pertinent books and records for the purpose of audit and examination. ARTICLE IX NEGATIVE COVENANTS The Borrower hereby agrees that until the Release Date it shall, and shall cause each of its Subsidiaries to, comply with each of the following covenants: Section 9.01 Restrictions on Operations. (a) Ordinary Course of Conduct; No Other Business. The Borrower shall not (i) engage in any business other than the ownership, design, development, construction, financing, implementation, completion, operation and maintenance of the Project in accordance with, and as contemplated by, the Transaction Documents; (ii) undertake any action that could reasonably be expected to lead to a material alteration of the nature of its business or the nature or scope of the Project; (iii) change its name or take any other action that might adversely affect the Liens created by the Security Documents; or (iv) fail to maintain its existence and its right to carry on its business. (b) Other Transactions. The Borrower shall not, directly or indirectly: (i) enter into any contracts or other agreements providing it with material rights against, or material obligations toward, any Person other than rights and obligations under the Transaction Documents permitted hereunder, and any transactions expressly contemplated hereby and thereby; (ii) enter into any Additional Major Project Document in respect of the Project other than any Replacement Contracts and Site Leases, new supply contracts, and other agreed contracts, in each case, entered into upon agreed terms and with the approval of the Guarantor; (iii) agree to any provision or term in any Project Document or other material contract of any limitation on the Borrower’s ability to assign its right and obligations thereunder as Collateral or providing any counterparty the right to cause such contract to be terminated or materially impaired as a result, directly or indirectly, of any event of default or exercise of remedies under the Financing Documents; or (iv) enter into any transaction or series of related transactions with any Affiliate of the Borrower other than (A) in the Ordinary Course of Business, on an arm’s-length basis and disclosed to the Guarantor in writing or required under Project Documents approved by the Guarantor, (B) the agreements set forth on Schedule 6.13(e) (Affiliate Transactions), or (C) transactions otherwise permitted pursuant to the Transaction Documents.

69 Project Swift – Loan Guarantee Agreement (c) Amendment of and Notices under Major Project Documents. The Borrower shall not, except with the prior written consent of the Guarantor: (i) agree, directly or indirectly, to any assignment, suspension, termination, replacement or rescission, or waive any right to consent to any assignment, suspension, termination, replacement or rescission with respect to, or assign any of its duties or obligations under any Major Project Document (other than Site Leases) or Required Approval (to the extent such Required Approval is required to be in effect as of such date); (ii) agree, directly or indirectly, to any assignment, suspension, termination, replacement or rescission, or waive any right to consent to any assignment, suspension, termination, replacement or rescission with respect to, or assign any of its duties or obligations under any Site Lease of any Major Landlord to the extent that such assignment, suspension, termination, replacement or rescission affects at least the majority of the Site Leases with such Major Landlord; (iii) agree, directly or indirectly, to any Change Order, amendment or waiver, with respect to any Major Project Document (other than Site Leases); (iv) agree, directly or indirectly, to any Change Order, amendment or waiver, with respect to any Site Lease of any Major Landlord to the extent that such Change Order, amendment or waiver affects at least the majority of the Site Leases with such Major Landlord; or (v) without limiting the generality of the foregoing, agree, directly or indirectly, to any adjustment or other modification to the CPO Services or the Service Fees (as each such term is defined in the Intercompany Services Agreement), whether or not such adjustments or modification is contemplated in the Intercompany Services Agreement, or to the provision under the Intercompany Services Agreement of ‘Additional Services’ as defined in the Intercompany Services Agreement, except for any termination and replacement of a Major Project Document with a party other than an Affiliate of the Borrower made in accordance with Section 3.05(c) (Mandatory Prepayments), Section 9.01(b)(i) (Other Transactions), Section 10.01(g)(ii) (Breach or Default Under Major Project Documents), Section 10.01(i) (Unenforceability of Any Transaction Documents), Section 10.01(j) (Termination of Major Project Documents), Section 10.01(m) (Bankruptcy; Insolvency; Dissolution) or Section 7.22 (Prohibited Persons) to avoid the occurrence of an Event of Default. (d) Commissions. The Borrower shall not pay: (i) any commission or fee to any Affiliate for furnishing guarantees, counter-guarantees or other credit support for any Contractual Obligations undertaken by the Borrower in connection with the Project (other than as set forth in the following clause (ii)); or (ii) any fee to any Affiliate with respect to or in connection with the development, construction, financing or operation of the Project, including salaries, bonuses, commissions, management fees, consulting fees, and technical assistance fees; provided that this provision shall not preclude the Borrower from (A) paying salaries and bonuses to its employees or employees of any other Affiliate; or (B) making payments to other Affiliates in accordance with Major Project Documents; in each case, consistent with the then-applicable O&M Budget approved by the Guarantor. (e) Compromise or Settlement of Disputes. The Borrower shall not agree or otherwise consent to settle or compromise (a) any single litigation, arbitration or other dispute in excess of [*****], in each case without the prior written consent of the Guarantor or (b) any material dispute

70 Project Swift – Loan Guarantee Agreement under any Major Project Document with any Major Project Participant that is an Affiliate of the Borrower without the prior written consent of the Guarantor. (f) Accounts. The Borrower shall not establish or maintain any bank accounts other than the Project Accounts. (g) Additional Project Documents. The Borrower shall not enter into any Project Document, or accept the contribution of any Charging Stalls or reimburse the Eligible Project Costs thereof after the Effective Date, unless (i) the Borrower or the Sponsor, as applicable, has made all commercially reasonable efforts to cause such Project Documents or the Project Documents related to such Charging Stalls, respectively, to satisfy the following requirements: (A) in the case of Major Project Documents that are not Site Leases, such Major Project Documents include the provisions substantially in the form set forth in Part B of Schedule 1.03 (Project Document Provisions) or such other form satisfactory to the Guarantor; (B) in the case of Site Leases that are Major Project Documents, such Site Leases include the provisions substantially in the form set forth in Part C of Schedule 1.03 (Project Document Provisions) or such other form satisfactory to the Guarantor; or (C) in the case of each other Project Document, such Project Documents include the provisions substantially in the form set forth in Part A of Schedule 1.03 (Project Document Provisions) or such other form satisfactory to the Guarantor, and (ii) in each case, such Project Document does not include any terms that explicitly contravene the terms described in clause (i) above, provided that such Project Document may include terms with respect to warranty and Site Lease term period obligations that deviate from the relevant terms in Schedule 1.03 (Project Document Provisions) to the extent the Borrower has provided evidence to the Guarantor that it has made all commercially reasonable efforts to cause such Project Documents to satisfy the requirements in Schedule 1.03 (Project Document Provisions) with respect to warranty and Site Lease term period obligations. unless a Direct Agreement, in form and substance satisfactory to the Guarantor, has been delivered in connection with such Project Document. Section 9.02 Liens. The Borrower shall not, and shall not agree to, create, assume or otherwise permit to exist any Lien upon any of the Collateral or any of its other property, whether now owned or hereafter acquired, or in any proceeds or income therefrom, other than Permitted Liens. Section 9.03 Merger; Disposition; Transfer. The Borrower shall not, and shall not agree to: (a) enter into any transaction of merger, consolidation, liquidation, winding up or dissolution; (b) carry out any Disposition of all or any part of in the Project, the Collateral, its business or Properties or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, whether now or hereafter acquired, or any interest in any of the foregoing other than Permitted Dispositions; (c) acquire by purchase or otherwise the business, property or fixed assets of any Person, other than purchases or other acquisitions of inventory, property or materials or spare parts or

71 Project Swift – Loan Guarantee Agreement Capital Expenditures, either (i) in the Ordinary Course of Business in accordance with the applicable Project Plans, or (ii) as required in connection with an Emergency; (d) transfer or release the Collateral, or other similar actions with respect to the Collateral; (e) abandon, or suspend or agree (directly or indirectly) to abandon, or suspend or make any public statements regarding its intention to abandon, or suspend the operation of the Project, or take any action that could be deemed an “abandonment,” or “suspension,” or transfer of the Project to any Person or notify any Major Project Participant of its intent to terminate, or agree (directly or indirectly) to the termination of, any Major Project Document (other than the termination of Site Leases in the Ordinary Course of Business and subject to [*****]) or the operation of the Project; (f) liquidate, wind up, dissolve or share, sell, lease assign, transfer or otherwise dispose of any of its Properties or assets whether now owner or hereafter acquired, other than in the Ordinary Course of Business in accordance with the applicable Project Plans; or (g) become a general or limited partner in any partnership or joint ventures in any joint venture or create and hold stock in any Subsidiary. Section 9.04 Restricted Payments. Borrower shall not (x) reduce its capital; (y) declare, make, or authorize any dividend or any other payment or distribution of cash or property to any Sponsor, the Direct Parent, or any other Borrower Entity or equity investor in any Sponsor, or any Affiliate of any of the foregoing (other than the distribution of Unqualified Stalls to the Sponsor pursuant to the terms of the Sponsor Support Agreement); or (z) make any payment with respect to principal or interest on, or purchase, redeem, or defease, any Permitted Subordinated Loans, (each of the foregoing, a “Restricted Payment”), unless each of the following conditions (the “Restricted Payment Conditions”) have been satisfied in the Guarantor’s discretion and in accordance with the Financing Documents prior to the date of the proposed Restricted Payment (the date of such payment, the “Restricted Payment Date”) and such payment is made with available funds in the Distribution Suspense Account: (a) the Borrower has provided not less than [*****] prior written notice of such proposed Restricted Payment to the Guarantor; (b) the proposed Restricted Payment Date shall not be more than [*****] after a Payment Date and not more than once during any quarterly period; (c) no Material Adverse Effect shall exist or would exist after giving effect to any such Restricted Payment; (d) no Event of Default or Default shall exist or would exist after giving effect to any such Restricted Payment; (e) no Account Shortfall shall exist in any Reserve Accounts or the Qualified Stall Asset Acquisition Account, and the required amount to be deposited into the Operating Account pursuant to Section 2.06 (Revenue Account) of the Accounts Agreement, as of the most recent Monthly Transfer Date shall have been fully funded; (f) during the Availability Period, the Debt to EBITDA Ratio as of the last date of the most recently ended Fiscal Quarter of the Borrower is not greater than [*****]; (g) after the end of the Availability Period, (x) the Historical Debt Service Coverage Ratio for the twelve-month period ending on the most recent Payment Date shall be at least [*****] and

72 Project Swift – Loan Guarantee Agreement (y) the Projected Debt Service Coverage Ratio for the [*****] period commencing on (but excluding) the most recent Payment Date, shall be at least [*****]; (h) the Borrower has delivered a certificate from a Responsible Officer of the Borrower certifying that the projections for the next succeeding [*****] period in the most recently delivered Base Case Financial Model (as supplement by the Quarterly Base Case Financial Model Update, if any, that the Borrower may deliver to the Guarantor in connection with the making of the requested Restricted Payment) have been prepared in good faith based upon assumptions believed by the Borrower and the Sponsor to be reasonable at the time, consistent with the terms of the Project Documents and Applicable Law in all materials respects, and are believed by the Borrower and the Sponsor to be reasonable estimates of revenue and expenditures at the time; and (i) the delivery of an officer’s certificate of the Borrower at least [*****] prior to the proposed Restricted Payment Date (but no more than [*****] prior thereto) (i) certifying satisfaction of the foregoing conditions; and (ii) setting out in reasonable detail (and certifying the accuracy of) the calculations for computing the ratios in the clauses above and stating that such calculations were made in good faith and were based on assumptions believed to be reasonable; provided, that (i) the amount of Eligible Project Costs permitted to be reimbursed to the Sponsor pursuant to Section 2.05(c) (Conditions Precedent to Delivery of Transfer/Withdrawal Request) of the Accounts Agreement with respect to Qualified Stall Assets contributed during the period commencing on the date that is [*****] after the First Advance Date and ending at the time the Sponsor has accumulated unreimbursed Eligible Project Costs of Contributed Assets (other than Cure Stalls) in an amount at least equal to [*****] in the aggregate shall not exceed of [*****] of the Eligible Project Costs of such Qualified Stall Assets and (ii) the Subordinated O&M Payments and, subject to the foregoing clause (i), the reimbursement of Project Costs with proceeds from Advances or otherwise from the Qualified Stall Assets Acquisition Account to the Sponsor or an Affiliate thereof and the Subordinated O&M Payments, in each case, made in accordance with the Accounts Agreement, will not constitute Restricted Payments or be subject to satisfaction of the Restricted Payment Conditions. Section 9.05 Organizational Documents; Fiscal Year; Accounting Policies; Reporting Practices. The Borrower shall not, except with the prior written consent of the Guarantor, amend or modify: (a) its Organizational Documents; (b) its Fiscal Year; (c) accounting policies or reporting practices other than as required by the GAAP; or (d) its capital structure (including to provide for the issuance of any equity, options, warrants or other rights with respect thereto that would result in any person or group of related Persons (other than a Qualified Public Company Shareholder or any person holding interests through a Qualified Investment Fund) holding a [*****] or larger voting or economic interest in the Borrower).

73 Project Swift – Loan Guarantee Agreement Section 9.06 Approved Changes to Project Plan. The Borrower shall not, except as expressly contemplated herein and permitted in accordance with the terms hereof, make any modification without the prior written consent of the Guarantor (acting in its sole discretion) to the then-applicable Project Plans or Base Case Financial Model. Section 9.07 Hedging Agreements. The Borrower shall not enter into, guarantee, or provide collateral for any, Hedging Agreement without the prior written consent of the Guarantor. Section 9.08 Margin Regulations. The Borrower shall not directly or indirectly apply any part of the proceeds of any Advance or revenues to the purchasing or carrying of any margin stock within the meaning of Regulation T, U or X of the Board, or any regulations, interpretations or rulings thereunder, or for any purpose that violates any regulation of the Board. Section 9.09 Environmental Laws. The Borrower shall not undertake, or fail to undertake, any action related to Environmental Law, which individually or in the aggregate is reasonably likely to result in a Material Adverse Effect, or release any Hazardous Substances in violation of any Environmental Law or the effect of which would trigger a reporting obligation under Environmental Law. Section 9.10 ERISA. The Borrower shall not, and shall cause each of its ERISA Affiliates not to: (a) take any action that would result in the occurrence of an ERISA Event to the extent that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect; (b) allow, or permit any of its ERISA Affiliates to allow, the aggregate amount of Unfunded Pension Liabilities among all Employee Benefit Plans (taking into account only Employee Benefit Plans with positive Unfunded Pension Liabilities) at any time to exist where such amount could have a Material Adverse Effect; or (c) fail, or permit any of its ERISA Affiliates to fail, to comply with ERISA or the related provisions of the Code, if any such non-compliance, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect. Section 9.11 Investment Company Act. The Borrower shall not take any action that would result in the Borrower being required to register as an “investment company” under the Investment Company Act or that would result in it being controlled by any Person that is or is required to be registered as an “investment company” under the Investment Company Act of 1940. Section 9.12 Sanctions. The Borrower shall not: (a) (i) become a Person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001, Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079(2001)); (ii) engage in any dealings or transactions prohibited by Section 2 of such executive order, or be otherwise associated with any such Person in any manner violative of Section 2 of such executive order; or (iii) otherwise become the subject or target of any Sanctions; (b) directly or indirectly use the proceeds of any Advance, or lend, contribute or otherwise make available such proceeds to any Person (i) to fund any activities, dealings, or business of or with any Prohibited Person or in any Prohibited Jurisdiction; or (ii) in any other manner that would

74 Project Swift – Loan Guarantee Agreement result in a violation of Sanctions by any Person (including any Person participating in the Guaranteed Loan); or (c) repay any portion of the Guaranteed Loan with any funds: (i) obtained or derived, directly or knowingly indirectly, from any business or dealings with any Prohibited Person; or (ii) constituting the proceeds of a violation of any International Compliance Directive. Section 9.13 Debarment Regulations. (a) Unless authorized by the Guarantor, the Borrower will not knowingly enter into any transactions in connection with the operation or maintenance of the Project with any Person who is debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or non-procurement transactions with any United States federal government department or agency pursuant to any of the Debarment Regulations. (b) The Borrower will not fail to comply with any and all Debarment Regulations in a manner which results in the Borrower being debarred, suspended, declared ineligible or voluntarily excluded from participation in procurement or non-procurement transactions with any United States federal government department or agency pursuant to any of such Debarment Regulations. Section 9.14 Prohibited Person. Neither the Borrower nor any other Borrower Entity or Major Project Participant shall become (whether through a transfer or otherwise) a Prohibited Person. Section 9.15 Restrictions on Indebtedness and Certain Capital Transactions. (a) Indebtedness. The Borrower shall not, and shall not agree to, directly or indirectly, incur, create, guarantee, assume, permit to exist or otherwise become liable for any Indebtedness, except for Permitted Indebtedness. (b) Capital Expenditures. The Borrower shall not make any Capital Expenditure in any year except for Permitted Capital Expenditures. (c) Investments. The Borrower shall not make any Investments except for Permitted Investments. (d) Leases. The Borrower shall not enter into or assume any Lease of any property or equipment of any kind (including by sale-leaseback or otherwise), except for Permitted Leases in an amount not in excess of the amount budgeted therefor in the Project Plans (including any Permitted Deviation), or as permitted pursuant to Section 9.15(a) (Indebtedness). (e) Transfer of Stock. The Borrower shall not (i) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of its outstanding Equity Interests (or any options or warrants issued by the Borrower with respect to its Equity Interests) or set aside any funds for any of the foregoing; and issue or transfer any Equity Interests to any other Person other than in accordance with the Sponsor Support Agreement. (f) Subsidiaries. The Borrower shall not: (i) form or have any Subsidiaries; (ii) enter into any partnership or a joint venture; (iii) acquire any Equity Interests in or make any capital contribution to any other Person;

75 Project Swift – Loan Guarantee Agreement (iv) enter into any profit-sharing or royalty agreement or other similar arrangement whereby the Borrower’s income or profits are, or might be, shared with any other Person except for such agreements entered into pursuant to Site Leases in the Ordinary Course of Business in commercially reasonable terms; or (v) enter into any management contract or similar arrangement whereby its business or operations are managed by any other Person, other than the Intercompany Services Agreement. Section 9.16 No Other Federal Funding. The Borrower Entities shall not use any other Federal Funding to pay any Eligible Project Costs, other than any supplemental funding from states or other non-federal government entities in the United States in connection with any part of the Project that is permitted by the Program Requirements. Section 9.17 Intellectual Property. (a) The Borrower shall not (and shall cause each of its Affiliates not to) assign, sell or otherwise transfer any right, title or interest in any Project IP: (i) to any Prohibited Person or any “foreign entity of concern” (as defined in the Inflation Reduction Act of 2022 (P.L. 117-169)); (ii) to the extent such assignment, sale or transfer would, or could reasonably be expected to, materially and adversely affects the Borrower’s ability to operate the Project and use such Project IP, without providing advance written notice of such assignment or transfer to the Secured Parties; (iii) except as permitted under Section 9.03(b) (Merger; Disposition; Transfer); and (iv) to the extent such assignment, sale or transfer would, or could reasonably be expected to, materially and adversely affects the Borrower’s ability to operate the Project and use such Project IP, without requiring such assignee or transferee to: (A) comply with Section 7.02(g) (Source Code Escrow); (B) as applicable: (1) for all Project IP licensed to the Borrower under a Project IP Agreement, comply with the terms and conditions of such Project IP Agreement; and (2) for all Project IP owned by the Borrower or an Affiliate thereof, grant to the Borrower the right to freely use and sublicense, for no additional consideration, rights in the Project IP to: (y) operate and maintain the Project; or (z) exercise the Borrower’s rights and perform its obligations under the Major Project Documents, as applicable at the relevant time; (C) demonstrate the technical experience and financial ability to maintain and develop the Project IP as required for the Project; and (D) grant to the Secured Parties the Secured Parties’ IP Rights, where such rights shall also be enforceable upon any bankruptcy or insolvency action involving such assignee or transferee. (b) The Borrower shall not (and shall cause each of its Affiliates not to) abandon, fail to maintain, or create, assume or otherwise permit to exist any Lien upon any Project IP, whether now owned or hereafter acquired, or in any proceeds or income therefrom, other than Permitted Liens.

76 Project Swift – Loan Guarantee Agreement Section 9.18 Classification for Tax Purposes. The Borrower shall not elect, or consent to an election, to treat the Borrower as an association taxable as a corporation for U.S. federal, state or local income tax purposes. ARTICLE X EVENTS OF DEFAULT AND REMEDIES Section 10.01 Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder: (a) Borrower Failure to Make Payment Under Financing Documents. The Borrower shall fail to pay, in accordance with the terms of this Agreement, the Funding Agreements or any other Financing Documents: (i) any principal amount of the Advances or any interest otherwise due and payable in respect of the Guaranteed Loan or any Reimbursement Obligation [*****] such amount is due; or (ii) any fee, charge or other amount due under any Financing Document on or before the date such amount is due and such failure to pay shall continue unremedied for a period of [*****] after the date on which such amount was due. (b) Borrower Entity Failure to Make Payment Under Financing Documents. Any Borrower Entity (other than the Borrower) shall fail to pay, in accordance with the terms of this Agreement, or any other Financing Document, any fee, charge or other amount due under any Financing Document on or before the date such amount is due and such failure to pay shall continue unremedied for a period of [*****] after the date on which such amount was due. (c) Misstatements; Omissions. Any representation or warranty made or deemed made by or on behalf of any Borrower Entity in any Financing Document or Intercompany Contracts to which it is a party shall be found to have been incorrect, false or misleading in any material respect when confirmed, made or deemed to have been made. (d) Breaches Under the Financing Documents Without Cure Period. (i) The Borrower or any other Borrower Entity fails, as of any relevant date of determination, to perform or observe any of its obligations under any term, covenant or agreement set forth in [*****]. (ii) Any Borrower Entity fails, as of any relevant date of determination, to perform or observe any of its obligations under any term, covenant or agreement set forth in any Security Document to which it is a party. (e) Breach of Debt Service Coverage Ratio: (i) The Borrower fails, as of any relevant date of determination, to comply with the obligation set forth in Section 7.19 (Debt Service Coverage Ratio), except that: (A) subject to sub-paragraph (ii) below, the Borrower may prevent or cure such Event of Default by procuring an Equity Contribution in cash, in excess of the Base Equity Commitment, to be made by or on behalf of the Sponsor to the Borrower (the amount of such additional Equity Contribution, the “Cure Amount”, and such cure, the “Equity Cure”); and

77 Project Swift – Loan Guarantee Agreement satisfied: (B) upon the receipt of the Cure Amount by the Borrower: (1) the Historical Debt Service Coverage Ratio shall be calculated or recalculated solely for purposes of Section 7.19 (Debt Service Coverage Ratio) and this paragraph (e) as if additional revenue had been earned by the Borrower during the relevant period in an amount equal to the Cure Amount as of the last day of the applicable period of [*****]; and (2) if the Historical Debt Service Coverage Ratio as of such date of determination (as calculated or recalculated in accordance with sub-paragraph (1) above) is at least equal to the Historical Debt Service Coverage Ratio required in accordance with Section 7.19 (Debt Service Coverage Ratio), any Default or Event of Default under this paragraph (e) shall be deemed to have been cured, except for the purpose of determining the satisfaction of the Restricted Payment Conditions as of such date of determination or as of any date falling during the [*****] period thereafter. (ii) An Equity Cure may only be used if each of the following conditions is (A) the Borrower notifies the Guarantor, with a copy to the Collateral Agent, of its intention to procure an Equity Cure on or prior to the [*****] after the relevant Historical Debt Service Coverage Ratio calculation date; (B) the Borrower receives the Cure Amount within [*****] after the applicable Historical Debt Service Coverage Ratio calculation date; (C) if the Cure Amount is greater than the amount necessary to cause the Historical Debt Service Coverage Ratio to be [*****], the excess proceeds shall be deposited into the Revenue Account for application in accordance with the Accounts Agreement; provided that such excess proceeds shall not (1) be considered in the calculation of any financial ratio or the determination of satisfaction of any other obligation of the Borrower or the Sponsor or (2) used to make Restricted Payments; and (D) the Borrower has not used an Equity Cure during any of the [*****]. (f) Other Breaches Under Financing Documents. Any Borrower Entity or any other Major Project Participant shall fail to perform or observe any covenant, or any other term or obligation under this Agreement or any other Financing Document to which it is a party (other than those described in clauses (a)-(e) above), in each case, where such failure to perform or observe has not been remedied within the relevant cure period, if any, specified for such covenant, term or obligation in such Financing Document, or, if no cure period is specified, [*****] following such failure; provided, that, if (i) such failure does not consist of the failure to pay money and cannot be cured within such [*****] period, (ii) such failure is susceptible of cure within [*****], (iii) such Borrower Entity is proceeding with diligence and in good faith to cure such failure and (iv) the existence of such failure has not had and could not, after considering the nature of the cure, be reasonably expected to have a Material Adverse Effect, then such

78 Project Swift – Loan Guarantee Agreement [*****] cure period shall be extended to such date, not to exceed a total of [*****], as shall be necessary for such Borrower Entity to diligently cure such failure. (g) Breach or Default Under Major Project Documents (i) Any Borrower Entity shall fail to perform or observe any covenant or any other term or obligation in any material respect under any Major Project Document to which it is a party, and such breach or default shall continue unremedied beyond any applicable cure period set forth therein, or if no cure period is specified, [*****] following such failure; provided that in the case of any Major Project Document that is a Site Lease, no Event of Default shall occur under this clause 10.01(g)(i) to the extent that the events giving rise to such Event of Default affect [*****] of the Site Leases with the applicable Major Landlord. (ii) Any Major Project Participant that is not a Borrower Entity shall fail to perform or observe any covenant or any other term or obligation in any material respect under any Major Project Document to which it is a party, and such breach or default shall continue unremedied beyond any applicable cure period set forth therein, or if no cure period is specified, [*****] following such failure; provided that (x) in the case of any such Major Project Participant party to a Replaceable Contract, no Event of Default shall occur under this clause (g)(ii) to the extent that the Borrower has replaced or is replacing such Major Project Participant with a Replacement Contractor, in each case in accordance with the Replacement Contract Conditions or (y) in the case of any such Major Project Participant that is a Major Landlord, no Event of Default shall occur under this clause (g)(ii) to the extent that the events giving rise to such Event of Default affect [*****] of the Site Leases with such Major Landlord. (h) Borrower Entity Default Under Other Indebtedness. The Borrower or any other Borrower Entity shall default in the payment of any principal, interest or other amount due under any agreement or instrument evidencing, or under which the Borrower has outstanding at any time, any Indebtedness for Borrowed Money (other than the Guaranteed Loan) in an amount in excess of (x) in the case of the Borrower [*****] or (y) in the case of the Sponsor, [*****] for a period beyond the applicable grace period in the agreement or instrument evidencing such Indebtedness for Borrowed Money. (i) Unenforceability of Any Transaction Documents. Any Transaction Document (other than Project Documents that are not Major Project Documents, unless the invalidity, illegality, voidance, unenforceability or lack, of force and effect of such Project Document has or could be reasonably expected to have a Material Adverse Effect) becomes invalid, illegal, void or unenforceable or ceases to be in full force and effect unless (x) such Major Project Document is a Replaceable Contract and the Borrower is diligently pursuing the replacement thereof, and such Replaceable Contract is actually replaced in accordance with the Replacement Contract Conditions or (y) such Major Project Document is a Site Lease with a Major Landlord, in which case no Event of Default shall occur under this clause (i) to the extent that the events giving rise to such Event of Default affect [*****] of the Site Leases with such Major Landlord. (j) Termination of Major Project Documents. Any Major Project Document is terminated (other than upon expiration in accordance with its terms when fully performed); provided that (x) in the case of any such Major Project Document, no Event of Default shall occur under this clause (j) to the extent that the Borrower has replaced or is replacing such Major Project Document with a Replacement Contract, in each case in accordance with the Replacement Contract Conditions or (y) in the case of any such Major Project Document that is a Site Lease with a Major Landlord, no Event of Default shall occur under this clause (j) to the extent that the events giving rise to such Event of Default affect [*****] of the Site Leases with such Major Landlord. (k) Security Interests. Any of the Security Documents shall fail in any respect to provide the Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be

79 Project Swift – Loan Guarantee Agreement created thereby (including the priority intended to be created thereby), or such Lien shall fail to have the priority contemplated therefor in such Security Documents, or any such Security Document or Lien shall cease to be in full force and effect, or the validity thereof or the applicability thereof to the Advances, the Note Obligations or any other obligations purported to be secured or guaranteed thereby or any part thereof shall be disaffirmed by or on behalf of any Borrower Entity or any other Person party thereto (other than the Secured Parties). (l) Required Approvals. (i) The Borrower’s Systemic breach or failure, whether directly or through its contractors or service providers, to comply with their Required Approvals. (ii) The Systemic failure by the Borrower to obtain, renew, or maintain any Required Approval; (iii) The Systemic rescission, termination, suspension, withdrawal, invalidity or cessation of effects of Required Approvals (or commencement of procedures by or before any Governmental Authority therefor); (iv) Any Required Approval shall be modified without the prior consent of the Guarantor and, with respect to any Required Approval other than a Required Approval obtained pursuant to any Environmental Laws, such modification has had or can be reasonably expected to have a Material Adverse Effect. (m) Bankruptcy; Insolvency; Dissolution. (i) Involuntary Bankruptcy; Etc. The commencement of an Insolvency Proceeding against any Borrower Entity or Major Project Participant and such proceeding continues undismissed for [*****]; (ii) Voluntary Bankruptcy; Etc. The institution by any Borrower Entity or Major Project Participants of any Insolvency Proceeding, or the admission by it in writing of its inability to pay its Indebtedness generally as it becomes due or its general failure to pay its Indebtedness as it becomes due, or any other event has occurred that under any Applicable Law would have an effect analogous to any of those events listed above, or any action is taken by any such Person for the purpose of effecting any of the foregoing; or (iii) Dissolution. The dissolution of any Borrower Entity or Major Project Participant; provided that in the case of any such Major Project Participant that is not an Affiliate of the Borrower, no Event of Default shall occur under this Section 10.01(m) to the extent that the Borrower is diligently pursuing the replacement thereof, and such Replaceable Contract is actually replaced in accordance with the Replacement Contract Conditions. (n) Attachment. An attachment or analogous process is levied or enforced upon or issued against any of the assets of the Borrower or any other Collateral which (i) is in excess of [*****] or (ii) has or could reasonably be expected to have a Material Adverse Effect. (o) Judgments. One or more Governmental Judgments shall be entered against the Borrower and such Governmental Judgments have not been vacated, discharged or stayed or bonded pending appeal within [*****] of the occurrence thereof, and the aggregate amount of all such judgments outstanding at any time (except to the extent any applicable insurer(s) have acknowledged liability therefor) exceeds [*****].

80 Project Swift – Loan Guarantee Agreement (p) Environmental Matters. To the extent it has had or is reasonably expected to have a Material Adverse Effect, (i) any Action alleging violation of any Environmental Law or asserting any Environmental Claim has been threatened in writing or instituted against any Borrower Entity or in relation to the Project, or (ii) any Governmental Judgment imposing a penalty, monetary damages, remediation requirements or restrictions of operations of the Project is issued relating to any violation of Environmental Law, violation of the terms or conditions of any Required Approval issued under any Environmental Law or restricting the use of any such Required Approval in any material respect, and such Action or Governmental Judgment is not (x) dismissed within [*****] of institution, including as a result of satisfaction of any judgment or settlement of any claim that does not otherwise result in an Event of Default hereunder; or (y) diligently contested or appealed by the applicable Borrower Entity in accordance with Permitted Contest Conditions within [*****] of institution; provided that to benefit from the cure periods described above, in any such case, the Borrower shall have timely notified the Guarantor of such Action or Governmental Judgment and consulted in good faith with the Guarantor with respect to its intended response. (q) Event of Loss. At least [*****] of the Charging Stalls owned by the Borrower are destroyed or become permanently inoperative as a result of one or more Events of Loss and are not fully covered by insurance or other compensation or, if fully covered, are not repaired or restored with Loss Proceeds within any time periods required under Section 7.04 (Event of Loss). (r) Change of Control. Any Change of Control shall occur which is not otherwise permitted by the terms of the Financing Documents or consented to by the Guarantor. (s) Prohibited Persons. Any Borrower Entity, any other Major Project Participant or any Person that Controls any of the foregoing Persons shall be or shall have become a Prohibited Person. (t) ERISA Events. An ERISA Event shall have occurred that, individually or when aggregated with any other then existing ERISA Event, results in or could reasonably be expected to result in liability to any Borrower Entity or its ERISA Affiliate in excess of (x) in the case of the Borrower [*****] or (y) in the case of the Sponsor or any other ERISA Affiliate, [*****]. (u) Certain Governmental Action. Any Governmental Authority shall (i) lawfully condemn or assume custody of all of the property or assets (or a substantial part thereof) of the Borrower; or (ii) take lawful action to displace the management of, or expropriation or other taking of the Equity Interests in, the Borrower. (v) Abandonment or Suspension of Project. (i) The Borrower shall materially deviate, agree in writing to materially deviate, or make any public statements regarding its intention to materially deviate, from the intended Project purpose, or take any action that could be deemed a material deviation therefrom. (ii) The Borrower shall abandon, or suspend, agree in writing to abandon or suspend, or make any public statements regarding its intention to abandon or suspend, the Project, as a whole or a substantial part thereof, or take any action that could be deemed an “abandonment,” or “suspension;” provided, however, that no Event of Default shall arise under this Section 10.01(v) if such suspension occurred solely as a result of a Force Majeure Event and the Borrower is diligently performing the actions necessary to end such suspension. (w) Compliance with Sanctions and Anti-Money Laundering Laws. (i) The making of any Advances or the use of the proceeds thereof shall violate any Sanctions or Anti-Corruption Laws.

81 Project Swift – Loan Guarantee Agreement (ii) Any failure by any Borrower Entity or any other Major Project Participant to comply with Sanctions, Anti-Money Laundering Laws, anti-terrorism laws, Anti-Corruption Laws. (x) Material Adverse Effect. Any event or condition that has had or could be reasonably expected to have a Material Adverse Effect shall occur and be continuing. (y) Federal Funding. Any Borrower Entity shall use any other Federal Funding to pay any Project Costs or to repay the Guaranteed Loan after the Effective Date (including the use of other funds guaranteed by the U.S. federal government). (z) Eligible Project. Any Borrower Entity shall commit any act or omission that would cause the Project not to be an Eligible Project. (aa) [*****]. [*****]. (bb) [*****]. [*****]. (cc) Termination of Site Leases. As of any date, Site Leases covering more than 50% of the greatest number of Charging Stalls operated by the Borrower at any time since the Effective Date have been terminated or expired in accordance with their terms and the Replacement Stall Conditions have not been satisfied with respect to such terminated or expired Site Leases. For the avoidance of doubt, each clause of this Section 10.01 shall operate independently, and the occurrence of any such event shall constitute an Event of Default. Section 10.02 Remedies; Waivers. (a) Upon the occurrence of and during the continuance of an Event of Default, the Guarantor or the Collateral Agent may exercise any one or more of the rights and remedies set forth below: (i) declare all or any portion of the indebtedness and obligations of every type or description owed by the Borrower to the Guarantor and FFB under this Agreement and each other Financing Document to be immediately due and payable, and the same shall thereupon be immediately due and payable; (ii) exercise any rights and remedies available under the Financing Documents, including, without limitation, the Guarantor’s right to prevent access to or prevent the operation by the Borrower of the Project or any of the Collateral; (iii) exercise any rights and remedies required under the Program Requirements to allow the Guarantor to complete, maintain, operate, lease or otherwise dispose of the Project and any Collateral and otherwise protect the interests of the United States or its public interests; (iv) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due and thereafter to become due under the Financing Documents or to enforce performance of any obligation of the Borrower under the Financing Documents; (v) (A) refuse, and the Secured Parties shall not be obligated, to make any further Advances; and (B) reduce the Loan Commitment Amount to zero Dollars;

82 Project Swift – Loan Guarantee Agreement (vi) take those actions necessary to perfect and maintain the Liens of the Security Documents pursuant to which assets have been pledged as collateral for the repayment under the Financing Documents; (vii) set off and apply such amounts to the satisfaction of the Note Obligations under all of the Financing Documents, including any moneys of the Borrower on deposit with any Secured Party; and/or (viii) without limiting or being limited by any of the foregoing, draw upon any Acceptable Credit Support issued pursuant to any Financing Document in accordance with its terms, and apply such funds to the payment of the Note Obligations. (b) Upon the occurrence of an Event of Default referred to in Section 10.01(m) (Bankruptcy; Insolvency; Dissolution), (i) all Loan Commitment Amounts shall automatically be reduced to zero Dollars; and (ii) each Advance made under the Note, together with interest accrued thereon and all other amounts due under the Note, this Agreement and the other Financing Documents, shall immediately mature and become due and payable, without any other presentment, demand, diligence, protest, notice of acceleration, or other notice of any kind, all of which the Borrower hereby expressly waives. (c) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Financing Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Financing Document upon the occurrence and during the continuance of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. (d) In order to entitle the Guarantor to exercise any remedy reserved to the Guarantor in this Agreement, it shall not be necessary to give any notice, other than such notice as may be required in this Agreement or any other Financing Document or under Applicable Law. (e) If any proceeding has been commenced to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Guarantor or FFB, then, in every such case subject to any determination in such proceeding, (i) the parties hereto shall be restored to their respective former positions hereunder; and (ii) thereafter, all rights and remedies of the Guarantor or FFB, as the case may be, shall continue as though no such proceeding had been instituted. (f) the Guarantor shall have the right, to be exercised (or not) in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by the Guarantor and delivered to the other parties hereto. Any such waiver may be effected only in writing duly executed by the Guarantor, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence that occurs subsequent to the date of such waiver. (g) Upon the occurrence and during the continuation of any Default, in the event that the Borrower fails to procure or maintain (or cause to be procured and maintained) the Required Insurance, the Guarantor may (but shall not be obligated to) procure the Required Insurance and pay the premiums in connection therewith and all amounts so paid by the Guarantor shall become an additional Note Obligation owed by the Borrower to the Guarantor, and the Borrower shall forthwith pay any such

83 Project Swift – Loan Guarantee Agreement amounts to the Guarantor, together with interest on such amounts at the Late Charge Rate from the date so paid. Section 10.03 Accelerated Advances. Upon the delivery of a notice of acceleration, the accelerated amount due and payable under the Note shall be the Prepayment Price (as defined in and determined pursuant to the Note) under the Note. ARTICLE XI MISCELLANEOUS Section 11.01 Waiver and Amendment. (a) No failure or delay by the Guarantor or the other Secured Parties in exercising any right, power or remedy shall operate as a waiver thereof or otherwise impair any rights, powers or remedies of the Secured Parties. No single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other legal right, power or remedy. (b) The rights, powers or remedies provided for herein are cumulative and are not exclusive of any other rights, powers or remedies provided by law or in any other Transaction Document. The assertion or employment of any right, power or remedy hereunder, or otherwise, shall not prevent the concurrent assertion of any other right, power or remedy. (c) Except as otherwise provided herein, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing and executed by the Borrower and the Guarantor. (d) Any amendment to or waiver of this Agreement or any other Transaction Document or any provision hereof or thereof that constitutes a “modification” (as defined in Section 502(9) of FCRA) that increases the amount of the Credit Subsidy Cost (as calculated in accordance with FCRA and OMB Circulars A-11 and A-129) shall, at the Guarantor’s discretion, be conditioned upon (i) payment of any increase to the Credit Subsidy Cost by the Borrower or (ii) the availability to the Guarantor of funds appropriated by the U.S. Congress to meet any such increase.

84 Project Swift – Loan Guarantee Agreement Section 11.02 Right of Set-Off. In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Secured Party is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other Indebtedness at any time held or owing by such Secured Party (including by any branches and agencies of such Secured Party wherever located) to or for the credit or the account of the Borrower against and on account of the Note Obligations and liabilities of the Borrower to such Secured Party under this Agreement or any other Financing Document. Each of the Guarantor, FFB and each subsequent holder of the Note or any portion of the Note shall promptly notify the Borrower after any such set-off and application made by it; provided that the failure to give such notice shall not affect the validity of such set-off and application. Section 11.03 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Financing Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith (including any Master Advance Notice) shall survive the execution and delivery of this Agreement and the making of the Advances under the Funding Agreements. Section 11.04 Notices. Except to the extent otherwise expressly provided herein or as required by Applicable Law, any communications, including any notices, between or among the parties to the Financing Documents shall be provided using the addresses listed in Schedule 11.04 (Notices), and shall be in writing and shall be considered as properly given: (a) if delivered in person; (b) if sent by overnight delivery service for domestic delivery or international courier for international delivery; (c) in the event overnight delivery service or international courier service is not readily available, if mailed by first class mail (or airmail for international delivery), postage prepaid, registered or certified with return receipt requested; or (d) if transmitted by electronic mail, to the electronic mail address set forth in Schedule 11.04 (Notices). Notice so given shall be effective upon delivery to the addressee, except that communication or notice so transmitted by direct written electronic means shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the following Business Day) on which it is validly transmitted if transmitted before 5:00 p.m. (District of Columbia time), recipient’s time, and if transmitted after that time, on the next following Business Day. Any party has the right to change its address for notice under any of the Financing Documents to any other location by giving prior written notice to each of the other parties in the manner set forth hereinabove. Section 11.05 Severability. In case any one or more of the provisions contained in any Financing Document should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall engage the parties to the Financing Documents to enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

85 Project Swift – Loan Guarantee Agreement Section 11.06 Judgment Currency. To the extent applicable, the Borrower shall, to the fullest extent permitted under Applicable Law, indemnify the Guarantor and FFB against any loss incurred by the Guarantor or FFB, as the case may be, as a result of any judgment or order being given or made for any amount due to the Guarantor or FFB hereunder or under any other Financing Document and such judgment or order being expressed and to be paid in a currency (the “Judgment Currency”) other than Dollars (the “Currency of Denomination”) and as a result of any variation between (a) the rate of exchange at which amounts in the Currency of Denomination are converted into Judgment Currency for the purpose of such judgment or order, and (b) the rate of exchange at which the Guarantor or FFB would have been able to purchase the Currency of Denomination with the amount of the Judgment Currency actually received by the Guarantor or FFB, as the case may be, had the Guarantor or FFB, as the case may be, utilized the amount of Judgment Currency so received to purchase the Currency of Denomination as promptly as practicable upon receipt thereof. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant Currency of Denomination that are documented and reasonable in light of market conditions at the time of such conversion. Section 11.07 Indemnification. (a) In addition to any and all rights of reimbursement, indemnification, subrogation or any other rights pursuant to this Agreement or under law or in equity, the Borrower shall pay, and shall protect, indemnify and hold harmless the Guarantor, FFB, each other governmental agency and instrumentality of the United States, each other holder of the Note or any portion thereof, each Secured Party, and each of their respective officers, directors, employees, representatives, attorneys, advisors and agents (each, an “Indemnified Party”), on an after-tax basis, from and against (and shall reimburse each Indemnified Party as the same are incurred) any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements incurred by any of them (each, an “Indemnified Liability”), to which such Indemnified Party may become subject arising out of or relating to any or all of the following: (i) the execution or delivery of this Agreement, the Term Sheet, any Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the enforcement or preservation of any rights under this Agreement, any Transaction Document or any agreement or instrument prepared in connection herewith or therewith, (iii) any Guaranteed Loan or the use or proposed use of the proceeds thereof, (iv) any Environmental Claim relating to any Borrower Entity or any of their Subsidiaries, Affiliates or predecessors, the Project or any actual or alleged presence or Release of Hazardous Substance at, on, in, under, migrating to or from or originating from any property owned, occupied or operated by any Borrower Entity or any of their Subsidiaries, Affiliates or predecessors, including any at, in, on, under, migrating to or from, originating from or relating to any operations at the Project, or any environmental liability related in any way to any Borrower Entity or any of their Subsidiaries, Affiliates or predecessors or their respective owned, occupied, or operated properties arising out of or relating to the Project, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by any third party or by the Borrower or any of its Affiliates or otherwise, and regardless of whether any Indemnified Party is a party thereto, such items (i) through (v) including, to the extent permitted by Applicable Law, the fees, disbursements and other charges of counsel and third-party consultants to such Indemnified Party incurred in connection with any investigation, litigation or other proceeding or in connection with enforcing the provisions of this Section 11.07; provided that the Borrower shall not have any obligation under this Section 11.07 to any Indemnified Party with respect to Indemnified Liabilities to the extent they arise from the gross negligence or willful misconduct of such Indemnified Party (as determined pursuant to a final, Non-Appealable judgment by a court of competent jurisdiction). Any claims under

86 Project Swift – Loan Guarantee Agreement this Section 11.07 in respect of any Indemnified Liabilities are referred to herein, collectively, as “Indemnity Claims”. (b) All sums paid and costs and expenses (including, without limitation, attorneys’ fees and expenses) incurred by any Indemnified Party with respect to any matter indemnified hereunder shall be (i) immediately due and payable upon demand, (ii) added to the Note Obligations and (iii) secured by the Security Documents. (c) Each Indemnified Party within [*****] after the receipt by it of notice of the commencement of any action for which indemnity may be sought by it, or by any Person controlling it, from the Borrower on account of the agreements contained in this Section 11.07, shall notify the Borrower in writing of the commencement thereof, but the failure of such Indemnified Party to so notify the Borrower of any such action shall not release the Borrower from any liability that it may have to such Indemnified Party. (d) To the extent that the undertaking in the preceding clauses of this Section 11.07 may be unenforceable because it is violative of any law or public policy, and to provide for just and equitable contribution in the event of any such unenforceability (other than due to application of this Section 11.07), the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under Applicable Law to the payment and satisfaction of such undertakings. (e) The provisions of this Section 11.07 shall survive the Release Date, the foreclosure under the Security Documents and satisfaction or discharge of the Note Obligations and shall be in addition to any other rights and remedies of any Indemnified Party. (f) Any amounts payable by the Borrower pursuant to this Section 11.07 shall be payable within the later to occur of (i) [*****] after the Borrower receives an invoice for such amounts from any applicable Indemnified Party, and (ii) [*****] prior to the date on which such Indemnified Party expects to pay such costs on account of which the Borrower’s indemnity hereunder is payable, and if not paid by such applicable date shall bear interest at the Late Charge Rate from and after such applicable date until paid in full. (g) The Borrower shall be entitled, at its expense, to participate in the defense of any Indemnity Claim; provided that such Indemnified Party shall have the right to retain its own counsel, at the Borrower’s expense, and such participation by the Borrower in the defense thereof shall not release the Borrower of any liability that it may have to the applicable Indemnified Party. Any Indemnified Party against whom any Indemnity Claim is made shall be entitled, after consultation with the Borrower and upon consultation with legal counsel wherein such Indemnified Party is advised that such Indemnity Claim is meritorious, to compromise or settle any such Indemnity Claim. Any such compromise or settlement shall be binding upon the Borrower for purposes of this Section 11.07. (h) Upon payment of any Indemnity Claim by the Borrower pursuant to this Section 11.07, the Borrower, without any further action, shall be subrogated to any and all claims that the applicable Indemnified Party may have relating thereto, and such Indemnified Party shall at the request and expense of the Borrower cooperate with the Borrower and give at the request and expense of the Borrower such further assurances as are necessary or advisable to enable the Borrower vigorously to pursue such claims. (i) Notwithstanding any other provision of this Section 11.07, the Borrower shall not be entitled to (i) notice, (ii) participation in the defense of, (iii) consent rights with respect to any compromise or settlement or (iv) subrogation rights, in each case except as otherwise provided for

87 Project Swift – Loan Guarantee Agreement pursuant to this Section 11.07 with respect to any action, suit or proceeding against the Borrower or any other Borrower Entity. (j) No Indemnified Party shall be obliged to pursue first any recovery under any other indemnity or reimbursement obligation before seeking recovery under the indemnification and reimbursement obligations of the Borrower under this Agreement. Section 11.08 Limitation on Liability. No claim shall be made by the Borrower or any of its Affiliates against any Secured Party or any of their Affiliates, directors, employees, attorneys or agents, including the DOE Consultants, for any special, indirect, incidental, consequential or punitive damages (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Financing Documents or any act or omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor. Section 11.09 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. (b) The Borrower may not assign or otherwise transfer (whether by operation of law or otherwise) any of its rights or obligations under this Agreement or under any other Financing Document without the prior written consent of the Guarantor and, in the case of any Funding Agreement, FFB. (c) FFB may assign any or all of its rights, benefits and obligations under the Financing Documents and with respect to the Collateral in accordance with the provisions of the Funding Agreements; provided that upon any such assignment of rights, benefits or obligations to any third party that is not the United States or any governmental agency or instrumentality thereof, FFB shall provide the Borrower with notice of such assignment; provided further that such assignee, by accepting the benefits of this Agreement and the Financing Documents, (i) hereby irrevocably designates and appoints the Guarantor to act as its agent hereunder and under the Financing Documents, (ii) hereby irrevocably authorizes the Guarantor to take such action on its behalf under the provisions of this Agreement and the other Financing Documents and to exercise such powers and perform such duties as are necessary or appropriate, as determined by the Guarantor, under the Financing Documents and (iii) hereby authorizes the Guarantor to enter into all such amendments or modifications of any Financing Document on behalf of such assignee and or grant all waivers as are necessary or appropriate, as determined by the Guarantor, under the Financing Documents (other than amendments to the Note, which amendments shall also require the consent of such assignee); provided further that (A) neither the Guarantor nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (I) liable to any assignee for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Financing Document or (II) responsible in any manner to any assignee for any recitals, statements, representations or warranties made by the Borrower, any other Borrower Entity or any of their respective officers contained in this Agreement or any other Financing Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Guarantor under or in connection with, this Agreement or any other Financing Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Document, or for any failure of the Borrower or any other Borrower Entity, to the extent it is a party hereto or thereto, to perform its obligations hereunder or thereunder; and (B) the Guarantor may conclusively rely upon information supplied by FFB or such assignee in taking any action, or exercising any rights, in accordance with the terms of this Section 11.09.

88 Project Swift – Loan Guarantee Agreement Section 11.10 FFB Right to Sell Guaranteed Loan. FFB may from time to time sell or otherwise grant participations in any or all of its rights and obligations under the Financing Documents and with respect to the Collateral without the consent of the Borrower or any Collateral Agent; provided that, notwithstanding the foregoing, following the grant of any participation, FFB shall continue to remain fully liable for its duties and obligations hereunder and under the Note and the Borrower and the Secured Parties shall continue to deal solely and directly with FFB in connection with FFB’s rights and obligations under this Agreement and the other Transaction Documents. Section 11.11 Further Assurances and Corrective Instruments. (a) The Borrower shall, upon the written request of the Guarantor, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such additional documents or other instruments and shall take or cause to be taken such additional actions as may be necessary in the Guarantor’s judgment to: (i) cause the Financing Documents to be properly executed, binding and enforceable in all relevant jurisdictions; (ii) perfect and maintain the priority of the Secured Parties’ security interest in all Collateral; (iii) enable the Secured Parties to preserve, protect, exercise and enforce all other rights, remedies or interests granted or purported to be granted under the Financing Documents; and (iv) otherwise effectuate the intention or carry out the purposes of the Transaction Documents. (b) The Borrower may submit to the Guarantor written requests for the parties to enter into, execute, acknowledge and deliver amendments or supplements hereto; it being understood that the Guarantor shall be permitted to approve or reject all such requests in its discretion. Section 11.12 Reinstatement. Where any discharge is made in whole or in part, or any arrangement is made on the faith of, any payment, security or other disposition which is avoided or must be repaid, whether upon the insolvency, bankruptcy, liquidation or other similar proceeding of the Borrower or otherwise, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Borrower’s obligations hereunder, or any part thereof, is, pursuant to Applicable Laws, rescinded or reduced in amount, or must otherwise be restored or returned by any Secured Party. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. Section 11.13 Governing Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS AGREEMENT THAT THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION; PROVIDED, HOWEVER, THAT (A) DOCUMENTS TO WHICH FFB IS A PARTY SHALL HAVE THE GOVERNING LAW REQUIRED BY FFB AND (B) THE SECURITY DOCUMENTS SHALL HAVE THE GOVERNING LAW APPROPRIATE, AS DETERMINED BY THE GUARANTOR, TO PERFECT THE SECURITY INTEREST GRANTED IN THE APPLICABLE SECURITY DOCUMENT. (b) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING

89 Project Swift – Loan Guarantee Agreement OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS. Section 11.14 Submission to Jurisdiction; Etc. By execution and delivery of this Agreement, the Borrower irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement or any other Financing Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States for the District of Columbia; (ii) the courts of the United States in and for the Southern District of New York in New York County; (iii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found; (iv) the state courts of the District of Columbia and New York County; and (v) appellate courts from any of the foregoing; (b) consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) [Reserved]; (d) agrees that nothing herein shall (i) affect the right of any Secured Party to effect service of process in any other manner permitted by law, or (ii) limit the right of any Secured Party to commence proceedings against or otherwise sue the Borrower or any other Person in any other court of competent jurisdiction nor shall the commencement of proceedings in any one or more jurisdictions preclude the commencement of proceedings in any other jurisdiction (whether concurrently or not) if, and to the extent, permitted by the Applicable Laws; and (e) agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Borrower’s obligation.

90 Project Swift – Loan Guarantee Agreement Section 11.15 Entire Agreement. This Agreement and the other Financing Documents, including any agreement, document or instrument attached hereto or thereto or referred to herein or therein, integrates all the terms and conditions mentioned herein or incidental to this Agreement and the other Financing Documents and supersedes all prior oral negotiations, agreements and understandings of the parties to this Agreement and the other Financing Documents in respect to the subject matter of this Agreement and the other Financing Documents made prior to the date hereof. Section 11.16 Benefits of Agreement. Nothing in this Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors and permitted assigns hereunder or thereunder, any benefit or any legal or equitable right or remedy under this Agreement. FFB is an intended third party beneficiary of, with enforceable rights and remedies under this Agreement, in respect of those provisions in Article III (Payments; Prepayments), Article V (Conditions Precedent), and this Article XI that refer to rights of or payments to FFB; provided that in the event of any conflict between any provision of this Agreement and the Note or the Note Purchase Agreement, as between FFB and the Borrower, the terms of the Note and the Note Purchase Agreement shall govern. Section 11.17 Headings. Paragraph headings have been inserted in the Financing Documents as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of the Financing Documents and shall not be used in the interpretation of any provision of the Financing Documents. Section 11.18 Counterparts; Electronic Signatures. (a) This Agreement may be executed in counterparts of the parties hereof, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. (b) Delivery of an executed signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. Except to the extent Applicable Law would prohibit the same, make the same unenforceable or affirmatively requires a manually executed counterpart signature, (i) the delivery of an executed counterpart of a signature page of this Agreement in Electronic Format by email or any other electronic means approved by the Guarantor in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Agreement, and (ii) if agreed by the Guarantor in writing (which may be via email) with respect to this Agreement, the delivery of an executed counterpart of a signature page of this Agreement by electronic means that types in the signatory to a document as a “conformed signature” from an email address approved by the Guarantor in writing (which may be via email) shall be as effective as the delivery of a manually executed counterpart of this Agreement. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” has the meaning assigned to it by 15 U.S.C. §7006, as it may be amended from time to time.

91 Project Swift – Loan Guarantee Agreement Section 11.19 No Partnership; Etc. The Secured Parties and the Borrower intend that the relationship between them shall be solely that of creditor and debtor. Nothing contained in this Agreement or in any other Financing Document shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by, between or among the Secured Parties and the Borrower or any other Person. The Secured Parties shall not be in any way responsible or liable for the indebtedness, losses, obligations or duties of the Borrower or any other Person with respect to the Project or otherwise. All obligations to pay Real Property or other taxes, assessments, insurance premiums, and all other fees and expenses in connection with or arising from the ownership, operation or occupancy of the Project or any other assets and to perform all obligations under the agreements and contracts relating to the Project or any other assets shall be the sole responsibility of the Borrower. Section 11.20 Independence of Covenants. All covenants hereunder and under the other Financing Documents shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 11.21 Marshaling. Neither the Guarantor nor FFB nor any other Secured Party shall be under any obligation to marshal any assets in favor of the Borrower or any other Person or against or in payment of any or all of the Note Obligations. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

-/0 IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned. EVGO SWIFT BORROWER, LLC, a Delaware limited liability company, as Borrower By : Name: Francine Sullivan Title: Chief Legal Officer and Secretary [Signature Page to Project Swift – Loan Guarantee Agreement]

-/0 U.S. DEPARTMENT OF ENERGY, an agency of the Federal Government of the United States of America, in its own capacity and in its capacity as Guarantor By: Name: [●] Title: [●] [Signature Page to Project Swift – Loan Guarantee Agreement]

ANNEX A DEFINITIONS “Acceptable Bank” means a bank or financial institution or branch office thereof in New York, New York organized under or licensed under the laws of the United States or any state thereof, which has (a) a combined capital and surplus in excess of [*****] and (b) a rating for its long-term unsecured and unguaranteed senior Indebtedness of [*****] or higher by S&P or [*****] or higher or [*****] by Moody’s, using the lowest rating of the aforementioned three rating firms. “Acceptable Credit Support” means an Acceptable Letter of Credit or other credit support instruments acceptable to the Guarantor. “Acceptable Delivery Method” means, with respect to any certificate, document or other item required to be delivered by an Acceptable Delivery Method hereunder: (a) transmission, by an Authorized Transmitter, of such certificate, document or other item in Electronic Format, together with the Transmission Code; (b) upload to a mutually agreed file sharing site; (c) delivery of a manually executed original of such certificate, document or other item; or (d) such other delivery method as the Borrower and the Guarantor shall mutually agree. “Acceptable Letter of Credit” means an unconditional, irrevocable standby letter of credit, in form and substance satisfactory to the Collateral Agent (acting on the instructions of the Guarantor) issued by an Acceptable Bank and meeting the following requirements: (a) the initial expiration date thereof shall be at least [*****] beyond the date of issuance, and shall automatically renew upon its expiration (which renewal period shall be at least [*****]) unless, at least [*****] prior to any such expiration, the issuer shall provide the Collateral Agent and the Guarantor with a notice of non-renewal of such letter of credit; (b) upon receipt of any non-renewal notice, or [*****] after the issuer ceases to be an Acceptable Bank, the Collateral Agent shall be entitled to draw the entire face amount of such letter of credit (unless the Collateral Agent shall have received a replacement Acceptable Letter of Credit in accordance with the terms of the relevant Financing Document(s)); (c) the Collateral Agent, acting on behalf of the Secured Parties, shall be named sole beneficiary under such letter of credit and entitled to draw amounts thereunder pursuant to its terms; (d) with respect to any Acceptable Letter of Credit delivered in connection with any Project Account, such letter of credit shall be drawable in all cases in which the Accounts Agreement provides for a transfer of funds from such Project Account; (e) there shall be no conditions to any drawing thereunder other than the submission of a drawing request substantially in the form attached to such letter of credit; (f) no Borrower Entity shall have a reimbursement or other obligation to the issuer of such letter of credit, and the issuer shall irrevocably waive any claim or other rights against any Borrower Entity that may arise from the issuance, existence or performance of its obligations under such letter of -/0 Annex A-1 Project Swift– Loan Guarantee Agreement

credit, including any and all rights of subrogation, whether or not such claim, remedy or right arises in equity or under contract, statute or common law; and (g) such letter of credit shall be subject to International Standby Practices 1998, International Chamber of Commerce Publication No. 590, as amended, modified or supplemented and in effect from time to time and as to any matter not governed by thereby, governed by and construed in accordance with the laws of the state of New York and drawable in the United States of America. “Account Bank” has the meaning given to such term in the Accounts Agreement. “Account Control Agreement” means any account control agreement, in form and substance satisfactory to the Guarantor, by and among an Acceptable Bank, the Borrower and the Collateral Agent. “Account Funding Requirements” has the meaning given to such term in the Accounts Agreement. “Account Shortfall” has the meaning given to such term in the Accounts Agreement. “Accounts Agreement” means the Collateral Agency and Accounts Agreement entered into as of the Effective Date by and among the Borrower, the Guarantor, the Collateral Agent and the Depositary Bank. “Action” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration at law or in equity, or before or by any Governmental Authority, domestic or foreign or other regulatory body or any arbitrator. “Additional Collateral Requirements” has the meaning given to such term in Section 7.05(c) (Creation and Perfection of Security Interests). “Additional Major Project Document” means any contract entered into by any Borrower Entity subsequent to the date hereof that is necessary for or material to the operation of the Project and, with respect to any such contract that is not a Real Property Document, under which any Borrower Entity is reasonably expected to have aggregate obligations or liabilities or the right to receive payments in excess of an amount equal to [*****] of the gross annual revenues or annual expenditures of the Borrower during the applicable Fiscal Year. “Advance” means disbursements of the Guaranteed Loan by FFB to the Borrower under the Note as may be requested by the Borrower from time to time during the Availability Period. “Advance Date” means the date on which FFB makes any Advance to the Borrower. “Advance Proceeds Account” means the account of the Borrower held by the Depositary Bank, under the control of the Collateral Agent, for which Advance proceeds will be deposited in accordance with Section 2.05 (Advance Proceeds Account) of the Accounts Agreement. “Advance Proceeds DSRA Subaccount” has the meaning given to such term in the Accounts Agreement. “Advance Request Approval Notice” means the written notice from the Guarantor advising FFB that an FFB Advance Request has been approved by or on behalf of the Guarantor. “Advance Test” means a test that will be failed with respect to any DST Calculation Period if the Debt to EBITDA Ratio for such DST Calculation Period exceeds: [*****].

(a) for DST Calculation Periods ended on or prior to the [*****] of the Testing Trigger Date, [*****]; (b) for DST Calculation Periods ending after the [*****] of the Testing Trigger Date, and on or prior to the [*****] of the Testing Trigger Date, [*****]; (c) for DST Calculation Periods ending after the [*****] of the Testing Trigger Date, and on or prior to [*****], [*****]; and (d) for DST Calculation Periods ending [*****], [*****]. “Affiliate” means, as applied to any Person, (a) any other Person directly or indirectly controlling, controlled by, or under common control with, that Person; and (b) in addition, in the case of any Person that is an individual, each member of such Person’s immediate family, any trusts or other entities established for the benefit of such Person or any member of such Person’s immediate family and any other Person controlled by any of the foregoing. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote ten percent or more of the securities having ordinary voting power for the election of directors of such Person; or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. “Agreement” has the meaning given to such term in the preamble hereto. “ALTA” means the American Land Title Association headquartered in Washington D.C. “ALTA Mortgage Loan Policy” means each ALTA extended coverage loan policy with full up-front mechanic’s lien coverage to be issued by the Title Company, with such endorsements and in form and substance satisfactory to the Guarantor, with such coinsurers or reinsurers as may be reasonably acceptable to the Guarantor, in an amount reasonably acceptable to the Guarantor in its sole discretion, insuring, commencing no later than the Effective Date, that each Mortgage creates a first and prior Lien on Borrower’s right, title and interest in a Site, subject only to Permitted Liens. “ALTA Survey” means the ALTA survey prepared by the Title Company and satisfactory to the Guarantor. “Amortization Schedule” means the amortization schedule set forth in the Note. “Annual Environmental Report” has the meaning given to such term in Section 8.02(f) (Environmental Reports). “Annual Reporting Date” means the date that is [*****] of the Borrower. “Anti-Corruption Laws” means all laws concerning or relating to anti-bribery, anti-corruption, and anti-kickback matters in the public or private sector, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar laws. “Anti-Money Laundering Laws” means the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the PATRIOT Act, the Anti-Money Laundering Act of 2020, the Money Laundering Control Act, the rules and regulations thereunder, applicable U.S. Executive Orders, and any other Applicable Laws relating to money laundering, terrorist financing, or financial recordkeeping and recording requirements administered or enforced by any United States of America or Canada governmental agency, or any other jurisdiction in which any Borrower Entity operates or conducts business.

“Applicable Law” means, with respect to any Person, any constitution, statute, law, rule, regulation, code, ordinance, treaty, judgment, order or any published directive, guideline, requirement or other governmental rule or restriction which has the force of law, by or from a court, arbitrator or other Governmental Authority having jurisdiction over such Person or any of its properties, whether in effect as of the date of this Agreement or as of any date hereafter. “Applicable Regulations” means the final regulations with respect to Title XVII, at 10 C.F.R. Part 609, and any other applicable regulations from time to time promulgated to implement Title XVII. “Application” has the meaning given to such term in the preliminary statements. “Assignment and Contribution Agreement” has the meaning assigned thereto in the Contribution Agreement. “Authorized Transmitter” means, with respect to delivery of documentation: (a) by any Borrower Entity to the Guarantor, the list ofany individuals designated as Authorized Transmitters set forth in the relevant certificate delivered pursuant to Section 5.01(h) (Organizational Documents; Officer Certificate) or notified from time to time by an Authorized Transmitter or a Responsible Officer of the Borrower to the Guarantor in accordance with Section 11.04 (Notices); and (b) by the Borrower to FFB, each of the individuals listed on thea Certificate Specifying Authorized Borrower Officials. “Availability Period” means the period commencing on the date all conditions precedent set forth in Section 5.01 (Conditions Precedent to the Effective Date) herein shall have been satisfied or waived in full until and including the earliest of: (a) the date that is five years from First Advance Date; (b) August 31, 2031; and (c) the date of termination of obligations to disburse any undisbursed amounts of the Guaranteed Loan following the occurrence of an Event of Default. “Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq, as amended. “Base Case Financial Model” means financial projections and underlying assumptions in excel form, prepared by the Borrower in good faith and in consultation with the Guarantor, in accordance with the Transaction Documents, that are set forth on a quarterly basis, to a date falling no earlier than [*****] after the Maturity Date, which projections (a) are consistent with the latest Project Plans approved by the Guarantor; (b) include projected Historical Debt Service Coverage Ratio and all other financial covenants from the First Principal Payment Date until the Maturity Date; and (c) demonstrates compliance with the Debt Sizing Parameters. References to “Base Case Financial Model” refer to the Original Base Case Financial Model, the Effective Date Base Case Financial Model or, any Quarterly Base Case Financial Model Update or any updated Base Case Financial Model delivered pursuant to Section 8.02(a)(ii) (Annual Reports). “Base Equity Commitment” has the meaning given to such term in the Sponsor Support Agreement. “Board” means the Board of Governors of the Federal Reserve System of the United States (or any successor). “Borrower” has the meaning given to such term in the preamble hereto.

“Borrower Entity” means each of the Borrower, the Direct Parent, the Sponsor and any Major Project Participant that is an Affiliate of the Borrower. “Borrower Instruments” has the meaning given to such term in Section 3.2 (Borrower Instruments) of the Note Purchase Agreement. “Broker’s Letter of Undertaking” means each letter delivered or to be delivered by the Borrower’s insurance broker to the Guarantor, substantially in the form set out Exhibit M (Form of Broker’s Letter of Undertaking) or any other form acceptable to the Guarantor. “Business Day” means any day on which FFB and the Federal Reserve Bank of New York are both open for business. “Capital Expenditures” means all expenditures that should be capitalized in accordance with the GAAP. “Capital Lease” means, for any Person, any lease of (or other agreement conveying the right to use) any property of such Person that would be required, in accordance with the GAAP, to be capitalized and accounted for as a capital lease on a balance sheet of such Person. “Cash Equivalents” means any of the following, to the extent owned by the Borrower free and clear of all Liens (other than Liens created under the Security Documents): (a) direct obligations of the United States (including obligations issued or held in book-entry form on the books of the United States Department of the Treasury) or obligations, the timely payment of principal and interest of which is fully guaranteed by the United States maturing not more than [*****] from the date of the creation thereof; (b) obligations, debentures, notes or other evidence of Indebtedness issued or guaranteed by any agency or instrumentality of the United States maturing not more than 180 days from the date of the creation thereof; (c) interest-bearing demand or time deposits (including certificates of deposit) that are held in banks with a general obligation rating of not less than [*****] by S&P or the equivalent rating by Moody’s, or if not so rated, secured at all times, in the manner and to the extent provided by law, by Collateral described in clause (a) or (b) of this definition, of a market value of no less than the amount of moneys so invested maturing not more than [*****] from the date of the creation thereof; (d) commercial paper rated (on the date of acquisition thereof) at least [*****] or [*****] or equivalent by S&P or Moody’s, respectively (or an equivalent rating by another nationally recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating commercial paper), maturing not more than 90 days from the date of creation thereof; (e) money market funds, so long as such funds are rated [*****] by Moody’s and [*****] by S&P; and (f) any Advances, loans or extensions of credit or any stock, bonds, notes, debentures or other securities as the Guarantor may from time to time approve. “Cash Flow Available for Debt Service” means, for any period, an amount equal to (a) the Operating Revenue received during such period and deposited into the Revenue Account, minus (b) the amounts required to be transferred or withdrawn, during such period, from the Revenue Account pursuant to Section 2.06(c)(i) to (iii) (Revenue Account) of the Accounts Agreement.

“Cash Sweep Prepayment” has the meaning given to such term in Section 3.05(c)(vii) (Mandatory Prepayments). “Certificate Specifying Authorized Borrower Officials” has the meaning given to such term in the Note Purchase Agreement. “Change of Control” means: (a) any failure by any combination of the Ultimate Parent, [*****] and Permitted Transferees, collectively to Control, directly or indirectly, the Sponsor; (b) [*****]; (c) any failure by the Sponsor to (i) own, directly or indirectly, [*****] of the voting and economic securities of the Borrower, the Direct Parent or any other Borrower Entity or (ii) Control, directly or indirectly, the Borrower, the Direct Parent or any other Borrower Entity; (d) any member of the board of directors, or equivalent body, of any Borrower Entity being nominated or appointed by any person other than the Ultimate Parent; (e) any failure by the Direct Parent to Control and directly own [*****] of the voting and economic securities of the Borrower; (f) Any failure of any combination of Ultimate Parent, [*****] and Permitted Transferees, collectively, to directly or indirectly (which, in the case of [*****] or Permitted Transferees only, may include through majority owned and Controlled Subsidiaries) own [*****] of the voting and economic securities of the Sponsor.; (g) if any Person (other than a Qualified Public Company Shareholder or a Person holding interests through a Qualified Investment Fund) that is a Prohibited Person as of the date of acquisition acquires direct or indirect ownership of ten percent or more of the voting or economic interests in the Borrower; (h) if the Ultimate Parent ceases to be a publicly traded company, any event that results in the Ultimate Parent being Controlled by any person or affiliated group of Persons other than (i) [*****] and/or (ii) a Permitted Transferee; or (i) if the Ultimate Parent is a publicly traded company: (i) during the Availability Period, any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person or its Subsidiaries, and any person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than (i) LS Power or (ii) a Permitted Transferee, achieving: (A) the ability or power (whether pursuant to direct or indirect acquisition of the voting interest in outstanding Equity Interests of the Ultimate Parent, special authority, contract, agency or in any other manner, and including all securities that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time) to: (1) exercise voting control over more than [*****], on a fully diluted basis, of the voting interests in outstanding Equity Interests of the Ultimate Parent, that can be exercised at the general meeting of equity holders of the Ultimate Parent; (2) appoint or remove all or more than [*****] of the members of the board of directors of the Ultimate Parent; (3) control any operating or financial policies of the Ultimate Parent which are binding upon the directors or equivalent personnel of the Ultimate Parent; (4) direct the management or policies of the Ultimate Parent; or (B) the ownership of more than 33 1/3% of that part of the issued capital of the Ultimate Parent corresponding to ordinary shares or other equity interests having voting rights on a fully diluted basis; (ii) after the expiration of the Availability Period, any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, but excluding any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) other than (i) [*****] or (ii) a Permitted Transferee achieving: (A) the ability and power (whether pursuant to direct or indirect acquisition of the voting interest in outstanding equity interests of the Ultimate Parent, special authority, contract, agency or in any other manner, and including all securities that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time) to: (1) exercise voting control over more than [*****], on a fully diluted basis, of the voting interests in outstanding capital stock or other equity interest of the Ultimate Parent, that can be exercised at the general meeting of equity holders of the Ultimate Parent; (2) appoint or remove all or more than [*****] of the members of the board of directors of the Ultimate Parent; (3) control any operating or financial policies of the Ultimate Parent which are binding upon the directors or equivalent personnel of the Ultimate Parent; or (4) direct the management or policies of the Ultimate Parent; or (B) the ownership of more than [*****] of that part of the issued capital of the Ultimate Parent corresponding to ordinary shares or of other equity interests having voting rights on a fully diluted basis. “Change Order” means any change order or variation order, amendment, supplement or modification in respect of any Project Document and that affects at least [*****] of Charging Stalls. “Charger” means an electric vehicle direct current fast charger.

“Charger Model” means a model of a Charger, it being understood that immaterial design changes not having an impact on the Charger’s performance or reliability in the Borrower’s good faith reasonable judgment shall not cause a Charger to be considered a different Charger Model. “Charging Stall” means a parking space served by at least one connector of a Charger wherein one electric vehicle at one time may receive charge from a Charger; it being understood that the number of Charging Stalls at any Charging Station shall be determined by the number of electric vehicles that can simultaneously receive a charge from Chargers at the applicable Charging Station. “Charging Station” means all Charging Stalls, Chargers and ancillary equipment owned by the Borrower at a Project Site. “Closing Certificate” has the meaning given to such term in Section 5.01(i) (Closing Certificate). “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “Collateral” means all real and personal property that is subject, from time to time, to any Lien granted, or purported or intended to have been granted, pursuant to any Security Document. “Collateral Agent” means [*****], in its capacity as collateral agent for the benefit of the Secured Parties, or any successor collateral agent appointed from time to time pursuant to the Accounts Agreement. “Commercial Operation Date” shall be, with the respect to each Charging Stall, the date on which (a) a Charging Stall has been placed in service and is capable of operating commercially as evidenced by its ability to dispense energy to end users and (b) Sponsor has received Contractor Closeout Reports and Commissioning Reports from its contractors confirming that clause (a) has been satisfied. “Commissioning Report” means, with respect to any Charging Stall, a commissioning report prepared by the Sponsor’s contractors and certified by a Responsible Officer of the Sponsor pursuant to a Contribution Certificate. “Community Benefits Plan and Justice40 Annual Report” has the meaning given to such term in Section 8.02(d)(ii) (Labor and Community Benefits). “Compliance Certificate” has the meaning given to such term in Section 8.01(c) (Compliance Certificate). “Comptroller General” means the Comptroller General of the United States. “Conditional Commitment Letter” has the meaning given to it in the Preliminary Statements. “Conditions Precedent to Effective Date” has the meaning given to such term in Section 5.01 (Conditions Precedent to the Effective Date). “Constant Maturity Treasury” means the U.S. Department of Treasury’s “Constant Maturity Treasury” curve. “Construction Account” has the meaning assigned to such term in the Accounts Agreement. “Construction Contractor” means each counterparty to a Construction Contract.

“Construction Contracts” means all contracts and other documents to which the Borrower or Sponsor is a party and all related guarantees or other credit support instruments, for the design, engineering, procurement, construction, management, startup and commissioning of the Qualified Stalls. “Contest Claim” means any Tax or any Lien or other claim or payment of any nature. “Contingent Obligations” means as to any Person, any obligation of such Person with respect to any Indebtedness of any other Person in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, as a guarantee or otherwise: (a) for the purchase, payment or discharge of any such primary obligation; (b) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, including the obligation to make take or pay or similar payments; (c) to advance or supply funds; (d) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor; (e) to purchase property, securities or services primarily for the purpose of assuring the holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or (f) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof, including with respect to letter of credit obligations, swap agreements, foreign exchange contracts and other similar agreements (including agreements relating to derivative instruments);, provided, that, the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the Ordinary Course of Business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. “Contractor Closeout Report” means, with respect to any Charging Stall, a closeout report prepared by the Sponsor’s contractors and certified by a Responsible Officer of the Sponsor pursuant to a Contribution Certificate. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Contributed Assets” means (i) the Qualified Stall Assets that are contributed by the Sponsor to the Borrower pursuant to Section 1.1 (Contribution) of the Contribution Agreement and (ii) the Cure Stalls.

“Contribution Agreement” means the Contribution Agreement, dated as of December 12, 2024, by and between Sponsor and Borrower. “Contribution Certificate” means a certificate from a Responsible Officer of the Sponsor and the Borrower, substantially in the form attached hereto as Exhibit W (Form of Contribution Certificate). “Contribution Documentation” means, with respect to any Qualified Stall: (a) [*****]; “Control” means the power, directly or indirectly, to direct or cause the direction of the management or business or policies of a Person (whether through the ownership of voting securities or partnership or other ownership interests, by contract, or otherwise); and the words “Controlling,” “Controlled,” and similar constructions shall have corresponding meanings. “Copyrights” means any and all (a) copyright rights in any work subject to copyright laws of the United States or any other jurisdiction, whether as author, assignee, transferee or otherwise, including Mask Works (as defined under 17 U.S.C. § 901 of the U.S. Copyright Act) (in each case, whether registered or unregistered); (b) registrations and applications for registration of any such copyrights, including registrations, extensions, renewals recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any foreign equivalent office; and (c) other “Copyrights” as defined in the IP Security Agreement (if applicable). “Cost Overrun” means all actual aggregate Project Costs incurred after the Availability Period in excess of Scheduled Project Costs, including (a) any liquidated damages payable by the Borrower under any Project Document; (b) all debt service and other costs and expenses under the Financing Documents and (c) any amount in excess of the Project Cost projected in the Effective Date Base Case Financial Model. “CPA Compliance Agreement” means a letter agreement between the United States Maritime Administration (MARAD) and the Borrower. “CPA Goods” means any equipment, materials or commodities procured, contracted or obtained for the Project, the cost of which has been or is projected to be paid or reimbursed with proceeds of any Advance, and that may be transported by ocean vessel. “CPA Requirements” has the meaning given to such term in Section 6.27 (Cargo Preference Act). “Credit Subsidy Cost” means the “cost of a loan guarantee,” as defined in Section 502(5)(C) of FCRA. “Cure Amount” has the meaning given to such term in Section 10.01(e) (Breach of Debt Service Coverage Ratio). “Cure Stalls” means, as of any date of determination, all Qualified Stalls contributed by the Sponsor to the Borrower (other than Initial Assets), from time to time after the Effective Date, the costs of which have not been paid or reimbursed, in whole or in part, with proceeds from any Advance. “Currency of Denomination” has the meaning given to such term in Section 11.06. (Judgment Currency). “Cyber-Security Plan” has the meaning given to such term in Section 5.01(f) (Cyber-Security Plan).

“Data Protection Laws” means any and all foreign or domestic (including U.S. federal, state and local) Applicable Laws relating to the privacy, security, notification of breaches, Processing of any data or information that identifies or can be used to identify an individual, household or device, whether directly or indirectly, in each case, in any manner applicable to any Borrower Entity or any of its Subsidiaries. “Davis-Bacon Act” means Subchapter IV of Chapter 31 of Part A of Subtitle II of Title 40 of the United States Code, including and as implemented by the regulations set forth in Parts 1, 3 and 5 of title 29 of the Code of Federal Regulations. “Davis-Bacon Act Covered Contract” means any contract, agreement or other arrangement for the construction, alteration or repair (within the meaning of Section 276a of the Davis-Bacon Act and 29 C.F.R. 5.2) of all or any portion of the Project. “Davis-Bacon Act Requirements” means the requirement that all laborers and mechanics employed by contractors and subcontractors in the performance of construction work financed in whole or in part by the Guaranteed Loan shall be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with the Davis-Bacon Act, and all regulations related thereto, including those set forth in 29 CFR 5.5, and all notice, reporting and other obligations related thereto as required by the Guarantor, including the obligations under Section 7.14 (Davis-Bacon Act) and with respect to (x) any Davis-Bacon Act Covered Contract entered into following the Effective Date and prior to the First Amendment Effective Date, the inclusion of the provisions in Appendix A to Exhibit I (Davis-Bacon Act Contract Provisions) of this Agreement, prior to giving effect to the First Omnibus Amendment, and the appropriate wage determination(s) of the Secretary of Labor in each Davis-Bacon Act Covered Contract and (y) any Davis-Bacon Act Covered Contract entered into on or after the First Amendment Effective Date, the inclusion of the provisions in Exhibit I (Davis-Bacon Act Contract Provisions) and the appropriate wage determination(s) of the Secretary of Labor in each Davis-Bacon Act Covered Contract. “DBA Compliance Matter” means any deviation from compliance with the applicable Davis-Bacon Act Requirements. “DBA Compliance Matter Contractor” means the DBA Contract Party that is party to the Davis-Bacon Act Covered Contract giving rise to the DBA Compliance Matter. “DBA Contract Party” means any contractor, subcontractor (including any lower tier subcontractor) or other Person (other than the Borrower) that is party to a Davis-Bacon Act Covered Contract. “DBA Holdback Account” has the meaning given to such term in the Accounts Agreement. “DBA Holdback Amount” means the sum of (a) the aggregate amount of back wages determined from time to time by DOL, or any office thereof, as being due and payable to any employees of DBA Contract Parties as a result of any violation of the Davis-Bacon Act Requirements, whether or not such determination has become final, and which back wages have not been paid in full to such employees or determined by a final action of DOL to not be payable to such employees; and (b) any other amount otherwise required to be withheld in accordance with paragraph Appendix A to Exhibit I (Davis-Bacon Act Contract Provisions). “Debarment Regulations” means all of the following: (a) Subpart 9.4 (Debarment, Suspension, and Ineligibility) of the Federal Acquisition Regulations, 48 C.F.R. 9.400 – 9.409; (b) Subpart 909.4 (Debarment, Suspension, and Ineligibility) of the Department of Energy Acquisition Regulation, 48 C.F.R. 909.400-909.407-3; and (c) the Government-wide Debarment and Suspension (Non-procurement)

regulations (Common Rule), 2 C.F.R. 200.214 implementing Executive Orders 12549 and 12689, and 2 C.F.R. Part 180, as supplemented by 2 C.F.R. Part 901. “Debt Service” means, with respect to any period, the sum of (a) scheduled principal, interest, fees and other amounts paid or to be paid under the Financing Documents and (b) all other payments made or to be made with respect to other Indebtedness for Borrowed Money of the Borrower. “Debt Service Reserve Account” has the meaning given to such term in the Accounts Agreement. “Debt Sizing Parameters” has the meaning as set out in Section 2.07 (Determination of Advance Amounts). “Debt to EBITDA Ratio” means, for any period, the ratio of Net Debt as of the last day of such period to the Test EBITDA for such period. “Default” means any event, omission or circumstance that with the passage of time, the giving of notice or both would become an Event of Default. [*****]. “Depositary Bank” means [*****], in its capacity as depositary bank, or any successor depositary bank appointed from time to time pursuant to the Accounts Agreement. “Direct Agreement” means: (a) The Direct Agreement, dated on or about the Effective Date, by and among the Borrower, EVgo OpCo, LLC and the Collateral Agent; and (b) each consent or agreement in respect of any Major Project Document, including direct agreements or consent to assignment agreements, in each case as required under the Financing Documents, with each Major Project Participant, substantially in the form of Exhibit Z (Form of Direct Agreement), to include such consents, representations, warranties, covenants and other agreements as may be required from such Major Project Participant. “Direct Parent” means EVgo Swift Pledgor LLC, a Delaware limited liability company. “Disclosure Form to Report Lobbying” has the meaning given to such term in Section 5.01(bb) (Lobbying Certificate). “Disposal Excess Amount” has the meaning given to such term in Section 3.05(c)(vi) (Disposition of Assets). “Disposition” means, with respect to any property or assets, any single or series of related sales, transfers, conveyances, leases, licenses or other dispositions thereof, and the terms “Dispose” and “Disposed of” shall have correlative meanings; provided that the term “Disposition” shall not include the creation or existence of any Permitted Lien, so long as no ownership is transferred to any party pursuant thereto. “Distribution Account” has the meaning given to such term in the Accounts Agreement. “Distribution Suspense Account” has the meaning given to such term in the Accounts Agreement. “DOE Consultants” means, collectively, the Independent Engineer, the Insurance Consultant, the Financial Advisor, Market Consultant, White & Case LLP, as legal counsel to the Guarantor, and any other advisor, legal counsel or consultant retained by the Guarantor from time to time in connection with the Guaranteed Loan, the Project or the Transaction Documents. “DOE Default Charge” has the meaning given to such term in Section 4.01(a) (Reimbursement and Other Payment Obligations). “DOE Excess Cash Account” has the given to such term in the Accounts Agreement. “DOE Extraordinary Expenses” means, in connection with any technical, financial, legal or other difficulty experienced by the Project (e.g., engineering failure or financial workouts) that requires the Guarantor to incur time or expenses (including third party expenses) beyond standard monitoring and administration of the Financing Documents, the amounts that the Guarantor determines are required to: (a) reimburse the Guarantor for its additional internal administrative costs (including any costs to determine whether an amendment or modification would be required that could constitute a “modification” (as defined in Section 502(9) of FCRA)); and (b) any related fees and expenses of the DOE Consultants to the extent not paid directly by on or behalf of the Borrower. “DOE Guarantee” means, as to the Guarantor, the obligation to guarantee all payments of principal, interest, premium (if any), and late charges (if any), applicable to the Guaranteed Loan, when and as due in accordance with the terms of the Note. “DOL” means the United States Department of Labor. “Dollars” or “USD” or “$” means the lawful currency of the United States. “Drawstop Notice” has the meaning given to such term in Section 2.04(b)(i) (Issuance). “DST Calculation Period” means the period of [*****] of the Borrower. “EBITDA” means, for any period, (a) net income of the Borrower plus (b) to the extent reducing such net income, the sum, without duplication, of amounts for: (i) interest expense, (ii) provisions for federal, state, local and foreign income taxes (including franchise and similar taxes) and for foreign withholding taxes payable, (iii) total depreciation expense, (iv) total amortization expense, [*****]. “Effective Date” means the date on which all of the conditions precedent set out in Section 5.01 (Conditions Precedent to the Effective Date) have been satisfied or waived and the Guaranteed Loan is fully executed and delivered by all parties thereto. “Effective Date Base Case Financial Model” has the meaning given to such term in Section 5.01(m)(ii) (Base Case Financial Model). “Effective Date Conditions Precedent” means the conditions precedent to the Effective Date, as described in Section 5.01 (Conditions Precedent to the Effective Date). “Electronic Certified Payroll System” means any electronic certified payroll reporting software that is compliant with the certified payroll requirements outlined in 29 CFR 5.5(a)(3)(ii). “Electronic Format” means an unalterable electronic format (including portable document format (.pdf)) with a reproduction of signatures where required or such other format as shall be mutually agreed between the Borrower and the Guarantor. “Electronic Signature” has the meaning given to such term in Section 11.18 (Counterparts; Electronic Signatures). “Eligible Applicant” has the meaning given to such term in the Applicable Regulations.

“Eligible Project” has the meaning given to such term in the Applicable Regulations. “Eligible Project Costs” means Project Costs that satisfy each of the following conditions: (a) the Guarantor has determined the Project Costs to be “eligible costsProject Costs of an Eligible Project” in accordance with Section 609.2 and Section 609.10 of the Applicable Regulations; (b) the aggregate amount of which are identified in the Project Plans; and (c) the Project Costs do not constitute Cost Overruns. For the avoidance of doubt, (x) Project Costs that have been expended or are anticipated to be expended in connection with the operation and maintenance of the Qualified Stalls and (y) the Reserve Account Requirements shall in each case not constitute Eligible Project Costs. “Emergency” means an unforeseeable event, circumstance or condition (including as a result of an Event of Loss), that in the good faith judgment of the Borrower (and subsequently confirmed by the Independent Engineer using information and facts that were available to the Borrower at the time that the applicable mitigation measures were implemented) necessitates the taking of immediate measures to prevent or mitigate: (a) a life threatening situation, safety, environmental or regulatory non-compliance concern, including breach of any Applicable Law; or (b) to prevent or mitigate an event or circumstance not known or reasonably foreseeable prior to the preparation of the O&M Budget. “Emergency Costs” means those amounts required to be expended in order to prevent or mitigate an Emergency. “Employee Benefit Plan” means, collectively, (a) all “employee benefit plans” (as defined in Section 3(3) of ERISA) including any Multiemployer Plans which are or at any time have been maintained or sponsored by any Borrower Entity or its ERISA Affiliate or to which any Borrower Entity or its ERISA Affiliate has ever made, or been obligated to make, contributions or with respect to which any Borrower Entity or its ERISA Affiliate has incurred or is likely to incur any liability or obligation, and (b) all Pension Plans. “Environmental Claim” means any and all obligations, liabilities, losses, abatements, administrative, regulatory or judicial actions, suits, demands, decrees, claims, liens, judgments, notices of noncompliance or violation, investigations, proceedings, clean-up, removal or remedial actions or orders, or damages (foreseeable and unforeseeable, including consequential and punitive damages) or penalties relating in any way to any Environmental Law or any Governmental Approval issued under any such Environmental Law, including (a) any and all Indemnity Claims by any Governmental Authority for enforcement, clean-up, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Indemnity Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances, the violation or alleged violation of any Environmental Law or the violation or alleged violation of any Governmental Approval issued thereunder, or arising from alleged injury or threat of injury to human health, safety or the environment. “Environmental Laws” means any and all foreign, Federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Applicable Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning (a) protection of human health or safety (including worker safety), the environment or natural resources; or (b) the presence, Release or threatened Release, generation, use, management, handling, transportation, treatment, storage, or disposal of Hazardous Substances, in each case of clause (a) and (b) as now or may at any time hereafter be in effect. “Environmental Reports” has the meaning given to that term in Section 8.02(f) (Environmental Reports).

“Equipment Supply Agreement” means: (a) [*****]; and (b) any equipment, technical services or other supply contract, purchase order or other instrument to which the Borrower is or becomes a party, assignee or explicit beneficiary under any Assignment and Contribution Agreement, for the construction, procurement or operation of the Project, including the procurement of Chargers and other equipment that is part of any Charging Stall. “Equity Contribution” has the meaning given to such term in the Sponsor Support Agreement. “Equity Cure” has the meaning given to that term in Section 10.01(e)(i)(A) (Breach of Debt Service Coverage Ratio). “Equity Document” means each of: (a) the Sponsor Support Agreement; and (b) each other agreement between the Sponsor and the Guarantor regarding the Borrower or the Project. “Equity Interests” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests, including partnership interests, limited liability interests and trust beneficial interests, in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing and all rights (including, but not limited to, voting rights), and interests with respect to or derived from such equity interest. “Equity Pledge Agreement” means the Equity Pledge Agreement dated as of the Effective Date between the Direct Parent and the Collateral Agent. “Equivalent Assets” means, as of any date of determination, (a) a portfolio of electric vehicle electric charging infrastructure with at least [*****] Charging Stalls; (b) a business consisting of the sale and manufacturing of automotive vehicles; and (c) a business related to the supply of retail energy including the ownership or operation of fueling stations or related energy logistics infrastructure, the ownership of [*****] electric utilities or electric infrastructure or the operation of electric load serving entities. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any person, trade or business (whether or not incorporated) that would be deemed at any relevant time to be: (a) a single employer with a Borrower Entity under Section 414(b), (c), (m) or (o) of the Code; or (b) under common control with a Borrower Entity under Section 4001 of ERISA. “ERISA Event” means: (a) a reportable event as defined in Section 4043 of ERISA with respect to a Pension Plan, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event. Notwithstanding the foregoing, the existence of a failure to meet the minimum funding standard of

Section 412 of the Code or Section 302 of ERISA with respect to any Pension Plan shall be a reportable event for the purposes of this clause (a) regardless of the issuance of any waiver; (b) a withdrawal by any Borrower Entity or its ERISA Affiliate from a Pension Plan or the termination of any Pension Plan resulting in liability under Sections 4063 or 4064 of ERISA; (c) the withdrawal of any Borrower Entity or its ERISA Affiliate in a complete or partial withdrawal (within the meaning of Sections 4201, 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any liability with respect to such withdrawal, or the receipt by any Borrower Entity or its ERISA Affiliate of notice from any Multiemployer Plan that it is insolvent within the meaning of Section 4245 of ERISA; (d) the filing of a notice of intent to terminate any Pension Plan, or the treatment of a plan amendment as a termination, or the termination of any Pension Plan under Section 4041 or 4042 of ERISA, or the termination of any Multiemployer Plan under Section 4041A of ERISA; or the commencement of proceedings by the PBGC to terminate, or to appoint a trustee to administer, a Pension Plan or Multiemployer Plan; (e) the present value of all non-forfeitable accrued benefits under any Pension Plan (using the actuarial assumptions utilized by the PBGC upon termination of an employee pension benefit plan subject to Title IV of ERISA) (in the opinion of the Guarantor) materially exceeding the fair market value of the Pension Plan’s assets allocable to such benefits, all determined as of the most recent valuation date for each such Pension Plan; (f) the imposition of liability on any Borrower Entity or its ERISA Affiliate pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) the failure by any Borrower Entity or its ERISA Affiliate to make any required contribution under Section 412 or 430 of the Code to an Employee Benefit Plan, the failure to meet the minimum funding standard of Section 302 of ERISA or Section 412 of the Code with respect to any Pension Plan (whether or not waived), the failure to make by its due date a required installment under Section 303(j) of ERISA or Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan under Section 304 of ERISA or Section 431 of the Code; (h) an event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (i) the imposition of any liability under Title I or Title IV of ERISA (other than PBGC premiums due but not delinquent under Section 4007 of ERISA) upon any Borrower Entity or its ERISA Affiliate; (j) an application for a funding waiver under Section 302(c) of ERISA or Section 412(c) of the Code with respect to any Pension Plan; (k) the imposition of any lien on any of the rights, properties or assets of any Borrower Entity or its ERISA Affiliate, or the posting of a bond or other security by of such entities, in either case pursuant to Title I or IV of ERISA or to Section 412, 430, or 436 of the Code; (l) the making of any amendment to any Pension Plan that could directly result in the imposition of a lien or the posting of a bond or other security;

(m) the occurrence of a non-exempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA); (n) the determination that an Employee Benefit Plan’s qualification or tax-exempt status under Section 401(a) of the Code has been or could be revoked; (o) a determination that any Employee Benefit Plan is, or is expected to be, in “at risk” status (within the meaning of Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (p) the receipt by any Borrower Entity or its ERISA Affiliate of any notice of the imposition of withdrawal liability or of a determination that a Multiemployer Plan is, or is expected to be, in “endangered” or “critical” status within the meaning of Section 305 of ERISA or Section 432 of the Code; or (q) the occurrence of any Foreign Plan Event. “Event of Default” has the meaning given to such term in Section 10.01 (Events of Default). “Event of Loss” means any condemnation, expropriation or taking (including by any Governmental Authority) of any portion of the Project or Collateral, or any other event that causes any portion of the Project or the Collateral to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever, including through a failure of title (or defect therein) or any damage, destruction or loss of such property. “Excess Advance Amount” means, on any date of determination with respect to any Advance under the Note, an amount equal to the total proceeds of such Advance that were applied by the Borrower for applicable Project Costs incurred and paid but which did not constitute Eligible Project Costs relating to the Note for which such Advance was sought as set forth in the most recent review performed and reports provided in accordance with Section 8.02(c) (Independent Accounting Review). “Excess Cash” has the meaning given to such term in the Accounts Agreement. “Excess Loan Amount” has the meaning given to such term in Section 3.05(c)(i) (Excess Loan Amount). “Expropriation Event” has the meaning given to such term in the Sponsor Support Agreement. “Extraordinary Receipts” means any cash or other amounts or receipts received by, on behalf of or on account of the Borrower, not in the Ordinary Course of Business, including (a) indemnification payments (but excluding damages payable by customers under customer agreements for breach of purchase obligations); (b) releases of escrowed amounts under any acquisition documentation or related documentation not contractually required to be otherwise applied; (c) any cash or other receipts in the nature of indemnification payments under or in respect of any acquisition documentation or any related documentation not contractually required to be otherwise applied; (d) any pension plan reversions or purchase price adjustment (excluding any working capital adjustment) received pursuant to any acquisition documentation or related documentation; (e) any judgment or settlement proceeds, or other consideration of any kind received in connection with any cause of action or proceeding (other than in connection with the collection of payment for product under the customer agreements, and tax refunds; it being understood that proceeds from tax credit or grant (or similar) programs by the U.S. Government will not constitute Extraordinary Receipts). “Facility Fee” means a facility fee equal to [*****] of the Guaranteed Loan Amount, assuming full utilization thereof, to be paid by the Borrower to the Guarantor on or prior to the Effective Date.

“FCRA” means the Federal Credit Reform Act of 1990, P.L. 101-508, 104 Stat. 1388-609 (1990), as amended by P.L. 105-33, 111 Stat. 692 (1997). “Federal Funding” means any funds obtained from the United States or any federal agency or instrumentality thereof, including funding under any other loan program but excluding allowable tax benefits. “FFB” means the Federal Financing Bank, an instrumentality of the United States government created by the Federal Financing Bank Act of 1973, as amended, that is under the general supervision of the Secretary of the Treasury. “FFB Advance Request” means the request for Advances required to be delivered pursuant to the terms of the Note, which shall be substantially in the form of Exhibit A (Form of Advance Request) to the Note Purchase Agreement. “Financial Advisor” means [*****]. “Financial Officer” means, with respect to any Person, the general manager, any director, the chief financial officer, the controller, the treasurer or any assistant treasurer, any vice president of finance or any assistant vice president of finance or any other vice president or assistant vice president with significant responsibility for the financial affairs of such Person. “Financial Statements” means, with respect to any Person, for any period, the balance sheet of such Person as at the end of such period and the related statements of income, stockholders’ equity and cash flows for such period and for the period from the beginning of the then-current Fiscal Year to the end of such period, together, with respect to annual audited financial statements, with all notes and analysis thereto (in the case of the Sponsor, including the netting of intercompany transactions) and except in the case of the Borrower Entities’ Historical Financial Statements, with comparable figures for the corresponding period of the previous Fiscal Year, each prepared (except where otherwise noted herein) in accordance with the GAAP. “Financing Document” means each of the following documents: (a) this Agreement; (b) each Funding Agreement; (c) each Equity Document; (d) each Security Document; (e) each Acceptable Letter of Credit or other Acceptable Credit Support, if any, delivered pursuant to any Financing Document; and (f) each other certificate, document, instrument or agreement executed and delivered by any Borrower Entity for the benefit of any Secured Party in connection with any of the foregoing. “Financing Document Amounts” means any amounts payable or allegedly payable by the Borrower to FFB under any provision of any Financing Document, other than Section 4.01 (Reimbursement and Other Payment Obligations). “First Advance” means the first Advance of the Guaranteed Loan occurring on the First Advance Date.

“First Advance Date” means the date on which the First Advance has been made in accordance with this Agreement. “First Advance Longstop Date” means the date that is six months after the Effective Date. “First Advance Request Date” means the date on which the Borrower submits a request for a First Advance. “First Amendment Effective Date” means the ‘Amendment Effective Date’ as defined in the First Omnibus Amendment. “First Omnibus Amendment” means the First Omnibus Amendment Agreement, dated as of April 29, 2026, by and among the Guarantor, the Borrower, the Sponsor, the Collateral Agent and the Depositary Bank. “First Principal Payment Date” means March 15, 2030. “First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien: (a) has been validly created and perfected under all Applicable Law; (b) is the only Lien to which such Collateral is subject, other than any Permitted Lien; and (c) is the most senior Lien on such Collateral other than Permitted Liens. “Fiscal Quarter” means the three-month periods ending on March 31, June 30, September 30 and December 31 of each Fiscal Year. “Fiscal Year” means with respect to: (a) the Borrower, the period beginning on January 1 and ending on December 31; and (b) any other Person, such Person’s financial year. [*****]. “Force Majeure Event” means an event or circumstance beyond the reasonable control of, and not the result of the fault or negligence of, the Borrower, that prevents the operation or maintenance of at least [*****] of the Charging Stalls owned by the Borrower and that could not have been prevented by the exercise of reasonable diligence by the Borrower, including any act of God, fire, flood, severe weather, epidemic, equipment failure, failure or delay in issuance of Governmental Approvals or other acts or inaction of Governmental Authorities, change in Applicable Law, default by suppliers or contractors, quarantine restriction, explosion, sabotage, strike or other material labor disruption, act of war, act or threat of terrorism or riot or civil commotion, but, in each such case, solely to the extent the conditions described in this definition are satisfied. “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement not subject to ERISA or Section 4975 of the Code, including any defined benefit pension plan maintained, contributed to or sponsored by any Borrower Entity for the benefit of employees employed outside the United States, other than any such plan, program, policy, arrangement or agreement that is funded through a trust or funding vehicle maintained exclusively by a Governmental Authority.

“Foreign Plan Event” means, with respect to any Foreign Plan: (a) the existence of unfunded liabilities in excess of the amount permitted under any Applicable Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority; (b) the failure to make the required contributions or payments, under any Applicable Law, on or before the due date for such contributions or payments; (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan, or alleging the insolvency of any such Foreign Plan; (d) the incurrence of liability by any Borrower Entity under Applicable Law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein; or (e) the occurrence of any transaction that is prohibited under any Applicable Law and that would reasonably be expected to result in the incurrence of any liability to any Borrower Entity, or the imposition on any Borrower Entity of any fine, excise tax or penalty resulting from any non-compliance with any Applicable Law. “Form of Master Advance Notice” has the meaning given to such term in Section 2.03(a) (Advance Requests). “Form of O&M Budget” has the meaning given to such term in Section 5.01(n)(iii) (Project Plans). “Fund Parties” means the parties entering into any Qualified Investment Fund. “Funding Agreement” means each of: (a) the Program Financing Agreement; (b) the Note Purchase Agreement; (c) each Note; (d) the Borrower Instruments (as defined in the Note Purchase Agreement); (e) the Secretary’s Instruments; (f) the DOE Guarantee; and (g) any other documents, certificates, and instruments required in connection with the foregoing. “Funds Withdrawal/Transfer Certificate” has the meaning given to such term in the Accounts Agreement. “GAAP” means generally accepted accounting principles in the United States as in effect from time to time. “Governmental Approval” means any approval, consent, authorization, license, permit, order, certificate, qualification, waiver, exemption, or variance, or any other action of a similar nature, of or by a

Governmental Authority, including any of the foregoing that are or may be deemed given or withheld by failure to act within a specified time period. “Governmental Authority” means any federal, state, county, municipal, or regional authority, or any other entity of a similar nature, exercising any executive, legislative, judicial, regulatory, or administrative function of government. “Governmental Judgment” means, with respect to any Person, any judgment, order, decision or decree, or any action of a similar nature, of or by a Governmental Authority having jurisdiction over such Person or any of its properties. “Guaranteed Loan” has the meaning given to such term in Section 2.01 (Guaranteed Loan). “Guaranteed Loan Amount” means the aggregate amount of the Guaranteed Loan. “Guarantees” means, as to any Person, obligations, contingent or otherwise, guaranteeing or having the economic effect of guaranteeing any Indebtedness of another Person in any manner, whether directly or indirectly, and including any obligation: (a) to purchase or pay any Indebtedness or to purchase or provide security for the payment of any Indebtedness; (b) to purchase or lease property, securities or services for the purpose of assuring the payment of any Indebtedness; (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of any other Person; or (d) in respect of any letter of credit, letter of guaranty or bond issued to support any obligation or Indebtedness, except that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith and agreed by the Guarantor. “Guarantor” has the meaning given to such term in the preamble hereto. “Hazardous Substance” means any substances, chemicals, materials or wastes defined, listed, classified or regulated as hazardous, toxic or a pollutant or contaminant in, or for which standards are imposed by any Governmental Authority under, any applicable Environmental Laws, including (a) any petroleum or petroleum by-products (including gasoline, crude oil or any fraction thereof), flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, per-and polyfluoroalkyl substances, and polychlorinated biphenyls, noise, odor, and vibration; and (b) any other chemical, material or substance of which the import, storage, transport, use, Release or disposal of, or exposure to, is prohibited, limited or otherwise regulated under any Environmental Law. “Hedging Agreement” means any agreement or instrument (including a cap, swap, collar, option, forward purchase agreement or other similar derivative instrument) relating to the hedging of any interest under any Indebtedness, including any foreign currency trading or other speculative transactions.

“Historical Debt Service Coverage Ratio” means, as of any date of determination, the ratio of (a) actual Cash Flow Available for Debt Service for the immediately preceding [*****] period, to (b) aggregate Debt Service payable during such period. “Historical Financial Statements” means as of the Effective Date, with respect to each Borrower Entity, its: (a) most recent audited Financial Statements; and (b) unaudited Financial Statements for the preceding four quarters; in each case, to the extent such Borrower Entity has been formed prior to the end of the applicable Fiscal Year or quarter. [*****]. “Indebtedness” means, with respect to any Person, without duplication: (a) all Indebtedness for Borrowed Money of such Person or obligations with respect to deposits or advances of any kind of such Person; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (d) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; (e) all Guarantees by such Person; (f) all obligations, contingent or otherwise (including Contingent Obligations), of such Person as an account party in respect of letters of credit and letters of guaranty or as a purchaser counterparty to a put agreement or such other similar agreement relating to the purchase of preferred stock of any of its Subsidiaries; (g) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; and (h) all obligations of such Person to redeem or purchase its preferred stock that are classified as indebtedness under the GAAP, provided that the Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indebtedness for Borrowed Money” means, as to any Person, without duplication, (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (other than any deferral (i) in connection with the provision of credit in the Ordinary Course of Business by any trade creditor or utility, (ii) of obligations in respect of the funding of plans under ERISA or (iii) of any amounts payable under the Project

Documents); or (b) the aggregate amount required to be capitalized under any Capital Lease under which such Person is the lessee. “Indemnified Liability” has the meaning given to such term in Section 11.07 (Indemnification). “Indemnified Party” has the meaning given to such term in Section 11.07 (Indemnification). “Indemnity Claims” has the meaning given to such term in Section 11.07 (Indemnification). “Independent Auditor” has the meaning given to such term in Section 5.01(v)(i) (Authorization to Independent Auditor). “Independent Engineer” Sargent & Lundy, or such other Person appointed from time to time by the Guarantor to act as technical advisor engineer in connection with the Project. “Ineligible Project Costs” means Project Costs other than Eligible Project Costs. Without limiting the generality of the foregoing, Ineligible Project Costs shall include those costs set forth in Section 609.10(d) of Title XVII. “Initial Assets” means the obligation of the Sponsor to, directly or indirectly, contribute at least 1,504 Qualified Stalls, related Project Documents and other related property contributed by the Sponsor to the Borrower as a condition precedent to the First Advance pursuant to Section 2.01 (Sponsor Equity Commitment) of the Sponsor Support Agreement. “Initial O&M Budget” means the monthly O&M Budget in respect of the Project required to be delivered pursuant to Section 5.01(n)(iii) (Project Plans), substantially in the form of the Form of O&M Budget and, otherwise, in form and substance satisfactory to DOE in consultation with the Independent Engineer. “Insolvency Proceeding” means, with respect to any Person, any one or more of the following under any Applicable Law, in any jurisdiction and whether voluntary or involuntary: (a) any bankruptcy, insolvency, liquidation, company reorganization, restructuring, controlled management, suspension of payments or scheme of arrangement with respect to such Person, including the Bankruptcy Code; (b) any appointment of a provisional or interim liquidator, receiver, trustee, administrative receiver or other custodian for all or any substantial part of the property of such Person; (c) any notification, resolution or petition for winding up or similar proceeding with respect to such Person; or (d) any issuance of a warrant or attachment, execution or similar process against all or any substantial part of the property of such Person. “Insurance Consultant” means Willis Towers Watson, or such other Person appointed from time to time by the Guarantor to act as insurance consultant in connection with the Project.

“Intellectual Property” means any and all rights, priorities and privileges with respect to intellectual property and other intangible assets, whether arising under United States, multinational or foreign laws or otherwise, including any and all of the following, as they exist anywhere in the world, whether registered or unregistered and including all registrations, issuances and applications therefor (whether or not any such applications are modified, withdrawn, abandoned or resubmitted) and all extensions and renewals thereof: (a) Patents; (b) Trademarks; (c) Copyrights; (d) Software; (e) trade secrets and other confidential or proprietary information, including know-how, inventions, processes, procedures, algorithms, Source Code, databases, concepts, ideas, research or development information, techniques, technical information and data, specifications, methods, discoveries, modifications, extensions, and customer and supplier lists, in each case, whether or not reduced to a written or other tangible form (collectively, “Trade Secrets”); (f) domain names, registrations and Internet addresses; (g) design registrations, and rights in databases and data compilations; and (h) all other intellectual property or industrial property rights and all rights corresponding thereto throughout the world. “Intended Prepayment Date” means the date identified in the Prepayment Election Notice as the particular date on which the Borrower intends to make the prepayment specified therein, which date must be a Business Day. “Intercompany Contracts” means, collectively, (a) the Intercompany Services Agreement, (b) each Intercompany IP License Agreement, (c) the Contribution Agreement, (d) the Tax Sharing Agreement and (d) any other agreement, document or instrument between the Borrower and the Sponsor or its Affiliates. “Intercompany IP License Agreement” means each agreement entered into by and between the Borrower and the Sponsor pursuant to which the Sponsor grants the Borrower irrevocable, non-terminable, non-exclusive, transferable, sublicensable, fully paid-up, royalty-free rights to use or otherwise Practice, commercialize and exploit, for no additional consideration, all Project IP owned or licensed by the Sponsor as required to own, operate and use the Project, which shall be in form and substance satisfactory to the Guarantor. “Intercompany Services Agreement” means the intercompany services agreement, dated as of the Effective Date, entered into by and among the Sponsor and the Borrower. “International Compliance Directives” means all: (a) Anti-Corruption Laws; and; (b) Sanctions. “Investment” means, for any Person:

(a) the acquisition (whether for cash, property, services or securities or otherwise) or holding of Equity Interests, bonds, notes, debentures, partnership or other ownership interests or other securities of or in any other Person; (b) the making of any deposit with, or advance, loan or any other extension of credit to, any other Person or any guarantee of, any Indebtedness or other liability of any other Person and (without duplication) any amount committed to be deposited, advanced, lent or extended to, or guaranteed on behalf of, any other Person; and (c) the acquisition of any similar property, right or interest of or in any other Person. “Investment Company Act” means the United States Investment Company Act of 1940, as amended. “IP Security Agreement” means each intellectual property security agreement necessary or appropriate to create or perfect the First Priority Lien in the Intellectual Property owned by, or registered Copyrights exclusively licensed to, the Borrower and applied for, registered or issued in the United States. “Issuance Proceeds” means any proceeds from (a) any incurrence or issuance of any Indebtedness that is not Permitted Indebtedness; and (b) any issuance or granting of Equity Interests of the Borrower (except as expressly contemplated by the Sponsor Support Agreement). “IT Systems” has the meaning given to such term in Section 6.37(a) (Information Technology; Cyber Security). “Judgment Currency” has the meaning given to such term in Section 11.06 (Judgment Currency). “Key Management Appointment” means each of the following positions of the Borrower: (a) president; (b) chief executive officer; (c) chief financial officer; (d) chief people officer; (e) executive vice president of operations; (f) executive vice president of accounting and finance; (g) executive vice president of growth; (h) executive vice president of policy and external affairs; (i) executive vice president of engineering; (j) senior vice president of deployment; (k) senior vice president of product; (l) senior vice president of strategy and analytics; (m) senior vice president of customer experience; and

(n) chief legal officer and general counsel. “Knowledge” means, with respect to: (a) the Borrower, the actual knowledge of any Principal Persons of the Borrower or any knowledge that should have been obtained by any Principal Person of the Borrower upon reasonable investigation and inquiry; and (b) any other Person, the actual knowledge of any such Person or any knowledge that should have been obtained by such Person upon reasonable investigation and inquiry. “KYC Implementation Plan” has the meaning given to such term in Section 5.01(e) (KYC Requirements). “KYC Parties” has the meaning given to such term in Section 5.01(e) (KYC Requirements). “Late Charge” has the meaning given to such term in the Note. “Late Charge Rate” has the meaning given to such term in the Note. “Lease” means any agreement that would be characterized in the GAAP as an operating lease. “Lender Force Majeure Event” means any act, event or circumstance that is beyond the control of any Secured Party or such party’s respective agents, including any act or provision of any present or future law or regulation of any Governmental Authority (other than FFB or the Guarantor, unless the Guarantor or FFB, as the case may be, is issuing such regulation in compliance with Applicable Law), any act of God, fire, flood, severe weather, epidemic, quarantine restriction, explosion, sabotage, strike or other material labor disruption, act of war, act of terrorism, riot, civil commotion, lapse of the statutory authority of the United States Department of the Treasury to raise cash through the issuance of Treasury debt instruments, the unavailability of the Federal Reserve Bank wire, disruption or failure of the Treasury Financial Communications System or other wire or communication facility, closure or other shutdown of the federal government or any agency thereof, unforeseen or unscheduled closure or evacuation of such Secured Party’s office or any other similar event. “Lien” means, with respect to any asset: (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, license, charge or security interest in, on or of such asset; (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Loan Commitment Amount” means the amount of the Guaranteed Loan committed under the Note, as such amount may be reduced or cancelled from time to time in accordance with this Agreement. “Loan to Value Ratio” has the meaning given to such term in Section 2.07(a)(ii) (Determination of Advance Amounts). “Loss Proceeds” means all proceeds (other than any proceeds of business interruption and delay in start-up insurance and proceeds covering liability of the Borrower to third parties) resulting from an Event of Loss.

“Loss Proceeds Account” has the meaning given to such term in the Accounts Agreement. [*****]. “Maintenance Fee” means a maintenance fee in respect of the Guarantor’s administrative expenses in servicing and monitoring the Project and the Financing Documents during the operation of the Project in an amount per year equal to equal to [*****], to be paid by the Borrower to the Guarantor in accordance with Section 4.01(b) (Reimbursement and Other Payment Obligations). “Major Landlord” means, c o l l e c t i v e l y , any Person and each of its Controlled Affiliates that are the landlords under one or more Site Leases in respect of Charging Stations making up [*****] or more of the Charging Stalls in the Project at any given time. “Major Maintenance” means (a) all r e a s o n a b l y necessary periodic major overhauls and repairs (i.e., excluding any maintenance or repair of a routine or ordinary course nature) of the Project required to be performed in accordance with Prudent Industry Practice or (b) Capital Expenditures incurred for the purpose of scheduled replacement of capital parts or equipment being used in the operation and maintenance of the Project. “Major Maintenance Plan” has the meaning given to such term in Section 5.01(n) (Project Plans). “Major Maintenance Reserve Account” has the meaning given to such term in the Accounts Agreement. “Major Project Document” means each of the following documents: (a) each Intercompany Contract; (b) each Site Lease or group of Site Leases with a single Major Landlord that is a Major Project Participant; and (c) each other Additional Major Project Document designated by the Borrower and the Guarantor as a “Major Project Document.” “Major Project Participants” means: (a) the Sponsor; (b) the O&M Provider; (c) each Major Landlord; and (d) each other person or entity (other than the Borrower) party to a Major Project Document and identified in the Financing Documents, but only for so long as any actual or Contingent Obligation of such Person or entity remains outstanding, in whole or in part, under the corresponding Major Project Document or the Financing Documents. “Major Project Site” means each Project Site which constitutes Major Real Property, as further described in Schedule 6.14(a) (Major Project Sites), as the same may be updated pursuant to Section 6.14(c) (Project Sites). “Major Real Property” means Real Property owned by any Major Landlord.

“Major Real Property Document” means each document evidencing the Borrower’s ownership, leasehold interest or other right and entitlement to use Major Real Property. “Mandatory Prepayment” means the prepayment of the outstanding Guaranteed Loan, in whole or in part, pursuant to Section 3.05(c) (Mandatory Prepayments). “Mandatory Prepayment Amounts” has the meaning given to such term in Section 3.05(c) (Mandatory Prepayments). “Mandatory Prepayment Event” has the meaning given to such term in Section 3.05(c) L(Mandatory Prepayments). “Market Consultants” means NERA, or such other Person appointed from time to time by the Guarantor to act as market insurance consultant in connection with the Project. “Master Advance Notice” has the meaning given to such term in Section 2.03(a) (Advance Requests). “Material Adverse Effect” means, as determined by the Guarantor as of any date, a material and adverse effect on: (a) the business, operations, properties, assets or condition (financial or otherwise) of the Borrower or the Sponsor (for so long as it has obligations outstanding under any Equity Document); (b) the Project; (c) the ability of the Borrower, the Sponsor (for so long as it has obligations outstanding under any Equity Document), or any Major Project Participant (other than a Major Landlord) to perform and comply with its payment obligations or any of its other material obligations in a timely manner under any Financing Document or Major Project Document to which it is a party; (d) the ability of any Major Landlord to perform and comply with its payment obligations or any of its other material obligations in a timely manner under [*****] its Site Leases; (e) the validity or enforceability of any provision under any Financing Document or Major Project Document (other than Site Leases); (f) the validity or enforceability of any provision under [*****] of the Site Lease of any Major Landlord; (g) the validity, priority, perfection or enforceability of the Secured Parties’ security interests in and liens on the Collateral or the ability of any Secured Party to exercise its rights and obligations in respect of the Collateral; or (h) any right, remedy or benefit available to or conferred upon the Guarantor or any other Secured Party under any Financing Document. “Maturity Date” means the earlier of (a) March 15, 2042 and (b) the Payment Date immediately preceding the seventeenth anniversary of the First Advance Date. “Maximum Aggregate Amount of Advances” means the aggregate amount of all Advances permitted under the Guaranteed Loan, not to exceed $1,054,348,760.30625,000,000. “Maximum Capitalized Interest Amount” the limit on capitalized interest covered by the Guaranteed Loan, not to exceed $193,356,491.63125,000,000,00.

“Maximum Guaranteed Loan Amount” has the meaning given to such term in Section 2.01 (Guaranteed Loan). “Monthly Report” has the meaning given to such term in Section 8.02(e) (Monthly Reports). “Monthly Transfer Date” has the meaning given to such term in the Accounts Agreement. “Moody’s” means Moody’s Investors Service, Inc. “Mortgage” means each mortgage or deed of trust, as applicable, security agreement, assignment of rents and leases and fixture filing by the BorroerBorrower in favor of the Collateral Agent on behalf of the Secured Parties. “MSA” has the meaning given to such term in Section 8.02(e)(iii) (Monthly Reports). “Multiemployer Plan” means a “multiemployer plan” (within the meaning of Section 3(37) of ERISA) that is subject to Title IV of ERISA which any Borrower Entity or its ERISA Affiliate contributes to or participates in, or with respect to which any Borrower Entity or its ERISA Affiliate has or in the past has had any liability or other obligation (whether accrued, absolute, contingent or otherwise). “NEPA” means the National Environmental Policy Act, 42 U.S.C. 4321 et seq. and all regulations promulgated thereunder, as either is amended or modified from time to time. “Net Amount” means, with respect to any proceeds received by the Borrower, the total amount of such proceeds minus (a) any Taxes paid or payable in connection with such proceeds; (b) any external legal fees and filing fees incurred to obtain such proceeds (and excluding any amount paid or payable to any Affiliate of the Borrower); and (c) solely with respect to the replacement of any Replaceable Contract or Major Project Participant party to such Replaceable Contract, the reasonable costs (including legal costs) incurred by the Borrower in replacing such Replaceable Contract with a Replacement Contract. “Net Debt” means, as of any date of determination, the aggregate amount of all Advances made in respect of Test Stalls and capitalized interest on such advances less the amount of Test Excess Cash as of such date of determination. “Network Plan” means [*****]. “New Product Introduction Process” means [*****]. “Non-Appealable” means, with respect to any judgment or any Required Approval, unless otherwise agreed by the Guarantor, (a) such judgment or Required Approval is not subject to any pending or threatened appeal, intervention or similar proceeding or any unsatisfied condition which may result in the modification or revocation thereof, and (b) all applicable appeal periods have expired (except for any Required Approval which does not have any limit on an appeal period under Applicable Law). “Note” means the promissory note to be issued by the Borrower in favor of FFB in accordance with the Funding Agreements to induce FFB to advance funds thereunder to the Borrower, as such promissory note may be amended, supplemented, substituted and restated from time to time in accordance with its terms. “Note Obligations” means, collectively, the unpaid principal of and interest on Advances made under the Note, the Note Reimbursement Obligations and all other obligations and liabilities of the Borrower (including interest accruing at the then applicable rate provided in the Funding Agreements after maturity of the relevant Advances and Reimbursement Obligations and Post-Petition Interest) to the Guarantor or FFB or any subsequent holder or holders of such Note (on any portion thereof), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Note, the Note Purchase Agreement, the Program Financing Agreement, the Security Documents, or any other document made, delivered or given in connection with any of the foregoing, in each case, whether on account of principal, interest, charges, expenses, fees, attorneys’ or other DOE Consultants’ fees and disbursements, reimbursement obligations, prepayment premiums, indemnities, costs, or otherwise (including all fees and Advances made with respect to the Note of the Guarantor or FFB or any subsequent holder or holders of such Note (or any portion thereof) that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements). “Note Purchase Agreement” means the Note Purchase Agreement entered into between the Borrower, the Secretary of Energy and FFB prior to the Effective Date. “Note Reimbursement Obligations” means any Reimbursement Obligations of the Borrower to the Guarantor arising under, out of, pursuant to or in connection with the Note. [*****]. “O&M Budget” has the meaning given to such term in Section 5.01(n)(iii) (Project Plans). “O&M Provider” means EVgo Services LLC. “O&M Reserve Account” has the meaning given to such term in the Accounts Agreement. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “OMB” means the Office of Management and Budget of the Executive Office of the President of the United States. “Omnibus Annual Report” has the meaning given to such term in Section 8.02(a) (Annual Reports). “Operating Account” has the meaning given to such term in the Accounts Agreement. “Operating Costs” means for any period with respect to which such Operating Costs are being calculated, all amounts paid (or projected to be paid) by the Borrower for the administration, management and operation and maintenance of the Project.

“Operating Forecast” means a periodic forecast prepared by the Borrower (on an annual and month-by-month basis) in connection with the operation of the Project and which shall: (a) be the Borrower’s good faith projections at such time taking into account all facts and circumstances then existing and assumptions believed by the Borrower to be reasonable on the date made, complete, fair and accurate estimates of all Operating Revenues reasonably expected to be received and all Operating Costs (by category) reasonably expected to be incurred; (b) reflect Debt Service due during each period, and the projected Cash Flow Available for Debt Service for each period; (c) include such other information as may be reasonably requested by the Guarantor or the Independent Engineer; and (d) be prepared on a basis consistent from period to period and consistent with the Operating Plan, in sufficient detail to permit meaningful comparisons, and shall include a statement of the assumptions on which it is based. “Operating Plan” means the periodic operating plan for the Project prepared by the Borrower in connection with the operation of the Project, substantially in the form attached as Exhibit H (Form of Operating Plan) hereto and in form and substance satisfactory to the Guarantor that shall: (a) describe the Project’s operating plan for the relevant period; (b) summarize any changes in the Project’s Major Maintenance Plan for the relevant period, including the Project’s program for spare parts, inventory management and supply management; (c) summarize any changes in the Project’s capital plan for the relevant period; (d) include such other information as may be reasonably requested by the Guarantor or the Independent Engineer; and (e) be prepared on a basis consistent from period to period, and consistent with the Operating Forecast, in sufficient detail to permit meaningful comparisons, (f) include a statement of the assumptions on which it is based, and (g) include a business continuity plan covering, among other things, key man loss,. “Operating Revenues” means all cash receipts (or projected cash receipts) of the Borrower deposited in the Project Accounts, including revenues from: (a) the sale of electric vehicle direct current charging services at Qualified Stalls; (b) proceeds from business interruption insurance policies; and (c) interest and other income earned and received on the Project Accounts, provided that Operating Revenues shall not include proceeds (i) from any casualty or Event of Loss, including insurance proceeds (other than business interruption insurance proceeds); (ii) of any Indebtedness incurred by the Borrower, (iii) of capital contributions to the Borrower, (iv) that are subject to a Mandatory Prepayment pursuant to Section 3.05(c) (Mandatory Prepayments) or (v) proceeds from any Disposition that the Borrower reasonably anticipates to reinvest. “Opinion of Borrower’s Counsel re: Borrower Instruments” has the meaning given to such term in the Note Purchase Agreement. “Ordinary Course of Business” means, in respect of any transaction involving any Person, the ordinary course of such Person’s business, as conducted by such Person in accordance with past practice (or as contemplated by such Person’s business plan) and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Financing Document. “Organizational Documents” means, with respect to: (a) any corporation, its certificate or articles of incorporation or organization, as amended, and its by-laws, as amended; (b) any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended;

(c) any general partnership, its partnership agreement, as amended; and (d) any limited liability company, its articles of organization, as amended, and its operating agreement, as amended. “Original Base Case Financial Model” means the Base Case Financial Model approved by the Guarantor as of the date of the Conditional Commitment Letter. “Overdue Amount” means any amount owing under the Note that is not paid when and as due. “Patents” means any and all (a) patents, certificates of invention, and other patent or similar industrial property rights, all registrations and recordings thereof, and all applications for patents of the United States or any other jurisdiction, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any foreign equivalent office; (b) reissues, reexaminations, continuations, divisionals, continuations-in-part, renewals, interferences or extensions thereof, and the inventions or designs disclosed or claimed therein (including the right to make, use, offer to sell, sell and/or import such inventions or designs); and (c) other patents described in the IP Security Agreement (to the extent applicable). “PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Pub. L. 107-56). “Payment Date” means each March 15, June 15, September 15, December 15 and the Maturity Date, or, in each case, if such day is not a Business Day, the next Business Day. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Pension Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) other than a Multiemployer Plan that is or was: (a) at any time maintained or sponsored by any Borrower Entity of its ERISA Affiliate or to which any Borrower Entity of its ERISA Affiliate has ever made, or was obligated to make, contributions or has or could have any liability; and (b) subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA. “Periodic Expenses” means all of the following amounts from time to time due under or in connection with the Financing Documents: (a) recordation and other costs, fees and charges in connection with the execution, delivery, filing, registration, or performance of the Transaction Documents or the perfection of the security interests in the Collateral; (b) fees, charges, and expenses of any DOE Consultants; (c) other fees, charges, expenses and other amounts from time to time due under or in connection with the Financing Documents; and (d) DOE Extraordinary Expenses. “Permitted Capital Expenditures” means: (a) Major Maintenance and Emergency Costs that constitute Capital Expenditures and are incurred in compliance with the Financing Documents; (b) any Capital Expenditures made from funds on deposit in the Loss Proceeds Account in accordance with Section 7.04 (Event of Loss); (c) any Capital Expenditures from amounts that are available in the Distribution Account;

(d) any Capital Expenditures that do not constitute Project Costs in an aggregate in any Fiscal Year not in excess of [*****]; and (e) any other Capital Expenditure that is expressly permitted under the Financing Documents. “Permitted Contest Conditions” means a contest, pursued in good faith, challenging the enforceability, validity, interpretation, amount or application of any Applicable Law, Contest Claim, or other matter (legal, contractual or other) by appropriate proceedings timely instituted if (a) the applicable Borrower Entity diligently pursues such contest; (b) the applicable Borrower Entity establishes adequate reserves with respect to the contested claim to the extent required by the GAAP; and (c) such contest (i) could not reasonably be expected to have a Material Adverse Effect; (ii) does not involve any material risk or danger of any criminal or unindemnified civil liability being incurred by any Secured Party; and (iii) does not involve the risk of foreclosure, sale, forfeiture or loss of, or imposition of a Lien (other than a Permitted Lien) on the Project, any Project Site or any other Collateral or the impairment of the use, operation or maintenance of the Project or any Project Site. “Permitted Deviation” means a deviation from the previously approved or, to the extent the approval of the Guarantor is not required pursuant to the terms of the Financing Documents, delivered Project Plan or the Base Case Financial Model solely due to and commensurate with increases or decreases [*****]. “Permitted Disposition” means: (a) any transaction expressly permitted under the Transaction Documents; (b) any Disposition of Unqualified Stalls to the Sponsor pursuant to the Sponsor Support Agreement; (c) any Disposition of property of the Borrower that is in the Ordinary Course of Business in accordance with the applicable Project Plans; (d) any Disposition of any equipment or property of the Borrower that is: (i) obsolete; (ii) no longer used or useful in the operation of the Project; or (iii) replaced by other equipment of equal value and utility;, provided that in the case of this clause (d), (x) such Dispositions are valued at not more than [*****] on an aggregate basis in any [*****] period; (y) such transaction is an arm’s length transaction with an unaffiliated third party (unless such assets have only scrap value); and (z) to the extent applicable, the proceeds thereof are applied in accordance with Section 3.05(c)(vi) (Mandatory Prepayments); and (e) any Disposition of Permitted Investments in accordance with the Accounts Agreement. “Permitted Indebtedness” means: (a) Indebtedness incurred under the Financing Documents; (b) Permitted Subordinated Loans; (c) Permitted Leases and any replacements thereof;

(d) Indebtedness in respect of amounts owed by the Borrower to trade creditors and accrued expenses, in each case arising in the Ordinary Course of Business, to the extent such amounts and expenses are not unpaid more than [*****] past the due date therefor or are being contested in accordance with Permitted Contest Conditions; (e) To the extent constituting Indebtedness, indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course or other cash management services in the Ordinary Course of Business; (f) Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts of the Borrower; (g) To the extent constituting Indebtedness, obligations in respect of surety bonds, appeal bonds, indemnification obligations or obligations to pay insurance premiums, incurred in the Ordinary Course of Business; (h) Unsecured Indebtedness in an aggregate principal amount not to exceed [*****] at any time outstanding, which shall be subordinate in right of security and payment to that of the loan; and (i) any other Indebtedness as the Guarantor may from time to time approve. “Permitted Investments” means any of the following, to the extent owned by a Borrower Entity free and clear of all Liens (other than Liens created under the Security Documents): (a) direct obligations of the United States (including obligations issued or held in book-entry form on the books of the United States Department of the Treasury) or obligations, the timely payment of principal and interest of which is fully guaranteed by the United States maturing not more than [*****] from the date of the creation thereof; (b) obligations, debentures, notes or other evidence of Indebtedness issued or guaranteed by any agency or instrumentality of the United States maturing not more than [*****] from the date of the creation thereof; (c) interest-bearing demand or time deposits (including certificates of deposit) that are held in banks with a general obligation rating of not less than [*****] by S&P or the equivalent rating by Moody’s, or if not so rated, secured at all times, in the manner and to the extent provided by law, by collateral described in clauses (a) or (b) of this definition, of a market value of no less than the amount of moneys so invested maturing not more than [*****] from the date of the creation thereof; (d) commercial paper rated (on the date of acquisition thereof) at least [*****] or [*****] or equivalent by S&P or Moody’s, respectively (or an equivalent rating by another nationally recognized credit rating agency of similar standing if neither of such corporations is then in the business of rating commercial paper), maturing not more than [*****] from the date of creation thereof; (e) money market funds, so long as such funds are rated [*****] by Moody’s and [*****] by S&P; and (f) any advances, loans or extensions of credit or any stock, bonds, notes, debentures or other securities as the Guarantor may from time to time approve. “Permitted Leases” means leases of Real Property at which any Charging Station is located which is reasonably necessary for the operation of such Charging Station, including additional property that is reasonably necessary to support additional business opportunities, as contemplated in the Project Plans, related to such Charging Station and not for speculative purposes.

“Permitted Liens” means: (a) any Liens securing the Note Obligations; (b) Liens for any tax, assessment or other governmental charge that is (i) not yet due; or (ii) being diligently contested in accordance with the Permitted Contest Conditions and by appropriate proceedings timely instituted, so long as (A) such proceedings shall not involve any danger of the sale, forfeiture or loss of the Project, (B) such tax, assessment or other governmental charge is not more than [*****] delinquent, and (C) a bond, adequate reserves or other security acceptable to the Guarantor has been posted or provided in such manner and amount as to assure the Guarantor that any taxes, assessments or other charges determined to be due will promptly be paid in full when such contest is determined; (c) Liens identified in each ALTA Survey delivered to the Guarantor at the time a Mortgage is executed and delivered; (d) non-exclusive licenses of Intellectual Property granted in the Ordinary Course of Business; and (e) Liens pursuant to the Permitted Leases, provided that, notwithstanding the foregoing, Permitted Liens shall not include any Lien on any Equity Interests of the Borrower (other than any Lien in favor of the Secured Parties). “Permitted Subordinated Loans” means any subordinated loans made by, or on behalf of, the Sponsor or the Direct Parent to the Borrower in lieu of purchasing Equity Interests, on the terms and conditions set forth in the Sponsor Support Agreement. “Permitted Transferee” means: (a) any Person that is an Affiliate of [*****]; or (b) any Person identified on Schedule 1.04 (Permitted Transferees) hereto as updated by the Borrower from time to time with the prior written consent of the Guarantor at its sole discretion, including any of its Controlled Affiliates or Affiliates it jointly Controls with one or more other Permitted Transferees, so long as, with respect to Persons identified on Schedule 1.04 (Permitted Transferees) as of the Effective Date, the Guarantor (i) has completed, and is satisfied in its sole discretion with the results of, its know your customer diligence review of such Persons (whether currently or in the future, listed in such Schedule 1.04 (Permitted Transferees)) and (ii) has not raised any objection to such Person being a Permitted Transferee within the [*****] period following the Effective Date; or (c) any Qualified Transferee. “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, trust company, unincorporated organization or Governmental Authority. “Post-Petition Interest” means all interest (or entitlement to fees or expenses or other charges) accruing or that would have accrued after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or petition interest (or entitlement to fees or expenses or other charges) is allowed in any such Insolvency Proceeding. “Practice” means to practice Intellectual Property in any way, including to use, reproduce, distribute, modify, improve, disclose, compile, execute, make, display, perform, create derivative works of, access and utilize.

“Prepayment Account” has the meaning given to such term in the Accounts Agreement. “Prepayment Election Notice” has the meaning given to such term in the Note. “Prepayment Price” means the price for the prepayment of any Advance or a portion of an Advance. “Prepayments” means all Mandatory Prepayments and voluntary prepayments under Section 3.05(b) (Voluntary Prepayments). “Principal Persons” means any executive officer, director, or other Person with primary management or supervisory responsibilities with respect to any Borrower Entity or any other Major Project Participant. “Process” means any operation or set of operations that are performed on data or on sets of data, whether or not by automated means, including creation, receipt, maintenance, access, acquisition, use, disclosure, transmission, storage, retention, processing, destruction, modification or transfer (including cross-border transfer), and the words “Processing” and similar constructions shall have corresponding meanings. “Program Financing Agreement” means the Program Financing Agreement, dated as of September 16, 2009, as amended from time to time, between FFB and the Secretary of Energy. “Program Requirements” means satisfaction of (a) the provisions of Title XVII; (b) the Title XVII Regulations; and (c) all other Applicable Laws and regulations. “Prohibited Jurisdiction” means any country, territory or jurisdiction that: (a) at any time, is itself the target of comprehensive country-wide or territory-wide Sanctions (including, as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the region called Donetsk People’s Republic, and the region called Luhansk People’s Republic), including any general export, import, financial or investment embargo under Sanctions; (b) has been designated by the Secretary of the Treasury under Section 311 or 312 of the PATRIOT Act, as warranting special measures due to money laundering concerns; or (c) has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization of which the U.S. is a member, such as the Financial Action Task Force on Money Laundering, and with which designation the U.S. representative to the group or organization continues to concur. “Prohibited Person” means any Person: (a) named, identified, or described on the list of “Specially Designated Nationals and Blocked Persons” (Appendix A to 31 CFR chapter V) as published by OFAC at its official website, http://ofac.treasury.gov, or at any replacement website or other replacement official publication of such list; (b) named, identified or described on any other blocked persons list, designated nationals list, denied persons list, entity list, debarred party list, unverified list, sanctions list or other list of individuals or entities with whom U.S. persons may not conduct business maintained by an agency or instrumentality of the United States, including lists published or maintained by OFAC, lists published or maintained by the U.S. Department of Commerce, and lists published or maintained by the U.S. Department of State;

(c) organized, resident, domiciled, or located in a Prohibited Jurisdiction; (d) that is or constitutes the government of, or any Person owned or controlled by the government of, a Prohibited Jurisdiction; (e) of which fifty percent (50%) or more is owned or controlled by, or acting for or on behalf of, any persons described in clauses (a) to (d); (f) debarred or suspended from contracting with the U.S. government or any agency or instrumentality thereof; (g) the subject of Sanctions by reason of being owned or controlled by, or acting on behalf of, any governments that are the subject or target of Sanctions or that are or are part of a Prohibited Jurisdiction; (h) debarred, suspended, proposed for debarment with a final determination still pending, declared ineligible or voluntarily excluded (as such terms are defined in any of the Debarment Regulations) from contracting with any U.S. government department or any agency or instrumentality thereof or otherwise participating in procurement or nonprocurement transactions with any U.S. government or any department or agency or instrumentality thereof pursuant to any of the Debarment Regulations; (i) indicted, convicted or had a Governmental Judgment rendered against it for any of the offenses listed in any of the Debarment Regulations; (j) subject to or the target of Sanctions or located within or operating from a Prohibited Jurisdiction; (k) owned or controlled by, or acting on behalf of, any governments, corporations, entities, individuals or other Persons that are subject to or the target of Sanctions or located within or operating from a Prohibited Jurisdiction; (l) subject to a “statutory disqualification”, as defined in Section 3(a)(39) of the Securities Exchange Act of 1934 as amended; or (m) whose direct or indirect owners of ten percent or more of its Equity Interests, by value or vote, include any Prohibited Person listed above. “Project” has the meaning given to such term in the preliminary statements. “Project Accounts” has the meaning given to such term in the Accounts Agreement. “Project Costs” means costs that have been incurred or are expected to be incurred in connection with the financing, acquisition, permitting, development, procurement, testing, and startup of Qualified Stalls owned by the Borrower that are part of the Project, including: (a) amounts payable under any Project Document; (b) interest, fees and expenses payable under the Financing Documents; (c) costs to acquire title or use rights to any Project Site, necessary easements, Required Approvals and other Real Property interests; (d) costs and expenses of legal, engineering, accounting and other advisors or DOE Consultants incurred in connection with the Project;

Project; (e) fees, commissions and expenses payable to the Secured Parties in connection with the (f) development costs to the extent permitted to be paid under the Financing Documents; (g) costs incurred under the Project Documents and in the Base Case Financial Model; (h) the initial funding of the Reserve Accounts to the applicable Reserve Account Requirement in accordance with the Accounts Agreement; and (i) such other costs or expenses approved by the Guarantor. “Project Document” means all agreements, unless otherwise specified below, to which the Borrower is a party or assignee or, of which the Borrower is an explicit beneficiary under any Assignment and Contribution Agreement, including warranties under the Equipment Supply Agreements, necessary or appropriate for the design, engineering, procurement, development, permitting, construction, management, startup and commissioning, ownership, operation and maintenance of the Project, including: (a) Site Leases and each other documents evidencing the Borrower’s ownership, leasehold interest or other right and entitlement to use each Site; (b) Construction Contracts to which the Borrower or Sponsor is a party; (c) Equipment Supply Agreements; (d) contracts and other documents for the sale, contribution or assignment to the Borrower of Contributed Assets, other than the Sponsor Support Agreement; (e) the Intercompany Contracts and each other contract to which the Borrower is a party entered into in connection with the operation, maintenance, and management of the Project; (f) each other agreement granting or documents evidencing the Borrower’s title to or license of all intellectual property required to develop, design, engineer, procure, construct, startup, commission, operate and maintain the Project, including any intellectual property assignment or license agreements, in each case, on terms acceptable to the Guarantor; (g) each document evidencing the Borrower’s dedicated access to required infrastructure necessary to support the Project, including power, water and transportation infrastructure; (h) any marketing and other agreements for the use of any Charging Stalls or other property of the Borrower by any third party, including for advertising or for access by specified vehicle owners; (i) the Tax Sharing Agreement; and (j) any material support instrument provided in connection with any of the foregoing, including any warranties, performance bonds, performance guarantees and other performance security instruments. “Project Document Excess Amount” has the meaning given to such term in Section 3.05(c)(v) (Project Document Amounts). “Project Execution Plan” has the meaning given to such term in Section 5.01(n) (Project Plans). “Project IP” means all Intellectual Property existing as of the Effective Date or created or held by any Affiliate of the Borrower, that at any relevant time is (a) used in, material or necessary for the development, permitting, design, engineering, procurement, construction, starting up, commissioning, ownership, operation or maintenance of the Project, or (b) necessary to exercise the Borrower’s rights and perform its obligations under the Major Project Documents, as applicable, at the relevant time, but excluding any Software that: (i) has not been modified or customized for the Borrower; (ii) is readily commercially available; and (iii) is licensed under standard terms and conditions. “Project IP Agreement” means each agreement (including any assignment agreements and Intercompany IP License Agreements) granting or document evidencing the Borrower’s ownership of Project IP or [*****] license or sub-license, as applicable, to the Borrower to use or otherwise Practice, commercialize and exploit Project IP. “Project Plans” has the meaning given to such term in Section 5.01(n) (Project Plans). “Project Site” means each real estate parcel at which a Qualified Stall is located, as further described in the Environmental Reports, as the same may be updated pursuant to Section 6.14(c) (Project Sites). “Project Source Code” means Source Code that constitutes Project IP owned by or licensed on an exclusive basis to the Borrower or its Affiliates and included in the Collateral (it being understood that the underlying Project IP and Project Source Code used in connection with the services provided under the Intercompany Contracts (but not any license granted thereunder) is not included in the Collateral). “Project Swift Portfolio” means all Charging Stations incorporated into the Project. “Projected Debt Service Coverage Ratio” means, as of any date of determination, the ratio of (a) Cash Flow Available for Debt Service for the next succeeding [*****] period to (b) aggregate Debt Service scheduled to be payable during such period, in each case based on amounts projected in the most recently delivered or concurrently delivered Quarterly Base Case Financial Model Update, as adjusted for actual interest rates and any factors known as of such date of determination as agreed between the Borrower and Guarantor. “Property” means any present or future right or interest in, to or under any assets, equipment, facilities, contracts, leaseholds, business, receivables, revenues, accounts or other property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible (including Intellectual Property). “Prudent Industry Practice” means those practices, methods, equipment, specifications, and standards of safety and performance, as are commonly accepted in the electric vehicle charging station manufacturing and operation industry as good, safe, prudent and commercial practices in connection with the operation, maintenance, repair and use of the Project. “Publicly Traded Securities” means Equity Interests that are freely available to the public for trading on a major stock exchange that is approved by or registered with the competent securities regulator of the relevant jurisdiction and internationally recognized as having adequate disclosure and listing requirements, including the New York Stock Exchange. “Qualified Investment Fund” has an investment fund in relation to which: (a) such fund and each of its Fund Parties have provided all requested documentation and other information related to, and has otherwise satisfied, the “know your customer” due diligence requirements of each Secured Party pursuant to its policies; and (a) the relevant Fund Parties have certified in writing, to the satisfaction of the Guarantor, that:

(i) due diligence on the fund’s limited partners, members, or shareholders has been performed in accordance with the fund’s anti-money laundering and “know your customer” policies that are consistent with applicable legislation, regulations, or industry guidelines; (ii) the Fund Parties have developed and will maintain due diligence policies and procedures for prospective limited partners, members or shareholders in accordance with the fund’s anti-money laundering and “know your customer” policies that are consistent with applicable legislation, regulations, or industry guidelines; (iii) no limited partners, members or shareholders are named, identified or described on (A) the list of “Specially Designated National and Blocked Persons” (Appendix A to 31 CFR chapter V) as published by OFAC at its official website, http://ofac.treasury.gov, or at any replacement website or other replacement official publication of such list, or (B) any other blocked persons list, designated nationals list, denied persons list, entity list, debarred party list, unverified list, sanctions list or other list of individuals or entities with whom U.S. persons may not conduct business maintained by any agency or instrumentality of the United States, including lists published or maintained by OFAC, lists published or maintained by the U.S. Department of Commerce, and lists published or maintained by the U.S. Department of State; and (iv) no ultimate beneficial owner in such fund, together with its Affiliates, owns indirectly through such investment fund more than 10% of the Equity Interests in any Borrower Entity. “Qualified Public Company Shareholder” means each Person that holds, directly or indirectly, shares in a company, which shares are not restricted or closely held, but are freely available to the public for trading on any national securities exchange approved by or registered with the competent securities regulator of the relevant country and internationally recognized as having adequate disclosure and listing requirements, including the New York Stock Exchange. “Qualified Stall” means each Charging Stall that satisfies the Qualifying Criteria. “Qualified Stall Asset Acquisition Account” has the meaning given to such term in the Accounts Agreement. “Qualified Stall Assets” means any Qualified Stalls and the Project Documents and other Property of the Borrower related to such Qualified Stalls. “Qualified Transferee” means a Person (a) who has assets or a net worth, on a consolidated or unconsolidated basis, in excess of [*****] (or who holds capital commitments (whether funded or unfunded) or assets under management in excess of [*****]), and (b) (i) who is (or is a Subsidiary of or otherwise controlled by a Person who is) a past or present direct or indirect owner of [*****] Equivalent Assets for at least [*****] in the prior [*****] period,

(ii) who is (or is a Subsidiary of or otherwise Controlled by a Person who is) an experienced operator of [*****] Equivalent Assets, and has performed the operation of such Equivalent Assets for at least [*****] in the prior [*****] period, (iii) whose business includes designing, building, owning, operating, or manufacturing, technology or other critical equipment for Equivalent Assets, or (iv) to whom the Guarantor has not objected, (x) in its sole discretion, within [*****] after the Borrower notifies the Guarantor in writing of potential circumstances that may trigger the applicable Change of Control or (y) in accordance with its standard know-your-customer process, within [*****] after the date the Borrower has delivered to the Guarantor all know-your-customer information requested by the Guarantor with respect to such Person, provided that, notwithstanding the foregoing, a Qualified Transferee shall not include (w) a Prohibited Person; (x) any Person whose acquisition of any ownership or other interest in the Borrower or the Project would (i) result in a Default or Event of Default (other than solely as a result of a Change of Control) or (ii) violate any Applicable Law; (y) a Person who is owned by, controlled by, or subject to the jurisdiction or direction of a government of a foreign country that is a covered nation as defined in the Inflation Reduction Act; or (z) any other Person to whom the Guarantor has objected, (i) in its sole discretion, on or before the day that is [*****] after the Borrower notifies the Guarantor in writing of potential circumstances that may trigger the applicable Change of Control or (ii) in accordance with its standard know-your-customer process, within [*****] after the date the Borrower has delivered to the Guarantor all know-your-customer information requested by the Guarantor with respect to such Person. “Qualifying Criteria” shall include the criteria detailed in Schedule 1.02 (Qualifying Criteria Terms). “Quarterly Base Case Financial Model Update” means a description, in reasonable detail, of all updates to the then-current Base Case Financial Model for the incorporation of (x) actual and operational results, data, costs, pricing and other historically realized metrics during the preceding Fiscal Quarter and (y) updated projections for the next succeeding [*****] period. “Quarterly Environmental Report” has the meaning given to such term in Section 8.02(b) (Quarterly Reports). “Quarterly O&M Update” has the meaning given to such term in Section 5.03(a)(vii) (Master Advance Notice). “Quarterly Operating Certificate” has the meaning given to such term in Section 8.02(b) (Quarterly Reports). “Quarterly Reporting Date” has the meaning given to such term in Section 8.02(b) (Quarterly Reports). “Quarterly Test Date” means the last day of each calendar quarter. “Real Property” means, with respect to any Person, all right, title and interest of such Person in and to any and all parcels of real property owned, leased, licensed or encumbered by such Person, together with all improvements and appurtenant fixtures, equipment, easements, rights to occupy and other real property and other rights incidental to the ownership, lease, license, grant or operation thereof.

“Real Property Document” means each document evidencing the Borrower’s ownership, leasehold interest, license or other right and entitlement to use Real Property. “Reimbursement Amounts” has the meaning given to such term in Section 4.01(c)(i) (Reimbursement and Other Payment Obligation). “Reimbursement Certificate” has the meaning given to that term in the Accounts Agreement. “Reimbursement Obligation” means the obligation of the Borrower to reimburse the Guarantor pursuant to Section 4.01 (Reimbursement and Other Payment Obligation). “Release” means, with respect to Hazardous Substances, any disposing, discharging, injecting, spilling, leaking, leaching, dumping, pumping, pouring, emitting, escaping, emptying, seeping, placing or migrating into, through or upon the natural or man-made environment (including any land, water or air and the abandonment or discarding of barrels, containers, and other closed receptacles containing Hazardous Substances), and “Released” shall have a corresponding meaning. “Release Date” means the date on which all of the Note Obligations (other than inchoate indemnity obligations) have been paid in full and the Loan Commitment Amount has been reduced to zero Dollars ($0). “Replaceable Contract” means any (a) Major Project Document other than the Intercompany Contracts, other Project IP Agreements and any Major Real Property Document and (b) any Project Document that is not a Major Project Document. “Replacement Contract” means each agreement entered into by the Borrower to replace a Replaceable Contract in accordance with this Agreement. “Replacement Contract Conditions” means, with respect to any Replaceable Contract and/or the counterparty that is (or was) a party thereto and the applicable triggering event under this Agreement, to the extent permitted pursuant to Section 3.05(c) (Mandatory Prepayments), Section 9.01(b)(i) (Other Transactions), Section 10.01(g)(ii) (Breach or Default under Major Project Documents), Section 10.01(i) (Unenforceability of Any Transaction Documents), Section 10.01(j) (Termination of Major Project Documents), Section 10.01(m) (Bankruptcy; Insolvency; Dissolution) or Section 7.22 (Prohibited Persons): (a) within [*****] of the occurrence of such event, the Borrower delivers to the Guarantor written notification of its intent to replace such Replaceable Contract with a Replacement Contract; (b) within [*****] of the occurrence of such event, the Borrower delivers to the Guarantor a cure plan reasonably acceptable to the Guarantor pursuant to which the Borrower shall replace such counterparty and Replaceable Contract; (c) (i) the terms of the proposed Replacement Contract are reasonably acceptable to the Guarantor and the Borrower has used commercially reasonable efforts to cause such proposed Replacement Contract to include the relevant provisions substantially in the form of Schedule 1.03 (Project Document Provisions), (ii) the creditworthiness and technical competence of the proposed Replacement Contractor are at least equivalent to the creditworthiness and technical competence of, as of the Effective Date or, if later, the date of execution of such Replaceable Contract in accordance with the terms of this Agreement, the counterparty to such Replaceable Contract (as determined by the Guarantor) and (iii) the Borrower has complied with the relevant Additional Collateral Requirements and the requirements under Section 9.01(g) (Additional Project Documents);

(d) such Replaceable Contract is replaced within a period not to exceed [*****] after the occurrence thereof or, to the extent approved by the Guarantor, such longer period pursuant to the cure plan referred to in clause (b) of this definition; and (e) during the period that the Borrower is attempting to replace such counterparty and Replaceable Contract, no Material Adverse Effect has occurred or could reasonably be expected to occur. “Replacement Contractor” means each counterparty to a Replacement Contract that replaces a counterparty to a Replaceable Contract in accordance with this Agreement. “Replacement Stall Conditions” means, with respect to any Site Lease that has been terminated for any reason or not renewed beyond its original term: (a) within [*****] of the occurrence of such event, the Borrower delivers to the Guarantor written notification of its intent to replace such terminated Site Lease; (b) such terminated Site Lease is replaced within a period not to exceed [*****] after the occurrence thereof or, to the extent approved by the Guarantor, such longer period; and (c) within [*****] of the execution of the new Site Lease, the applicable Construction Contractor has mobilized to the applicable Site to commence construction on a replacement Qualified Stall. “Requested Advance Date” means, for any FFB Advance Request, the date requested by the Borrower for FFB to make an Advance under the Note. “Requested First Advance Date” means, for the first FFB Advance Request, the date requested by the Borrower for FFB to make the First Advance under the Note. “Required Approvals” means, with respect to any portion of the Project, all environmental, regulatory, construction and other governmental and third-party consents, permits and approvals required for the ownership, commencement, development, construction and operations of such portion of the Project. “Required Insurance” means each of the contracts of insurance taken out or maintained (or required to be taken out or maintained) in accordance with this Agreement. “Reserve Account Requirement” means, with respect to each Reserve Account, the minimum amount then required to be on deposit therein and/or standing to the credit thereto in accordance with the Accounts Agreement. “Reserve Accounts” means each of the Debt Service Reserve Account, Major Maintenance Reserve Account, the O&M Reserve Account, to be funded and applied as provided in the Accounts Agreement. “Responsible Officer” means: (a) with respect to any Person: (i) that is a corporation, the chairman, chief executive officer, president, vice president, assistant vice president, treasurer, assistant treasurer, any Person holding an equivalent position in such corporation, or any other Financial Officer of such Person; (ii) that is a partnership, each general partner of such Person or the chairman, chief executive officer, president, vice president, assistant vice president, treasurer, assistant treasurer, any Person holding an equivalent position in such partnership, or any other Financial Officer of a general partner of such Person; or (iii) that is a limited liability company, the manager, managing partner or duly appointed officer of such Person, the individuals authorized to represent such Person pursuant to the Organizational Documents of such Person, or the chairman, chief executive officer, president, vice president, assistant vice president, treasurer, assistant treasurer, any Person holding an equivalent position in such limited liability company, or any other Financial Officer of the manager or managing member of such Person; and (b) with respect to any Borrower Entity, only those individuals holding any of the foregoing positions whose names appear on the relevant certificate of incumbency delivered pursuant to Section 5.01(i) (Closing Certificate), in each case, as such certificate of incumbency may be amended from time to time to identify the individuals then holding such offices and the capacity in which they are acting. “Restricted Payment” has the meaning given to such term in Section 9.04 (Restricted Payments). “Restricted Payment Conditions” has the meaning given to such term in Section 9.04 (Restricted Payments). “Restricted Payment Date” has the meaning given to such term in the Accounts Agreement. “Revenue Account” has the meaning given to such term in the Accounts Agreement. “SAM” means the System for Award Management electronic database administered by the United States General Services Administration, found at www.sam.gov. “Sanctions” means (a) any economic, financial, and trade sanctions laws and export controls, Applicable Laws, regulations, embargoes or restrictive measures administered or enforced by the United States government, including OFAC, the U.S. Department of State, and the U.S. Department of Commerce; (b) any U.S. Executive Orders imposing economic or financial sanctions on any individuals, entities, countries or regimes; and (c) any multilateral economic or trade sanctions in which the United States participates. “Scheduled Project Costs” means Project Costs (inclusive of budgeted contingencies) set forth in the Effective Date Base Case Financial Model delivered as of the Effective Date. “SEC” means the U.S. Securities and Exchange Commission. “Secretary’s Instruments” means each of the documents or instruments required to be delivered by the Secretary of Energy pursuant to Section 3.3 (Secretary’s Instruments) of the Note Purchase Agreement. “Secretary of Energy” means as of any date, the then-current secretary of the U.S. Department of Energy or, in their absence, the person discharging their duties or exercising their prerogatives in accordance with Applicable Law. “Secretary of Labor” means as of any date, the then-current secretary of the U.S. Department of Labor or, in their absence, the person discharging their duties or exercising their prerogatives in accordance with Applicable Law. “Section 136” means Section 136 of the Energy Independence and Security Act of 2007 (Pub. L. 110-140), as amended from time to time.

“Secured Parties’ IP Rights” means an irrevocable, non-exclusive, transferable, sub-licensable, fully paid-up and royalty-free right and license for the Secured Parties (a) to use and otherwise Practice and to assign or sublicense, in each case, for no additional consideration, the Borrower’s rights in and to Project IP under a Project IP Agreement (effective as of the Effective Date or, if acquired later, upon such acquisition date) until the Release Date and (b) to step in the case of a default of the Borrower under a Project IP Agreement to cure such default to prevent revocation or termination of such Project IP Agreement, in each case enforceable: (i) during the continuance of an Event of Default; (ii) upon a transfer of ownership in the Borrower; or (iii) upon any bankruptcy or insolvency action involving by the Borrower or the Guarantor. “Secured Party” means each of: (a) the Guarantor; (b) FFB; (c) the Collateral Agent; and (d) the Depositary Bank. “Secured Party Expenses” means any out-of-pocket costs, expenses and other amounts paid or incurred by any Secured Party from time to time in connection with the due diligence of the Borrower Entities or the Project and the preparation, execution, recording and performance of this Agreement, the other Transaction Documents and any other documents and instruments related hereto or thereto (including legal opinions), including any of the following: (a) recordation and other costs, fees and charges in connection with the execution, delivery, filing, registration, or performance of the Transaction Documents or the perfection of the security interests in the Collateral; (b) fees, charges, and expenses of any DOE Consultants; (c) commissions, charges, costs and expenses for the conversion of currencies; (d) other fees, charges, expenses and other amounts from time to time due to any Secured Party under or in connection with the Financing Documents; (e) fees and expense of the legal counsel, consultants and advisors of any Secured Party with respect to any of the foregoing; and (f) DOE Extraordinary Expenses. “Securities Act” means the U.S. Securities Act of 1933, as amended. “Security Agreement” means the Security Agreement entered into as of the Effective Date between the Borrower and the Collateral Agent for the benefit of the Secured Parties. “Security Document” means each of: (a) the Security Agreement; (b) the Accounts Agreement; (c) the Equity Pledge Agreement;

(d) each Direct Agreement; (e) each Account Control Agreement; (f) each IP Security Agreement; (g) such other documents, certificates, filings and instruments that may be required by the Secured Parties in connection with the foregoing; and (h) each other security document, agreement or instrument hereafter delivered to any Secured Party from time to time granting, or purporting to grant, a Lien on any property, rights and assets of any Person to secure any of the Note Obligations. “Sensitive Information” means (a) any information that is subject to Data Protection Laws; (b) any Trade Secrets or other information in which the Borrower Entities have confidential Intellectual Property rights (including any relevant Project IP owned by the Borrower Entities); and (c) any information with respect to which the Borrower Entities have contractual non-disclosure obligations. “Similar Law Plan” has the meaning given to such term in Section 6.25 (ERISA). “Site” means any site where a Charging Station is located. “Site Lease” means, with respect to any Charging Stall, the site lease or license evidencing Borrower’s rights to occupy the site and develop, construct and commission a Charging Stall, at the site which the Charging Stall is located. “Software” means any and all (a) computer programs and software implementations of algorithms, models and methodologies, in each case, whether in Source Code, object code or any other form; (b) descriptions, flow charts and other work product used to design, plan, organize and develop any of the foregoing, firmware, development tools, configurations, interfaces, platforms and applications; (c) data, databases and compilations, and (d) documentation supporting or related to any of the foregoing (including training materials). Software shall include “software” as such term is defined in the UCC and computer programs that may be construed as included in the definition of “goods” in the UCC, including any licensed rights to Software, and all media that may contain Software or recorded data of any kind. “Source Code” means, with respect to any Software, the human-readable form of such Software. “Sponsor” means EVgo Services LLC, a Delaware limited liability company. “Sponsor Support Agreement” means the Sponsor Support and Contribution Agreement entered into as of the Effective Date by and among the Borrower, the Guarantor, the Sponsor and the Collateral Agent. “Staffing & Training Plan” means the periodic staffing and training plan for the Project prepared by the Borrower, substantially in the form attached as Exhibit Y (Form of Staffing & Training Plan) hereto and in form and substance satisfactory to the Guarantor. [*****]. [*****]. “Standard & Poor’s” or “S&P” means S&P Global Ratings, a division of S&P Global Inc. “Subordinated O&M Payments” has the meaning given to such term in the Intercompany Services Agreement.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with the GAAP as of such date, as well as any other corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. “Systemic” means, at any one time, with respect to breaches, failures or other circumstances, that such breaches or failures to comply with Required Approvals; failures to obtain, renew or maintain, Required Approvals; or rescission, termination, suspension or withdrawal of Required Approvals affects or relates to Charging Stations with an aggregate book value at least equal to or greater than [*****] of the book value of the Charging Stalls owned by the Borrower. [*****]. “Tax Credit” means the alternative fuel vehicle refueling property tax credit provided under section 30C of the Code and the U.S. Department of Treasury regulations promulgated thereunder, or any successor to or replacement of such credit. “Tax Sharing Agreement” means the tax sharing agreement to be entered into between the EVgo OpCo, LLC and the Borrower. “Taxes” means all taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, penalties or additions thereto imposed in respect thereof. “Term Sheet” means the Summary Terms and Conditions for Loan Guarantee applied for pursuant to and authorized under Title XVII, which is attached to the Conditional Commitment Letter. “Test EBITDA” means, for any period, the EBITDA attributable to the Test Stalls and Cure Stalls for such period. “Test Excess Cash” means, as of any date of determination, the result of multiplying (a) the aggregate Excess Cash as of such date of determination times (b) the result of dividing the Test EBITDA by the EBITDA, in each case, for the applicable period. “Test Stalls” means, as of any date of determination, all Contributed Assets (other than Cure Stalls), which have been operational by the Borrower for no less than twelve months. “Testing Trigger Date” means the date of the Advance requested to be made after the date that is [*****] after the First Advance Date. “Third-Party Licensor” has the meaning given to such term in Section 5.01(p)(ii)(B) (Intellectual Property). “Threshold Event of Loss” has the meaning given to such term in Section 7.04(a)(ii) (Event of Loss). “Title Company” means one or more title companies satisfactory to the Guarantor, satisfying the Guarantor’s requirements with respect to co-insurance or reinsurance.

“Title XVII” means Title XVII of the Energy Policy Act of 2005, Pub. L. 109 58, as amended by Section 406 of Div. A of Title IV of Pub. L. 111 5, and as further amended from time to time. “Trade Secrets” has the meaning given to such term in the definition of “Intellectual Property.” “Trademarks” means any and all (a) trademarks, trade names, business names, trade styles, service marks, trade dress, designs, fictitious business names, logos and other source or business identifiers (in each case, whether registered or unregistered); (b) registrations and applications for registration in the United States Patent and Trademark Office or any similar offices in any State of the United States or any political subdivision thereof or any other jurisdiction, and recordations, renewals and extensions thereof; and (c) other trademarks described in the IP Security Agreement (if applicable), and in each case, together with all goodwill associated therewith and any other Trademarks as defined in the IP Security Agreement. “Transaction Document” means each Financing Document and each Project Document. “Transfer/Withdrawal Request” means a request, in substantially in the form of Exhibit C (Form of Transfer/Withdrawal Request) of the Accounts Agreement, for disbursements, transfers and payments from the Project Accounts in accordance with the terms of the Financing Documents, signed by the Borrower and countersigned by the Guarantor. “Transmission Code” means the code delivered by the Guarantor to each of the Authorized Transmitters of the Borrower. “UCC” means the Uniform Commercial Code as adopted and in effect in the State of New York. “Ultimate Parent” means EVgo Inc., a Delaware corporation. “Unfunded Pension Liabilities” means the excess of an Employee Benefit Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that plan’s assets, determined in accordance with the assumptions used for funding the Employee Benefit Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” and “U.S.” mean the United States of America. “Unqualified Stall” means a Charging Stall owned by the Borrower that failed to satisfy the Qualifying Criteria. [*****]. [*****]. [*****]. [*****]. [*****]